                                                                    EXHIBIT 10.3


                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                         PAGE
                                                                                         ----
Schedules

Schedule I       -   Cash Equity Investors and Commitments
Schedule II      -   Management Stockholders
Schedule III     -   PCS Licenses
Schedule IV      -   Company Territory

Schedule 1.1     -   Pre-Closing Expenditures
Schedule 2.1     -   Description of AT&T PCS Contributed and Retained Licenses
Schedule 4.2     -   Purchaser Consents
Schedule 4.6     -   AT&T PCS FCC Proceedings
Schedule 5.2     -   Company and Management Stockholder Consents
Schedule 5.7     -   Equity Ownership
Schedule 5.12    -   Minimum Build-Out Plan

Exhibits

Exhibit A        -   Form of Employment Agreement
Exhibit B        -   Form of Network Membership License Agreement
Exhibit C        -   Form of Resale Agreement
Exhibit D        -   Form of Restated Bylaws
Exhibit E        -   Form of Restated Certificate
Exhibit F        -   Form of Roaming Agreement
Exhibit G        -   Form of Stockholders Agreement
Exhibit H        -   Form of Opinion of Counsel to AT&T PCS
Exhibit I        -   Form of Opinion of FCC Counsel to AT&T PCS
Exhibit J        -   Form of Opinion of Counsel to Cash Equity Investors
Exhibit K        -   Form of Pledge Agreement
Exhibit L        -   Form of Opinion of Counsel to the Company and the Management Stockholders
Exhibit M        -   Form of Opinion of FCC Counsel to the Company
Exhibit N        -   Form of Assignment

                                                                      SCHEDULE I

                             Cash Equity Investors
                             ---------------------

                                                      AGGREGATE                                 INITIAL CASH
                                                      COMMITMENT           # OF SHARES*         CONTRIBUTION
CB Capital Investors                                  $ 49,732,147                               $15,985,333
JP Morgan Capital Investment Corporation              $ 37,796,428                               $12,148,852
Sixty Wall Street SBIC Fund, L.P.                     $  1,989,285                               $   639,414
Private Equity Investors III, L.P.                    $ 19,892,856                               $ 6,394,132
Equity-Linked Investors-II                            $ 19,892,856                               $ 6,394,132
Toronto Dominion Capital (USA) Inc.                   $  9,946,428                               $ 3,197,066

                                                      ------------          -----------          -----------
Total                                                 $139,250,000            1,392,500          $44,758,929


                      ADDITIONAL CONTRIBUTION SCHEDULE**
                      --------------------------------

                                                       TOTAL 1ST
                                                      ANNIVERSARY

CB Capital Capital Investors                          $12,433,037
JP Morgan Capital Investment Corporation              $ 9,449,107
Sixty Wall Street SBIC Fund, L.P.                     $   497,321
Private Equity Investors III, L.P.                    $ 4,973,214
Equity-Linked Investors-II                            $ 4,973,214
Toronto Dominion Capital (USA) Inc.                   $ 2,486,607

                                                      -----------
Total                                                 $34,812,500

_______________________

* The aggregate number of shares of Series C Preferred Stock to be issued to the Cash Equity Investors shall be 1,392,500. The number of shares of Series C Preferred Stock issued to each Cash Equity Investors shall be determined as follows:

   (i) to each holder of Bridge Notes, a number of shares equal to (x) the product of the aggregate principal amount of all Bridge Notes held by such holder multiplied by two (2), divided by (y) one hundred (100).

   (ii) to each Cash Equity Investor (including each holder of Bridge Notes), a number of shares equal to its pro rata share (based upon such Cash Equity Investor's pro rata share of the Aggregate Commitments of all of the Cash Equity Investors) of a number equal to the aggregate number of shares of Series C Preferred Stock to be issued to the Cash Equity Investors minus the aggregate number of shares to be issued to the Bridge Note holders in accordance with paragraph (i) above.

   **Additional Contributions shall be made within 20 business days after receipt of written notice from the Company in accordance with the terms of the Stockholders Agreement.

                                               TOTAL 2ND
                                              ANNIVERSARY
CB Capital Capital Investors                  $12,433,037
JP Morgan Capital Investment Corporation      $ 9,449,107
Sixty Wall Street SBIC Fund, L.P.             $   497,321
Private Equity Investors III, L.P.            $ 4,973,214
Equity-Linked Investors-II                    $ 4,973,214
Toronto Dominion Capital (USA) Inc.           $ 2,486,607

                                              -----------
Total                                         $34,812,500

                                               TOTAL 3RD
                                              ANNIVERSARY

Capital Capital Investors                     $ 8,880,740
JP Morgan Capital Investment Corporation      $ 6,749,362
Sixty Wall Street SBIC Fund, L.P.             $   355,229
Private Equity Investors III, L.P.            $ 3,552,296
Equity-Linked Investors-II                    $ 3,552,296
Toronto Dominion Capital (USA) Inc.           $ 1,776,148

                                              -----------
Total                                         $24,866,071

                                                                    SCHEDULE II

                            Management Stockholders
                            -----------------------

                                                AGGREGATE                                   INITIAL CASH
                                               COMMITMENT             # OF SHARES           CONTRIBUTION
Michael E. Kalogris                                 $500,000                 5,000              $160,714
Steven R. Skinner                                    250,000                 2,500                80,357
                                                    --------                 -----              --------
 Total                                              $750,000                 7,500              $241,071

                        ADDITIONAL CONTRIBUTION SCHEDULE
                        --------------------------------

                                                  TOTAL 1ST
                                                 Anniversary
Michael E. Kalogris                               $125,000
Steven R. Skinner                                   62,500
                                                  --------
Total                                             $187,500

                                                  TOTAL 2ND
                                                 Anniversary
Michael E. Kalogris                               $125,000
Steven R. Skinner                                   62,500
                                                  --------
Total                                             $187,500

                                                  TOTAL 3RD
                                                 Anniversary
Michael E. Kalogris                               $ 89,286
Steven R. Skinner                                   44,643
                                                  --------
Total                                             $133,929

                                                                    SCHEDULE III
                                                                    ------------

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION

                          RADIO STATION AUTHORIZATION

                        COMMERCIAL MOBILE RADIO SERVICES
                  PERSONAL COMMUNICATIONS SERVICE - BROADBAND


AT&T WIRELESS PCS INC.                          Call Sign:         KNLF287
1105 Connecticut Avenue, N.W., 4th Floor        Market:            M044
Washington, D.C.  20036                                            KNOXVILLE
                                                Channel Block:     A
                                                File Number:       00084-CW-L-95
--------------------------------------------------------------------------------

The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in Title 47 of the U.S. Code of Federal Regulations.
________________________________________________________________________________

     Initial Grant Date.........................JUNE 23, 1995

     Five-year Build Out Date...................JUNE 23, 2000

     Expiration Date............................JUNE 23, 2005

________________________________________________________________________________

CONDITIONS:
----------

Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S)(S) 309(h)), this license is subject to the following conditions:
This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communication Act of 1934, as amended (47 U.S.C. (S) 606).

Conditions continued on page 2.
_______________________________________________________________________________


WAIVERS:
-------

No waivers associated with this authorization.



________________________________________________________________________________

CONDITIONS:
----------

This authorization is subject to the condition that, in the event that systems using the same frequencies are granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is subject to the condition that the remaining balances of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R., Part 1.

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION

                          RADIO STATION AUTHORIZATION

                        COMMERCIAL MOBILE RADIO SERVICES
                  PERSONAL COMMUNICATIONS SERVICE - BROADBAND


AT&T WIRELESS PCS INC.                         Call Sign:        KNLF221
1105 Connecticut Avenue, N.W., 4th Floor       Market:           M011
Washington, D.C.  20036                                          ATLANTA
                                               Channel Block:    A
                                               File Number:      00018-CW-L-95
-------------------------------------------------------------------------------

The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in Title 47 of the U.S. Code of Federal Regulations.
_______________________________________________________________________________

     Initial Grant Date..........................JUNE 23, 1995

     Five-year Build Out Date....................JUNE 23, 2000

     Expiration Date.............................JUNE 23, 2005

________________________________________________________________________________

CONDITIONS:
----------

Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S)(S) 309(h)), this license is subject to the following conditions:
This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communication Act of 1934, as amended (47 U.S.C. (S) 606).

Conditions continued on page 2.
________________________________________________________________________________

WAIVERS:
-------

No waivers associated with this authorization.



________________________________________________________________________________

CONDITIONS:
----------

This authorization is subject to the condition that, in the event that systems using the same frequencies are granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is subject to the condition that the remaining balances of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R., Part 1.

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION

                          RADIO STATION AUTHORIZATION

                        COMMERCIAL MOBILE RADIO SERVICES
                  PERSONAL COMMUNICATIONS SERVICE - BROADBAND


AT&T WIRELESS PCS INC.                        Call Sign:        KNLF245
1105 Connecticut Avenue, N.W., 4th Floor      Market:           M023
Washington, D.C.  20036                                         RICHMOND-NORFOLK
                                              Channel Block:    A
                                              File Number:      00042-CW-L-95
-------------------------------------------------------------------------------

The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in Title 47 of the U.S. Code of Federal Regulations.
________________________________________________________________________________

     Initial Grant Date..........................JUNE 23, 1995

     Five-year Build Out Date....................JUNE 23, 2000

     Expiration Date.............................JUNE 23, 2005

________________________________________________________________________________

CONDITIONS:
----------

Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S)(S) 309(h)), this license is subject to the following conditions:
This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communication Act of 1934, as amended (47 U.S.C. (S) 606).

Conditions continued on page 2.
________________________________________________________________________________


WAIVERS:
-------

No waivers associated with this authorization.



________________________________________________________________________________

CONDITIONS:
----------

This authorization is subject to the condition that, in the event that systems using the same frequencies are granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is subject to the condition that the remaining balances of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R., Part 1.

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION

                          RADIO STATION AUTHORIZATION

                        COMMERCIAL MOBILE RADIO SERVICES
                  PERSONAL COMMUNICATIONS SERVICE - BROADBAND


AT&T WIRELESS PCS INC.                      Call Sign:      KNLF220
1105 Connecticut Avenue, N.W., 4th Floor    Market:         M010
Washington, D.C.  20036                                     WASHINGTON-BALTIMORE
                                            Channel Block:  A
                                            File Number:    00017-CW-L-95
--------------------------------------------------------------------------------

The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in Title 47 of the U.S. Code of Federal Regulations.

________________________________________________________________________________

     Initial Grant Date..........................JUNE 23, 1995

     Five-year Build Out Date....................JUNE 23, 2000

     Expiration Date.............................JUNE 23, 2005

________________________________________________________________________________

CONDITIONS:
----------

Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S)(S) 309(h)), this license is subject to the following conditions:
This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communication Act of 1934, as amended (47 U.S.C. (S) 606).

Conditions continued on page 2.
________________________________________________________________________________


WAIVERS:
-------

No waivers associated with this authorization.



________________________________________________________________________________

CONDITIONS:
----------

This authorization is subject to the condition that, in the event that systems using the same frequencies are granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is subject to the condition that the remaining balances of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R., Part 1.

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION

                          RADIO STATION AUTHORIZATION

                        COMMERCIAL MOBILE RADIO SERVICES
                  PERSONAL COMMUNICATIONS SERVICE - BROADBAND


AT&T WIRELESS PCS INC.                     Call Sign:      KNLF212
1105 Connecticut Avenue, N.W., 4th Floor   Market:         M006
Washington, D.C.  20036                                    CHARLOTTE-GREENSBORO-
                                                           GREENVILLE-RALEIGH
                                           Channel Block:  A
                                           File Number:    00009-CW-L-95
--------------------------------------------------------------------------------

The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in Title 47 of the U.S. Code of Federal Regulations.
________________________________________________________________________________

     Initial Grant Date............................JUNE 23, 1995

     Five-year Build Out Date......................JUNE 23, 2000

     Expiration Date...............................JUNE 23, 2005

________________________________________________________________________________

CONDITIONS:
----------

Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S)(S) 309(h)), this license is subject to the following conditions:
This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communication Act of 1934, as amended (47 U.S.C. (S) 606).

Conditions continued on page 2.
________________________________________________________________________________


WAIVERS:
-------

No waivers associated with this authorization.



________________________________________________________________________________

CONDITIONS:
----------

This authorization is subject to the condition that, in the event that systems using the same frequencies are granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is subject to the condition that the remaining balances of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R., Part 1.

                                                                     SCHEDULE IV

I.    From Washington MTA                          BTA Market Designator
      Charlottesville, VA                                   B075
      Cumberland, MD                                        B100
      Fredericksburg, VA                                    B156
      Harrisonburg, VA                                      B183
      Hagerstown, MD-Chambersburg,                          B179
      PA,-Martinsburg, WV
      Winchester, VA                                        B479

II.   From Richmond MTA
      Danville, VA                                          B104
      Lynchburg, VA                                         B266
      Martinsville, VA                                      B284
      Richmond, VA                                          B374
      Roanoke, VA                                           B376
      Staunton-Waynesboro, VA                               B430

III.  From Knoxville MTA
      Kingsport, Johnson City, TN-Bristol VA                B229
      Middlesboro, TN                                       B295

IV.   From Atlanta MTA
      Augusta, GA                                           B026
      Savannah, GA (Beaufort, Hampton and                   B410
      Jasper Counties)

V.    From Charlotte MTA
      Anderson, SC                                          B016
      Ashville-Hendersonville, NC                           B020
      Charleston, SC                                        B072
      Columbia, SC                                          B091
      Fayetteville-Lumbertan, NC                            B141
      Florence, SC                                          B147
      Goldsboro-Kinston, NC                                 B165
      Greenville-Spartansburg, SC                           B177
      Greenville-Washington, NC                             B176
      Greenwood, SC                                         B178
      Hickory-Lenoir-Morgantan, NC                          B189
      Jacksonville, NC                                      B214
      Myrtle Beach, SC                                      B312
      New Bern, NC                                          B316
      Orangeburg, SC                                        B335
      Roanoke Rapids, NC                                    B377
      Rocky Mount-Wilson, NC                                B382
      Sumter, SC                                            B436
      Wilmington, NC                                        B478

                              ADDRESS FOR NOTICES
                              -------------------

CB Capital Investors
380 Madison Avenue, 12th Floor
New York, New York 10017
Attn: Arnie Chavkin
Tel: (212) 622-3100
Fax: (212) 622-3101

J.P. Morgan Investment Corporation
101 California Street, 38th Floor
San Francisco, CA 94111
Tel: (415) 954-3200
Fax: (415) 954-4737

Sixty Wall Street SBIC Fund, L.P.
101 California Street, 38th Floor
San Francisco, CA 94111
Attn: John Watkins
Tel: (415) 954-3200
Fax: (415) 954-4737

Private Equity Investors III, L.P.
540 Madison Avenue, 36th Floor
New York, New York 10022
Attn: Damon Ball
Tel: (212) 838-9191
Fax: (212) 838-9807

Equity-Linked Investors-II
540 Madison Avenue, 36th Floor
New York, New York 10022
Attn: Damon Ball
Tel: (212) 838-9191
Fax: (212) 838-9807

Toronto Dominion Capital (USA), Inc.
31 West 52nd Street
New York, New York 10019
Tel: (212) 468-0740
Fax: (212) 974-0429

Toronto Dominion Capital (USA), Inc.
909 Fannin
Suite 1700
Houston, TX 77010
Attn: Martha Gariepy
Tel: (713) 653-8225
Fax: (713) 652-2647

                                                                    SCHEDULE 1.1



                             TRITON COMMUNICATIONS
                            PRE-CLOSING EXPENDITURES


                                                                                December
                                                       60 Day                   Optional
                                                     Requirement                  Period
                                                     -----------                --------
 .  RF Engineering services with Wireless                                      $1,312,500 (350 sites)
   Facilities, Inc., to be used for:

   - Preliminary system design (500 sites)           $  625,000
   - Site design approval (50 sites)                 $  187,500

 .  Site acquisition (including cell site equipment) and development services with Entel
   Technologies, Inc. and Gearon & Company, Inc.
   - Site acquisition (100 sites)                    $  700,000               $2,100,000 (300 sites)
   - Site zoning (50 sites)                          $  350,000               $2,450,000 (350 sites)
 .  Spectrum clearing services with Entel
   Technologies, Inc.

   - Spectrum clearing (incumbent path               $  200,000               $1,000,000
   verification, preliminary negotiations,
   etc.)

 .  Triton's capital cost (including equipment purchases/leases) and support services required for RF engineering and site acquisition i.e. drive test frequency with ComSearch, crane rental, temporary office space, and company engineering, site acquisition and construction personnel.

                                                     $  400,000               $675,000
                                                    ------------              -------------
TOTALS                                               $2,462,500               $7,537,500


NOTE: In the event the deal does not close, Triton will deliver to AT&T the following:

       . Preliminary engineering system design for the minimum Phase I build out schedule required for the 5-year FCC requirement

       .    RF design search rings for the priority build areas

       .    All cell site options and leases assignable to AT&T

       .    Incumbent path verifications for spectrum clearing

       .    All equipment purchased to support the build out

                                                                    SCHEDULE 2.1

          DESCRIPTION OF PARTITIONED AREA AND DISAGGREGATED SPECTRUM

          The Charlotte MTA has a population of 9,752,317./1/


          AT&T proposes to assign the 20 MhZ of A Block broadband PCS spectrum at 1850-1860 Mhz and 1930-1940 Mhz to TPLC in the following BTAs within the Charlotte MTA:

--------------------------------------------------------------------------------
                     BTA                        BTA MARKET          BTA
                     NAME                       DESIGNATOR       POPULATION
--------------------------------------------------------------------------------
Greenville-Spartanburg, SC BTA                     B177             788,212
--------------------------------------------------------------------------------
Charleston, SCBTA                                  B072             624,369
--------------------------------------------------------------------------------
Fayetteville-Lumberton, NC BTA                     B141             571,328
--------------------------------------------------------------------------------
Colombia SCBTA                                     B091             568,754
------------------------------------------------------------------------------
Asheville-Hendersonville, NC BTA                   BO20             510,055
------------------------------------------------------------------------------
Anderson, SCBTA                                    B016             305,120
------------------------------------------------------------------------------
Hickory-Lenoir-Morganton, NC BTA                   B189             292,409
------------------------------------------------------------------------------
Wilmington, NC BTA                                 B478             249,711
------------------------------------------------------------------------------
Florence, SC BTA                                   B147             239,208
------------------------------------------------------------------------------
Greenville-Washington NC BTA                       B176             218,937
------------------------------------------------------------------------------
Goldsboro-Kinston, NC BTA                          B165             217,319
------------------------------------------------------------------------------
Rocky Mount-Wilson, NC BTA                         B382             199,296
------------------------------------------------------------------------------
New Bern, NC BTA                                   B316             154,955
------------------------------------------------------------------------------
Jacksonville, NC BTA                               B214             149,838
------------------------------------------------------------------------------
Sumter, SC BTA                                     B436             149,524
------------------------------------------------------------------------------
Myrtle Beach, SC BTA                               B312             144,053
------------------------------------------------------------------------------
Orangeburg, SC BTA                                 B335             114,458
------------------------------------------------------------------------------
Roanoke Rapids. NC BTA                             B377              76,314
------------------------------------------------------------------------------
Greenwood, SC BTA                                  B178              68,435
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Population                                                  5,642,295
------------------------------------------------------------------------------


  ___________________

  /1/ MTA and BTA population figures in this exhibit were taken from the April 1, 1990 U.S. Census, U.S. Department of Commerce, Bureau of Census, as published in Summary of Licenses To Be Auctioned from the August 2, 1995 C Block Bidder Information Package.

          AT&T proposed to retain the 10 Mhz of A Block broadband PCS spectrum at 1860-1865 Mhz and 1940-1945 Mhz in the following BTAs within the Charlotte
MTA:

--------------------------------------------------------------------------------
                  BTA                       BTA MARKET         BTA
                  NAME                      DESIGNATOR      POPULATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Greenville-Spartanburg, SC BTA                  B177        788,212
--------------------------------------------------------------------------------
Charleston. SC BTA                              B072        624,369
--------------------------------------------------------------------------------
Fayetteville-Lumberton, NC BTA                  B 141       571,328
--------------------------------------------------------------------------------
Columbia, SC BTA                                B091        568,754
--------------------------------------------------------------------------------
Asheville-Hendersonville, NC BTA                B020        510,055
--------------------------------------------------------------------------------
Anderson- SC BTA                                B016        305,120
--------------------------------------------------------------------------------
Hickory-Lenoir-Morganton, NC BTA                B189        292,409
--------------------------------------------------------------------------------
Wilmington, NC BTA                              B478        249,711
--------------------------------------------------------------------------------
Florence, SC BTA                                B147        239,208
--------------------------------------------------------------------------------
Greenville-Washington, NC BTA                   B176        218,937
--------------------------------------------------------------------------------
Goldsboro-Kinston, NC BTA                       B165        217,319
--------------------------------------------------------------------------------
Rocky Mount-Wilson, NC BTA                      B382        199,296
--------------------------------------------------------------------------------
New Bern, NC BTA                                B316        154,955
--------------------------------------------------------------------------------
Jacksonville, NC BTA                            B214        149,838
--------------------------------------------------------------------------------
Sumter, SC BTA                                  B436        149,524
--------------------------------------------------------------------------------
Myrtle Beach, SC BTA                            B312        144,053
--------------------------------------------------------------------------------
Orangeburg, SC BTA                              B335        114,458
--------------------------------------------------------------------------------
Roanoke Rapids, NC BTA                          B377         76,314
--------------------------------------------------------------------------------
Greenwood, SC BTA                               B178         68,435
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Population                                          5,642,295
--------------------------------------------------------------------------------

          AT&T proposed to retain the full 30 Mhz of A Block broadband PCS spectrum in the following BTAs within the Charlotte MTA:

--------------------------------------------------------------------------------
                       BTA                    BTA MARKET       BTA
                   MARKET NAME                DESIGNATOR    POPULATION
--------------------------------------------------------------------------------
Charlotte-Gastonia, NC BTA                    B074           1,671,037
--------------------------------------------------------------------------------
Greensboro-Winston-Salem-High Point, NC BTA   B174           1,241,349
--------------------------------------------------------------------------------
Raleigh-Durham, NC BTA                        B368           1,089,423
--------------------------------------------------------------------------------
Burlington, NC BTA                            B062             108,213
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Total Population                                        4,110,022
--------------------------------------------------------------------------------

                       AREA AND SPECTRUM TO BE ASSIGNED

          Subsequent to the transaction described in the FCC Form 490, Triton PCS License Company, Inc. will be the licensee of 20 Mhz of A Block broadband PCS spectrum in the BTAs within the Charlotte MTA as follows:

--------------------------------------------------------------------------------
                BTA                   BTA                      Spectrum
                NAME                MARKET DESIGNATOR            (MHZ)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Greenville-Spartanburg, SC BTA        Bl77                  1850-1860/1930-1940
--------------------------------------------------------------------------------
Charleston, SC BTA                    B072                  850-1860/1930-1940
--------------------------------------------------------------------------------
Fayetteville-Lumberton, NC  BTA       B141                  850-1860/1930-1940
--------------------------------------------------------------------------------
Columbia, SC BTA                      B091                  850-1860/1930-1940
--------------------------------------------------------------------------------
Asheville-Hendersonville, NC BTA      B020                  850-1860/1930-1940
--------------------------------------------------------------------------------
Anderson, SC BTA                      B016                  850-1860/1930-1940
--------------------------------------------------------------------------------
Hickory-Lenoir-Morganton, NC BTA      B189                  850-1860/1930-1940
--------------------------------------------------------------------------------
Wilmington, NC BTA                    B478                  850-1860/1930-1940
--------------------------------------------------------------------------------
Florence, SC BTA                      B147                  850-1860/1930-1940
--------------------------------------------------------------------------------
Greenville-Washington, NC BTA         B176                  950-1860/1930-1940
--------------------------------------------------------------------------------
Goldsboro-Kinston, NC BTA             B165                  850-1860/1930-1940
--------------------------------------------------------------------------------
Rocky Mount-Wilson, NC BTA            B382                  850-1860/1930-1940
--------------------------------------------------------------------------------
New Bern, NC BTA                      B316                  850-186011930-1940
--------------------------------------------------------------------------------
Jacksonville, NC BTA                  B214                  850-1860/1930-1940
--------------------------------------------------------------------------------
Sumter, SC BTA                        B436                  850-1860/1930-1940
--------------------------------------------------------------------------------
Myrtle Beach, SC BTA                  B312                  850-1860/1930-1940
--------------------------------------------------------------------------------
Orangeburg, SC BTA                    B335                  850-1860/1930-1940
--------------------------------------------------------------------------------
Roanoke Rapids, NC BTA                B377                  850-1860/1930-1940
--------------------------------------------------------------------------------
Greenwood, SC BTA                     B178                  850-1860/1930-1940
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       AREA AND SPECTRUM TO BE ASSIGNED

          Subsequent to the transaction described in the FCC Form 490, AT&T Wireless PCS Inc. will be the licensee of 10 Mhz of A Block broadband PCS spectrum in the BTAs within the Charlotte MTA as follows:/2/

--------------------------------------------------------------------------------
                     BTA                        BTA MARKET       SPECTRUM
                     NAME                       DESIGNATOR        (MHZ)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Greenville-Spartanburg, SC BTA                     Bl77     1860-1865/1940-1945
--------------------------------------------------------------------------------
Charleston, SC BTA                                 B072     1860-1865/1940-1945
--------------------------------------------------------------------------------
Fayetteville-Lumberton, NC  BTA                    B141     1860-1865/1940-1945
--------------------------------------------------------------------------------
Columbia, SC BTA                                   B091     1860-1865/1940-1945
--------------------------------------------------------------------------------
Asheville-Hendersonville, NC BTA                   B020     1860-1865/1940-1945
--------------------------------------------------------------------------------
Anderson, SC BTA                                   B016     1860-1865/1940-1945
--------------------------------------------------------------------------------
Hickory-Lenoir-Morganton, NC BTA                   B189     1860-1865/1940-1945
--------------------------------------------------------------------------------
Wilmington, NC BTA                                 B478     1860-1865/1940-1945
--------------------------------------------------------------------------------
Florence, SC BTA                                   B147     1860-1865/1940-1945
--------------------------------------------------------------------------------
Greenville-Washington, NC BTA                      B176     1860-1865/1940-1945
--------------------------------------------------------------------------------
Goldsboro-Kinston, NC BTA                          B165     1860-1865/1940-1945
--------------------------------------------------------------------------------
Rocky Mount-Wilson, NC BTA                         B382     1860-1865/1940-1945
--------------------------------------------------------------------------------
New Bern, NC BTA                                   B316     1860-1865/1940-1945
--------------------------------------------------------------------------------
Jacksonville, NC BTA                               B214     1860-1865/1940-1945
--------------------------------------------------------------------------------
Sumter, SC BTA                                     B436     1860-1865/1940-1945
--------------------------------------------------------------------------------
Myrtle Beach, SC BTA                               B312     1860-1865/1940-1945
--------------------------------------------------------------------------------
Orangeburg, SC BTA                                 B335     1860-1865/1940-1945
--------------------------------------------------------------------------------
Roanoke Rapids, NC BTA                             B377     1860-1865/1940-1945
--------------------------------------------------------------------------------
Greenwood, SC BTA                                  B178     1860-1865/1940-1945
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

______________________
/2/ AT&T Wireless PCS Inc. will also be the licensee of a discrete 30 Mhz band of spectrum in designated BTAs as described in a companion 600 Form which is part of this application package.

                       AREA AND SPECTRUM TO BE ASSIGNED

          Subsequent to the transaction described in the FCC Form 490, AT&T Wireless PCS Inc. will be the licensee of the 30 Mhz of A Block broadband PCS spectrum in the BTAs within the Charlotte MTA as follows:/3/

--------------------------------------------------------------------------------------------------
                     BTA                              BTA MARKET                     BTA
                     NAME                             DESIGNATOR                  POPULATION
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Charlotte-Gastonia, NC BTA                               B074                  1860-1865/1940-1945
--------------------------------------------------------------------------------------------------
Greensboro-Winston-Salem-High Point, NC BTA              B174                  1860-1865/1940-1945
--------------------------------------------------------------------------------------------------
Raleigh-Durham, NC BTA                                   B368                  1860-1865/1940-1945
--------------------------------------------------------------------------------------------------
Burlington, NC BTA                                       B062                  1860-1865/1940-1945
--------------------------------------------------------------------------------------------------

_________________________
/3/ AT&T Wireless PCS Inc. will also be the licensee of a descrete 10 Mhz band of spectrum in designated BTAs as described in a companion 600 Form which is part of this application package.

          DESCRIPTION OF PARTITIONED AREA AND DISAGGREGATED SPECTRUM

         The Washington-Baltimore MTA has a population of 7,777,875./4/

-------------------------------------------------------------------------------------------------
                          BTA                                 BTA MARKET              BTA
                          NAME                                DESIGNATOR           POPULATION
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Hagerstown, MD-Chambersburg, PA-Martinsburg, WV BTAC             B179                  327,693
-------------------------------------------------------------------------------------------------
Charlottesville, VA BTA                                          B075                  190,128
-------------------------------------------------------------------------------------------------
Cumberland, MD BTA                                               B100                  156,707
-------------------------------------------------------------------------------------------------
Winchester, VA BTA                                               B479                  137,549
-------------------------------------------------------------------------------------------------
Harrisonburg, VA BTA                                             B183                  128,910
-------------------------------------------------------------------------------------------------
Fredericksburg, VA BTA                                           B156                  124,654
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Population                                                                     1,065,641
-------------------------------------------------------------------------------------------------

__________________________
/4/ MTA and BTA population figures in this exhibit were taken from the April 1, 1990 U.S. Census, U.S. Department of Commerce, Bureau of Census, as published in Summary of Licenses To Be Auctioned from the August 2, 1995 C Block Bidder Information Package.

               AT&T proposed to retain the 10 Mhz of B Block broadband PCS spectrum at 1880-1885 Mhz and 1960-1965 Mhz in the following BTAs within the Washington-Baltimore MTA:

-------------------------------------------------------------------------------------------------
                          BTA                                 BTA MARKET              BTA
                          NAME                                DESIGNATOR           POPULATION
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Hagerstown, MD-Chambersburg, PA-Martinsburg, WV BTAC             B179               327,693
-------------------------------------------------------------------------------------------------
Charlottesville, VA BTA                                          B075               190,128
-------------------------------------------------------------------------------------------------
Cumberland, MD BTA                                               B100               156,707
-------------------------------------------------------------------------------------------------
Winchester, VA BTA                                               B479               137,549
-------------------------------------------------------------------------------------------------
Harrisonburg, VA BTA                                             B183               128,910
-------------------------------------------------------------------------------------------------
Fredericksburg, VA BTA                                           B156               124,654
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Population                                                                  1,065,641
-------------------------------------------------------------------------------------------------

               AT&T proposed to retain the full 30 Mhz of B Block broadband PCS spectrum in the following BTAs within the Washington-Baltimore MTA:

-------------------------------------------------------------------------------------------------
                          BTA                                 BTA MARKET              BTA
                          NAME                                DESIGNATOR           POPULATION
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Washington, DC BTA                                               B461             4,118,628
-------------------------------------------------------------------------------------------------
Baltimore, MD BTA                                                B029             2,430,563
-------------------------------------------------------------------------------------------------
Salisbury, MD BTA                                                B398               163,043
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Population
-------------------------------------------------------------------------------------------------

                       AREA AND SPECTRUM TO BE ASSIGNED

               Subsequent to the transaction described in the FCC Form 490, Triton PCS License Company, Inc. will be the licensee of 20 Mhz of B Block broadband PCS spectrum in the BTAs within the Washington-Baltimore MTA as follows:

--------------------------------------------------------------------------------------------------------
                          BTA                                BTA MARKET                SPECTRUM
                          NAME                               DESIGNATOR                  (MHZ)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Hagerstown, MD-Chambersburg, PA-Martinsburg, WV BTAC            B179              1880-1885/1960-1965
--------------------------------------------------------------------------------------------------------
Charlottesville, VA BTA                                         B075              1880-1885/1960-1965
--------------------------------------------------------------------------------------------------------
Cumberland, MD BTA                                              B100              1880-1885/1960-1965
--------------------------------------------------------------------------------------------------------
Winchester, VA BTA                                              B479              1880-1885/1960-1965
--------------------------------------------------------------------------------------------------------
Harrisonburg, VA BTA                                            B183              1880-1885/1960-1965
--------------------------------------------------------------------------------------------------------
Fredericksburg, VA BTA                                          B156              1880-1885/1960-1965
--------------------------------------------------------------------------------------------------------

                       AREA AND SPECTRUM TO BE ASSIGNED

               Subsequent to the transaction described in the FCC Form 490, AT&T Wireless PCS Inc. will be the licensee of 10 Mhz of B Block broadband PCS spectrum in the BTAs within the Washington-Baltimore MTA as follows:/5/

--------------------------------------------------------------------------------------------------------
                          BTA                                BTA MARKET                  SPECTRUM
                          NAME                               DESIGNATOR                    (MHZ)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Hagerstown, MD-Chambersburg, PA-Martinsburg, WV BTAC            B179              1880-1885/1960-1965
--------------------------------------------------------------------------------------------------------
Charlottesville, VA BTA                                         B075              1880-1885/1960-1965
--------------------------------------------------------------------------------------------------------
Cumberland, MD BTA                                              B100              1880-1885/1960-1965
--------------------------------------------------------------------------------------------------------
Winchester, VA BTA                                              B479              1880-1885/1960-1965
--------------------------------------------------------------------------------------------------------
Harrisonburg, VA BTA                                            B183              1880-1885/1960-1965
--------------------------------------------------------------------------------------------------------
Fredericksburg, VA BTA                                          B156              1880-1885/1960-1965
--------------------------------------------------------------------------------------------------------

_____________________
/5/ AT&T Wireless PCS Inc. will also be the licensee of a discrete 30 Mhz band of spectrum in designated BTAs as described in a companion 600 Form which is part of this application package.

                       AREA AND SPECTRUM TO BE ASSIGNED

               Subsequent to the transaction described in the FCC Form 490, AT&T Wireless PCS Inc. will be the licensee of the 30 Mhz of B Block broadband PCS spectrum in the BTAs within the Washington-Baltimore MTA as follows:/6/

-----------------------------------------------------------------------------------------------------
                BTA                             BTA MARKET                         SPECTRUM
                NAME                            DESIGNATOR                           (MHZ)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Washington, DC BTA                                 B461                        1870-1885/1950-1965
-----------------------------------------------------------------------------------------------------
Baltimore, MD BTA                                  B029                        1870-1885/1950-1965
-----------------------------------------------------------------------------------------------------
Salisbury, MD BTA                                  B398                        1870-1885/1950-1965
-----------------------------------------------------------------------------------------------------

_________________________
/6/ AT&T Wireless PCS Inc. will also be the licensee of a discrete 10 Mhz band of spectrum in designated BTAs as described in a companion 600 Form which is part of this application package.

          DESCRIPTION OF PARTITIONED AREA AND DISAGGREGATED SPECTRUM

          The Atlanta MTA has a population of 6,942,084/7/

          AT&T proposes to assign the 20 Mhz of A Block broadband PCS spectrum at 1850-1860 Mhz and 1930-1940 Mhz to TPLC in the following areas within the Atlanta MTA:

--------------------------------------------------------------------------------------------------
                AREA                               AREA                             AREA
                NAME                           DESIGNATOR/8/                     POPULATION
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Augusta, GA BTA                                    B026                             521,822
--------------------------------------------------------------------------------------------------
Beaufort County, SC/9/                                                               86,425
--------------------------------------------------------------------------------------------------
Hampton County, SC                                                                   18,191
--------------------------------------------------------------------------------------------------
Jasper County, SC                                                                    15,487
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Total Population                                                                    641,925
--------------------------------------------------------------------------------------------------

          AT&T proposes to retain the 10 Mhz of A Block broadband PCS spectrum at 1860-1865 Mhz and 1940-1945 Mhz in the following areas within the Atlanta MTA:

--------------------------------------------------------------------------------------------------
                AREA                               AREA                             AREA
                NAME                           DESIGNATOR/10/                    POPULATION
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Augusta, GA BTA                                    B026                             521,822
--------------------------------------------------------------------------------------------------
Beaufort County, SC/11/                                                              86,425
--------------------------------------------------------------------------------------------------

     _______________________
     /7/ MTA and BTA population figures in this exhibit were taken from the April 1, 1990 U.S. Census, U.S. Department of Commerce, Bureau of Census, as published in Summary of Licenses To Be Auctioned from the August 2, 1995 C Block Bidder Information Package. Population figures for sub-markets other than MTAs and BTAs were taken from the 1990 Census. County population figures are from the April 1, 1990 Census data.

     /8/ No "area designator" has been provided for counties since no FCC reference exists therefor.

     /9/ The South Carolina counties of Beaufort, Hampton and Jasper are counties within the Savannah BTA (B410).

     /10/ No "area designator" has been provided for counties since no FCC reference exists therefor.

--------------------------------------------------------------------------------------------------
                AREA                               AREA                             AREA
                NAME                           DESIGNATOR/10/                    POPULATION
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Hampton County, SC                                                                  18,191
--------------------------------------------------------------------------------------------------
Jasper County, SC                                                                   15,487
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

Total Population                                                                   641,925
--------------------------------------------------------------------------------------------------

     ________________
     /11/ The South Carolina counties of Beaufort, Hampton and Jasper are counties within the Savannah BTA (B410).

          AT&T proposes to retain the full 30 Mhz of A Block broadband PCS spectrum in the following BTA and/or counties within the Atlanta MTA:

--------------------------------------------------------------------------------------------------
                     AREA                                 AREA                      AREA
                     NAME                              DESIGNATOR                POPULATION
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Atlanta, GA BTA                                           B024                    3,197,171
--------------------------------------------------------------------------------------------------
Macon-Warner Robins, GA BTA                               B271                      589,208
--------------------------------------------------------------------------------------------------
Chattanooga, TN  BTA                                      B076                      510,860
--------------------------------------------------------------------------------------------------
Columbus, GA BTA                                          B092                      342,333
--------------------------------------------------------------------------------------------------
Albany-Tifton, BA BTA                                     B006                      324,899
--------------------------------------------------------------------------------------------------
Opelika-Auburn, AL BTA                                    B334                      124,022
--------------------------------------------------------------------------------------------------
Rome, GA  BTA                                             B384                      115,066
--------------------------------------------------------------------------------------------------
Dalton, GA BTA                                            B102                       98,609
--------------------------------------------------------------------------------------------------
Clevelan,d TN BTA                                         B085                       87,355
--------------------------------------------------------------------------------------------------
La Grange, GA BTA                                         B237                       64,164
--------------------------------------------------------------------------------------------------
Gainesville, GA BTA                                       B160                      170,365
--------------------------------------------------------------------------------------------------
Athens, GA BTA                                            B022                     166,0340
--------------------------------------------------------------------------------------------------
Appling Count, GA/12/                                                                15,744
--------------------------------------------------------------------------------------------------
Byran County, GA                                                                     15,438
--------------------------------------------------------------------------------------------------
Bulloch County, GA                                                                   43,125
--------------------------------------------------------------------------------------------------
Candler County, GA                                                                    7,744
--------------------------------------------------------------------------------------------------
Chatham County, GA                                                                  216,935
--------------------------------------------------------------------------------------------------
Effingham County, GA                                                                235,687
--------------------------------------------------------------------------------------------------
Emanuel County, GA                                                                   20,546
--------------------------------------------------------------------------------------------------
Evans County, GA                                                                      8,724
--------------------------------------------------------------------------------------------------
Jeff Davis County, GA                                                                12,032
--------------------------------------------------------------------------------------------------
Liberty County, GA                                                                   52,745
--------------------------------------------------------------------------------------------------
Long County, GA                                                                       6,202
--------------------------------------------------------------------------------------------------
Montgomery County, GA                                                                 7,163
--------------------------------------------------------------------------------------------------
Screven County, GA                                                                   13,842
--------------------------------------------------------------------------------------------------
Tattnall County, GA                                                                  17,722
--------------------------------------------------------------------------------------------------
Toombs County, GA                                                                    24,072
--------------------------------------------------------------------------------------------------
Wayne County, GA                                                                     22,356
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Total Population                                                                 6,300,159
--------------------------------------------------------------------------------------------------

   __________

   /12/   The counties listed are all the counties within the Savannah BTA
          (B410) except for the South Carolina counties of Beaufort, Hampton and Jasper.

                       AREA AND SPECTRUM TO BE ASSIGNED

          Subsequent to the transaction described in the FCC Form 490, Triton PCS Licensee Company, Inc. will be the licensee of 20 Mhz of A Block broadband PCS spectrum in the areas within the Atlanta MTA as follows:

--------------------------------------------------------------------------------------------------
                AREA                               AREA                         SPECTRUM
                NAME                            DESIGNATOR                        (MHZ)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Augusta, GA BTA                                    B026                        1850-1860/1930-1940
--------------------------------------------------------------------------------------------------
Beaufort County, SC/13/                                                        1850-1860/1930-1940
--------------------------------------------------------------------------------------------------
Hampton County, SC                                                             1850-1860/1930-1940
--------------------------------------------------------------------------------------------------
Jasper County, SC                                                              1850-1860/1930-1940
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

   ________________

   /13/ The South Carolina counties of Beaufort, Hampton and Jasper are counties within the Savannah BTA (B410).

                       AREA AND SPECTRUM TO BE ASSIGNED

          Subsequent to the transaction described in the FCC Form 490, AT&T Wireless PCS Inc. will be the licensee of 10 Mhz of A Block broadband PCS spectrum in the areas within the Atlanta MTA as follows:/14/

--------------------------------------------------------------------------------------------------
                AREA                               AREA                         SPECTRUM
                NAME                            DESIGNATOR                        (MHZ)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Augusta, GA BTA                                    B026                        1850-1865/1940-1945
--------------------------------------------------------------------------------------------------
Beaufort County, SC/15/                                                        1850-1865/1940-1945
--------------------------------------------------------------------------------------------------
Hampton County, SC                                                             1850-1865/1940-1945
--------------------------------------------------------------------------------------------------
Jasper County, SC                                                              1850-1865/1940-1945
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

   ___________________

   /14/ AT&T Wireless PCS Inc. will also be the license of a discrete 30 MHz band of spectrum in designated areas as described in a companion 600 Form which is part of this application package.

   /15/ The South Carolina counties of Beaufort, Hampton and Jasper are counties within the Savannah BTA (B410).

                       AREA AND SPECTRUM TO BE ASSIGNED

          Subsequent to the transaction described in the FCC Form 490, AT&T Wireless PCS Inc. will be the licensee of the 30 Mhz of A Block broadband PCS spectrum in the areas within the Atlanta MTA as follows:/16/

-------------------------------------------------------------------------------------------------
               AREA NAME                       AREA DESIGNATION              SPECTRUM (MHZ)
-------------------------------------------------------------------------------------------------
Atlanta, GA BTA                                      B024                     1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Macon-Warner Robins, GA BTA                          B271                     1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Chattanooga, TN BTA                                  B076                     1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Columbus, GA BTA                                     B092                     1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Albany-Tifton, BA BTA                                B006                     1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Opelika-Auburn, AL BTA                               B334                     1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Rome, GA  BTA                                        B384                     1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Dalton, GA BTA                                       B102                     1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Clevelan,d TN BTA                                    B085                     1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
La Grange, GA BTA                                    B237                     1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Gainesville, GA BTA                                  B160                     1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Athens, GA BTA                                       B022                     1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Appling Count, GA/17/                                                         1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Byran County, GA                                                              1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Bulloch County, GA                                                            1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Candler County, GA                                                            1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Chatham County, GA                                                            1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Effingham County, GA                                                          1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Emanuel County, GA                                                            1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Evans County, GA                                                              1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Jeff Davis County, GA                                                         1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Liberty County, GA                                                            1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Long County, GA                                                               1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Montgomery County, GA                                                         1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Screven County, GA                                                            1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Tattnall County, GA                                                           1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Toombs County, GA                                                             1850-1865/1930-1945
-------------------------------------------------------------------------------------------------
Wayne County, GA                                                              1850-1865/1930-1945
-------------------------------------------------------------------------------------------------

   ___________________

   /16/ AT&T Wireless PCS Inc. will also be the licensee of a discrete 10 Mhz band of spectrum in designated areas as described in a companion 600 Form which is part of this application package.

   /17/   The counties listed are all the counties within the Savannah BTA
          (B410) except for the South Carolina counties of Beaufort, Hampton and Jasper.

--------------------------------------------------------------------------------
              AREA NAME           AREA DESIGNATION             SPECTRUM (MHZ)
--------------------------------------------------------------------------------
Wayne County, GA                                             1850-1865/1930-1945
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                       BTA                                BTA MARKET                BTA
                       NAME                               DESIGNATOR             POPULATION
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Kingsport-Johnston City, TN-Bristol, VA/TN BTA               B229                   652,639
-------------------------------------------------------------------------------------------------
Middlesboro-Harlan, KY BTA                                   B295                   121,217
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
     Total Population                                                               773,856
-------------------------------------------------------------------------------------------------

        AT&T proposes to retain the 10 Mhz of A Block broadband PCS spectrum at 1860-1865 Mhz and 1940-1945 Mhz in the following BTAs within the Knoxville MTA:

-------------------------------------------------------------------------------------------------
                       BTA                                BTA MARKET                BTA
                       NAME                               DESIGNATOR             POPULATION
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Kingsport-Johnston City, TN-Bristol, VA/TN BTA               B229                  652,639
-------------------------------------------------------------------------------------------------
Middlesboro-Harlan, KY BTA                                   B295                  121,217
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
      Total Population                                                             773,856
-------------------------------------------------------------------------------------------------

_______________________

/18/ MTA and BTA population figures in this exhibit were taken from the April 1, 1990 U.S. Census. U.S. Department of Commerce, Bureau of Census, as published in Summary of Licenses To Be Auctioned from the August 2, 1995 C Block Bidder Information Package.

         AT&T proposes to retain the full 30 Mhz of A Block broadband PCS spectrum in the following BTAs within the Knoxville MTA:

-------------------------------------------------------------------------------------------------
                  BTA                                BTA MARKET                  BTA
                  NAME                               DESIGNATOR               POPULATION
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Knoxville, TB BTA                                        B232                   948,055
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
     Total Population                                                           948,055
-------------------------------------------------------------------------------------------------

                       AREA AND SPECTRUM TO BE ASSIGNED

          Subsequent to the transaction described in the FCC Form 490, Triton PCS License Company, Inc. will be the licensee of 20 Mhz of A Block broadbands PCS spectrum in the BTAs within the Knoxville MTA as follows:

---------------------------------------------------------------------------------------------------
                  BTA                                   BTA MARKET                  BTA
                  NAME                                  DESIGNATOR               POPULATION
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Kingsport-Johnston City, TN-Bristol, VA/TN BTA             B229               1850-1860/1930-1940
---------------------------------------------------------------------------------------------------
Middlesboro-Harlan, KY BTA                                 B295               1850-1860/1930-1940
---------------------------------------------------------------------------------------------------

                        AREA AND SPECTRUM TO BE ASSIGNED

          Subsequent to the transaction described in the FCC Form 490, AT&T Wireless PCS Inc. will be the licensee of 10 MHz of A Block broadband PCS spectrum in the BTAs within the Knoxville MTA as follows:/19/

-------------------------------------------------------------------------------------------------------
                  BTA                                   BTA MARKET
                  NAME                                  DESIGNATOR                  SPECTRUM (MHZ)
-------------------------------------------------------------------------------------------------------
Kingsport-Johnson City, TN - Bristol, VA/TN BTA            B229                  1860-1865/1940-1945
-------------------------------------------------------------------------------------------------------
Middlesboro-Harlan, KYBTA                                  B295                  1860-1865/1940-1945
-------------------------------------------------------------------------------------------------------

________________________
/19/ AT&T Wireless PCS Inc. will also be the licensee of a discrete 30 MHz band of spectrum in designated BTAs as described in a companion 600 Form which is part of this application package.

                       AREA AND SPECTRUM TO BE ASSIGNED

          Subsequent to the transaction described in the FCC Form 490, AT&T Wireless PCS Inc. will be the licensee of 30 MHz of A Block broadband PCS spectrum in the BTAs within the Knoxville MTA as follows:/20/

                    BTA               BTA MARKET
                    NAME              DESIGNATOR            SPECTRUM (MHZ)
--------------------------------------------------------------------------------
Knoxville TN BTA                         B232               1850-1865/1930-1945
--------------------------------------------------------------------------------

___________________
/20/ AT&T Wireless PCS Inc. will also be the licensee of a discrete 30 MHz band of spectrum in designated BTAs as described in a companion 600 Form which is part of this application package.

          DESCRIPTION OF PARTITIONED AREA AND DISAGGREGATED SPECTRUM

          The Richmond-Norfolk MTA has a population of 3,846,210./21/

-----------------------------------------------------------------------------------------------------
                       BTA                               BTA MARKET
                      NAME                               DESIGNATOR              BTA POPULATION
-----------------------------------------------------------------------------------------------------
Richmond-Petersburg, VA BTA                                 B374                   1,090,869
-----------------------------------------------------------------------------------------------------
Roanoak, VA BTA                                             B376                     609,215
-----------------------------------------------------------------------------------------------------
Danville, VA BTA                                            B104                     165,434
-----------------------------------------------------------------------------------------------------
Lynchburg, VA BTA                                           B266                     154,497
-----------------------------------------------------------------------------------------------------
Staunton-Waynesboro, VA BTA                                 B430                     100,322
-----------------------------------------------------------------------------------------------------
Martinsville, VA BTA                                        B284                      90,577
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total Population                                                                   2,210,914
-----------------------------------------------------------------------------------------------------

   __________________

   /21/ MTA and BTA population figures in this exhibit were taken from the April 1, 1990 U.S. Census, U.S. Department of Commerce, Bureau of Census, as published in Summary of Licenses To Be Auctioned fro the August 2, 1995 C Block Bidder Information Package.

          AT&T proposes to retain the 10 MHz of A Block broadband PCS spectrum at 1860-1865 MHz and 1940-1945 MHz in the following BTAs within the Richmond-Norfolk MTA.

-----------------------------------------------------------------------------------------------------
                       BTA                               BTA MARKET
                      NAME                               DESIGNATOR              BTA POPULATION
-----------------------------------------------------------------------------------------------------
Richmond-Petersburg, VA BTA                                 B374                    1,090,869
-----------------------------------------------------------------------------------------------------
Roanoak, VA BTA                                             B376                      609,215
-----------------------------------------------------------------------------------------------------
Danville, VA BTA                                            B104                      165,434
-----------------------------------------------------------------------------------------------------
Lynchburg, VA BTA                                           B266                      154,497
-----------------------------------------------------------------------------------------------------
Staunton-Waynesboro, VA BTA                                 B430                      100,322
-----------------------------------------------------------------------------------------------------
Martinsville, VA BTA                                        B284                       90,577
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total Population                                                                    2,210,914
-----------------------------------------------------------------------------------------------------

          AT&T proposes to retain the full 30 MHz of A Block broadband PCS spectrum in the following BTAs within the Richmond-Norfolk MTA:

-----------------------------------------------------------------------------------------------------
                       BTA                               BTA MARKET
                      NAME                               DESIGNATOR              BTA POPULATION
-----------------------------------------------------------------------------------------------------
Norfolk-Virginia Beach-Newport News-Hampton VA              B324                   1,635,296
 BTA
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total Population                                                                   1,635,296
-----------------------------------------------------------------------------------------------------

                       AREA AND SPECTRUM TO BE ASSIGNED

          Subsequent to the transaction described in the FCC Form 490, AT&T Wireless PCS Inc. will be the licensee of 10 Mhz of A Block broadband PCS spectrum in the BTAs within the Richmond-Norfolk MTA as follows:/22/

-----------------------------------------------------------------------------------------------------
                       BTA                               BTA MARKET
                      NAME                               DESIGNATOR              BTA POPULATION
-----------------------------------------------------------------------------------------------------
Richmond-Petersburg, VA BTA                                 B374                  1860-1865/1940-1945
-----------------------------------------------------------------------------------------------------
Roanoak, VA BTA                                             B376                  1860-1865/1940-1945
-----------------------------------------------------------------------------------------------------
Danville, VA BTA                                            B104                  1860-1865/1940-1945
-----------------------------------------------------------------------------------------------------
Lynchburg, VA BTA                                           B266                  1860-1865/1940-1945
-----------------------------------------------------------------------------------------------------
Staunton-Waynesboro, VA BTA                                 B430                  1860-1865/1940-1945
-----------------------------------------------------------------------------------------------------
Martinsville, VA BTA                                        B284                  1860-1865/1940-1945
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

   ___________________

   /22/ AT&T Wireless PCS Inc. will also be the licensee of a discrete 30 MHz band of spectrum in designated BTAs as described in a companion 600 Form which is part of this application package.

                       AREA AND SPECTRUM TO BE ASSIGNED

          Subsequent to the transaction described in the FCC Form 490, AT&T Wireless PCS Inc. will be the licensee of 30 MHz of A Block broadband PCS spectrum in the BTAs within the Knoxville MTA as follows:/23/

-----------------------------------------------------------------------------------------------------
                       BTA                               BTA MARKET
                      NAME                               DESIGNATOR               SPECTRUM (MHZ)
-----------------------------------------------------------------------------------------------------
Norfolk-Virginia Beach-Newport New-Hampton VA BTA           B232                  1850-1865/1930-1945
-----------------------------------------------------------------------------------------------------

   __________________

   /23/ AT&T Wireless PCS Inc. will also be the licensee of a discrete 10 MHz band of spectrum in designated BTAs as described in a companion 600 Form which is part of this application package.

                       AREA AND SPECTRUM TO BE ASSIGNED

          Subsequent to the transaction described in the FCC Form 490, AT&T Wireless PCS Inc. will be the licensee of 20 Mhz of A Block broadband PCS spectrum in the BTAs within the Richmond-Norfolk MTA as follows:/24/

-----------------------------------------------------------------------------------------------------
                       BTA                               BTA MARKET
                      NAME                               DESIGNATOR              BTA POPULATION
-----------------------------------------------------------------------------------------------------
Richmond-Petersburg, VA BTA                                 B374                  1860-1865/1940-1945
-----------------------------------------------------------------------------------------------------
Roanoak, VA BTA                                             B376                  1860-1865/1940-1945
-----------------------------------------------------------------------------------------------------
Danville, VA BTA                                            B104                  1860-1865/1940-1945
-----------------------------------------------------------------------------------------------------
Lynchburg, VA BTA                                           B266                  1860-1865/1940-1945
-----------------------------------------------------------------------------------------------------
Staunton-Waynesboro, VA BTA                                 B430                  1860-1865/1940-1945
-----------------------------------------------------------------------------------------------------
Martinsville, VA BTA                                        B284                  1860-1865/1940-1945
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

   ________________

   /24/ AT&T Wireless PCS Inc. will also be the licensee of a discrete 30 MHz band of spectrum in designated BTAs as described in a companion 600 Form which is part of this application package.

                                                                    SCHEDULE 4.2

                               Purchaser Consents
                               ------------------

AT&T PCS Consents
-----------------

          The execution, delivery and performance of the Agreement will or may require the following consents, approvals and reviews:

          1.   The Federal Communications Commission.

          2.   The Federal Trade Commission/Department of Justice.

          3.   Various Governmental Authorities with respect to Franchise Laws.

Cash Equity Investor Consents
-----------------------------

          The execution, delivery and performance of the Agreement will or may require the following consents, approvals and reviews:

          1.   The Federal Communications Commission.

          2.   The Federal Trade Commission/Department of Justice.

          3.   Various Governmental Authorities with respect to Franchise Laws.

                                                                    SCHEDULE 4.6
                                                                    ------------

In Re Applications of Mercury PCS II, L.L.C. DA 97-1782 (WTB Aug. 21 1997), the Wireless Telecommunication Bureau of the FCC indicated that it had commenced a general investigation into certain bidding tactics allegedly used during the PCS auctions. In addition, the Department of Justice has initiated a similar investigation. AT&T PCS has provided information in connection with its PCS bidding tactics and contacts with other PCS bidders to both agencies.

Federal-State Joint Board on Universal Service, CC Docket No. 96-45, Notice of Proposed Rulemaking and Order Establishing Joint Board, 11 FCC Rcd 18092 (rel. Mar. 8, 1996); Recommended Decision, 12 FCC Rcd 87 (rel. Nov. 8, 1996); Report and Order, FCC97-157 (rel. May 8, 1997); Order on Reconsideration, FCC 97-246 (rel. July 15, 1997).

Implementation of the Local Competition Provisions in the Telecommunications Act of 1996, CC Docket No. 96-98, First Report and Order, 11 FCC Rcd 15499 (1996) Order vacated in part by Iowa Utilities Board v. FCC, No. 96-3321 (8th Cir. July 17, 1997); Petitions for Reconsideration, CC Docket No. 96-98.

Implementation of the Local Competition Provisions of the Telecommunications Act of 1996, CC Docket No. 96-98, Second Report and Order and Memorandum Opinion and Order 4 CR 484 (rel. Aug. 8, 1996). Competitive Telecommunications Association
v. FCC, No. 96-3604, 1997 U.S. App. LEXIS 15398 (8th Cir. June 27, 1997)
(upholding the FCC's definition of interconnection and the temporary transition mechanism to cost-based rules).

Interconnection between Local Exchange Carriers and Commercial Mobile Service Providers, CC Docket No. 95-185 (consolidated with above in CC Docket No. 96-
98).

Interconnection and Resale Obligations Pertaining to Commercial Mobile Radio Services, CC Docket No. 94-54, Notice of Proposed Rule Making and Notice of Inquiry, 9 FCC Rcd 5408 (rel. July 1, 1994); Second Notice of Proposed Rule Making, 10 FCC Rcd 10666 (rel. Apr. 20, 1995); Implementation of Section 3(n) and 332 of the Communications Act, GN Docket No. 93-252, Memorandum Opinion and Order on Partial Reconsideration of Second Report and Order, 11 FCC Rcd 19729 (rel. Dec. 20, 1996) (affirming FCC decision to defer CMRS interconnection and resale switch proposals); National Wireless Resellers Association, et al. v. FCC, Petition for Review, No. 97-1071 (D.C. Cir. Feb. 3, 1997) (seeking review of Memorandum Opinion and Order on Partial Reconsideration of Second Report and Order).

Telephone Number Portability, CC Docket No. 95-0116, First Report and Order and Further Notice of Proposed Rulemaking, 11 FCC Rcd 8352 (rel. July 2, 1996). First Memorandum Opinion and Order on Reconsideration, 6 CFR 1106 (rel. Mar. 11,
1997); U.S. West v. FCC, No. 97-9518 (10th Cir. Apr. 4, 1997) (seeking review of First Report and Order and First Memorandum Opinion and Order on Reconsideration). Case held in abeyance pending FCC Action on Reconsideration.

The North American Numbering Council issues Recommendations Regarding the Implementation of Telephone Number Portability, et al., CC Docket No. 95-116, Public Notice, DA 97-916 (rel. May 2, 1997); The North American Numbering Council Issues Recommendations of the North American Numbering Plan Administrator, Billing and Collection Agent, et. al., CC Docket No. 92-237, Public Notice, DA 97-1055 (rel. May 19, 1997).

The Use of N11 Codes and Other Abbreviated Dialing Arrangements, CC Docket No. 92-105, First Report and Order and Further Notice of Proposed Rulemaking, 6 CR 695 (rel. Feb. 19, 1997); Implementation of the Local Competition Provisions in the Telecommunications Act of 1996, CC Docket No. 96-98, First Report and Order, 11 FCC Rcd 15499 (rel. Aug. 8, 1996); Implementation of Section 703 of the Telecommunications Act of 1996, CS Docket No. 96-166, Memorandum Opinion and Order FCC 97-173 (rel. May 22, 1997); Petitions for Reconsideration, CC Docket No. 96-98.

Amendment of Rules and Policies Governing Pole Attachments, CS Docket No. 97-98, Notice of Proposed Rulemaking, FCC 97-94 (rel. Mar. 14, 1997).

Section 257 Proceeding to Identify and Eliminate Market Entry Barriers for Small Businesses, GN Docket No. 96-113, Report, FCC 97-164 (rel. May 8, 1997).

Implementation of Section 6002(b) of the Omnibus Budget Reconciliation Act of 1993, Annual Report and Analysis of Competitive Market Conditions With Respect to Commercial Mobile services, Second Report, 7 CR 1 (rel. Mar. 25, 1997).

Interconnection and Resale Obligations Pertaining to Commercial Mobile Radio Services, CC Docket No. 94-54, First Report and Order, 11 FCC Rcd 18455 (rel. July 12, 1996); Petitions for Reconsideration and Clarification, CC Docket No. 94-54; Cellnet Communications v. FCC, No. 96-4022 (6th Cir. Sep. 19, 1996) (seeking review of the First Report and Order).

Interconnection and Resale Obligations Pertaining to Commercial Mobile Radio Services, CC Docket No. 94-54, Second Report and Order and Third Notice of Proposed Rulemaking, 11 FCC Rcd 9462 (rel. Aug. 15, 1996); Petitions for Reconsideration, CC Docket No. 94-54, Second Report and Order.

Petition for Declaratory Ruling That Optional Exclusivity Resale Plans Are Consistent with the Communications Act and FCC Rules, WTB/POI, 97-1, Petition for Declaratory Ruling (filed Apr. 18, 1997).

Implementation of Section 255 of the Telecommunications Act of 1996 Access to Telecommunications Services, Telecommunications Equipment, and Customer Premises Equipment by Persons with Disabilities, WT Docket No. 96-198, Notice of Inquiry, FCC 96-382 (rel. Sep. 19, 1996); Telecommunications Act Accessibility Guidelines, Architectural and Transportation Barriers Compliance Board, Docket No. 97-1, Notice of Proposed Rulemaking (rel. Apr. 18, 1997); Telecommunications Relay Services, the Americans with Disabilities Act of 1990, and the Telecommunications Act of 1996, CC Docket 90-571, Notice of Inquiry, 12 FCC Rcd 1152 (rel. Jan. 14, 1997).

Further Forbearance from Title II Regulation for Certain Types of Commercial Mobile Radio Service Providers, GN Docket No. 94-33, Notice of Proposed Rulemaking, 9 FCC Rcd 2164 (rel. May 4, 1994).

Revision of the Commission's Rules to Ensure Compatibility with Enhanced 911 Emergency Calling Systems, CC Docket No. 94-102, Report and Order and Further Notice of Proposed Rulemaking, 11 FCC Rcd 18676 (rel. July 26, 1996); Petitions for Reconsideration, CC Docket No. 94-102; Commission Seeks Additional Comment In Wireless Enhanced 911 Rulemaking Proceedings Regarding Ex Parte Presentations On Certain Technical Issues, CC Docket No. 94-102, Public Notice, DA 97-1502 (rel. July 16, 1997).

Amendment of Part 22 of the Commission's Rules to Provide for Filing and Processing of Applications for Unserved Areas in the Cellular Service and to Modify Other Cellular Reconsideration, 12 FCC Rcd 2109 (rel. Jan. 31, 1997); Implementation of Section 309(j) of the Communications Act -- Competitive Bidding, PP Docket No. 93-253, Ninth Report and Order, 11 FCC Rcd 14769 (rel. Nov. 7, 1996).

Wireless Telecommunications Bureau Seeks Comment on Petition for Forbearance Filed by Broadband Personal Communications Services Alliance of the Personal Communications Industry Association, Public Notice, DA 97-1155 (rel. June 2,
1997).

Implementation of the Telecommunications Act of 1996; Telecommunications Carriers' Use of Customer Proprietary Network Information and Other Customer Information, CC Docket No. 96-115, Notice of Proposed Rulemaking, 11 FCC Rcd 12513 (rel. May 17, 1996); Common Carrier Bureau Seeks Further Comment on Specific Questions in CPNI Rulemaking, Public Notice, 12 FCC Rcd 3011) (rel. Feb. 20, 1997).

Implementation of the Communications Assistance for Law Enforcement Act, Initial Notice and Request for Comments, 60 FR 53643 (rel. Oct. 16, 1995) (re: capacity requirements); Implementation of Section 109 of the Communications Assistance for Law Enforcement Act, Final Rule 62 FR 13307 (rel. Mar. 20, 1997) (re: cost reimbursements); Implementation of Section 104 of the Communications Assistance for Law Enforcement Act, Second Notice and Request for Comments, 62 FR 1902 (rel. Jan. 14, 1997) (re: capacity requirements).

Guidelines for Evaluating the Environmental Effects of Radiofrequency Radiation, ET Docket No. 93-62, Report and Order, 11 FCC Rcd 15123 (rel. Aug. 1, 1996); First Memorandum Opinion and Order, ET Docket No. 93-62, 11 FCC Rcd 17512 (rel. Dec. 24, 1996); Petitions for Reconsideration, ET Docket No. 93-62; Oppositions filed Apr. 2, 1997 Second Memorandum Opinion and Order and Notice of Proposed Rulemaking (rel. Aug. 25, 1997).

Amendment of Parts 2 and 21 to Prohibit Marketing of Radio Scanners Capable of Intercepting Cellular Telephone Conversations, ET Docket No. 93-1, Report and Order, 8 FCC Rcd 2911 (rel. Apr. 22, 1993); Manufacturing Illegal Scanners Includes Scanner Modification, Public Notice, 12 FCC Rcd 2095 (rel. Feb. 13,
1997), revised in Public Notice, DA 97-334 (rel. July 10, 1997).

Revisions of Part 2 of the Commission's Rules Relating to the Marketing and Authorization of Radio Frequency Devices, ET Docket No. 94-45, Report and Order, 6 CR 522 (rel. Feb. 12, 1997); Petition for Reconsideration and Clarification, ET Docket No. 94-45.

Amendment of Part 2, 15, 18 and Other Parts of the Commission's Rules to Simplify and Streamline the Equipment Authorization Process for Radio Frequency Equipment, ET Docket No. 94-94, Notice of Proposed Rulemaking, FCC 97-84 (rel. Mar. 27, 1997).

Assessment and Collection of Regulatory Fees for Fiscal Year 1997, MD Docket No. 96-186, Report and Order, FCC 97-215 (rel. June 26, 1997); Implementation of
Section 9 of the Communications Act, Assessment and Collection of Regulatory Fees for Fiscal Year 1997, MD Docket No. 96-186, Further Notice of Proposed Rule Making, 97-254 (rel. July 8, 1997).

Rules and Policies on Foreign Participation in the U.S. Telecommunications market, 1b Docket No. 97-142, Order and Notice of Proposed Rulemaking, FCC 97-195 (rel. June 4, 1997).

Amendment of Part 1 of the Commission's Rules -- Competitive Bidding Proceeding, WT Docket No. 97-82, Order Memorandum Opinion and Order and Notice of Proposed Rulemaking, 6 CR 362 (rel. Feb. 28, 1997).

Commission Opens Inquiry on Competitive Bidding Process for Report to Congress, WT Docket No. 97-150, Public Notice, FCC 97-232 (rel. Jul. 2, 1997).

Amendment of the Commission's Rules to Permit Flexible Service Offerings in the Commercial Mobile Radio Services, WT Docket No. 96-6 First Report and Order and Further Notice of Proposed Rulemaking, 11 FCC Rcd 8965 (rel. Aug. 1, 1996); Petition for Partial Reconsideration or Clarification, Wt Docket No. 96-6 (filed Sept. 30, 1996).

Installment Payments for PCS Licenses, Order, DA 97-649 (rel. Mar. 31, 1997); FCC Announces Grant of Broadband Personal Communications Services D,. E, and F Block BTA Licenses, Auction Event No. 11, DA 97-883 (rel. Apr. 28, 1997) (suspending F-block payment).

Wireless Telecommunications Bureau Seeks Comment on Broadband PCS C and F Block Installation Payment Issues, WT Docket No. 97-82 Public Notice, DA 97-679 (rel. June 2, 1997); Comment Requested on 7 Percent Interest Rule Imposed on C Block Installment Payment Plan Notes, Public Notice, DA 97-1152 (rel. June 2, 1997).

Amendment of Commission's Rules Regarding Installment Payment Financing for C Block Personal Communications Service (PCS) Licensees, WT Docket No. 97-92 Second Report and Order and Further Notice of Proposed Rule Making (adopted Sept. 25, 1997).

Amendment of the Commission's Rules to Establish Competitive Service Safeguards for Local Exchange Carrier Provision of Commercial Mobile Radio Service, WT Docket No. 96-162, Report and Order (adopted Oct. 3, 1997).

Policy and Rules Concerning the Interstate, Interexchange Marketplace, Implementation of Section 254(g) of the Communications Act of 1934, as amended, CC Docket No. 96-61, First Memorandum Opinion and Order on Reconsideration, FCC 97-269, rel. July 30, 1997, Order regarding PrimeCo Personal Communications, L.P. request for stay, rel. Oct. 3, 1997.

CTIA Petition Regarding Cell Siting Memorandum, FCC 97-264.

IVDS Provision of Mobile Services, WT Docket No. 95-47.

Cellular Service and Other Commercial Mobile Radio Services in the Gulf of Mexico; Amendment of Part 22 of the Commission's Rules to Provide for Filing and Processing of Applications for Unserved Areas in the Cellular Service and to Modify Other Cellular Rules, WT Docket No. 97-112; CC Docket No. 90-6, Second Notice of Proposed Rulemaking, FCC 97-110 (rel. Apr. 16, 1997).

Amendment to the Commission's Rules Regarding a Plan for Sharing the Costs of Microwave Relocation, WT Docket No. 95-157, Second Report and Order, 12 FCC Rcd 2705 (rel. Feb. 27, 1997).

Amendment of the Commission's Rules to Establish Part 27, the Wireless Communications Service, GN Docket No. 96-228, Report and Order, 6 CR 771 (rel. Feb. 19, 1997); Memorandum Opinion and Order, 12 FCC Rcd 3977 (rel. Apr. 2,
1997).

Amendment of Parts 20 and 24 of the Commission's Rules -- Broadband PCS Competitive Bidding and the CMRS Spectrum Cap, WT Docket No. 96-59, DA 97-81 (rel. Jan. 15, 1997).

Amendment of Part 90 of the Commission's Rules to Facilitate Future Development of SMR Systems in the 800 MHz Frequency Band, PR Docket No. 93-144; GN Docket No. 93-252; PP Docket No. 93-253, Order, DA 97-1059 (rel. May 20, 1997).

Geographic Partitioning and Spectrum Disaggregation by Commercial Mobile Radio Services Licensees; Implementation of Section 257 of the Communications Act -- Elimination of Market Entry Barriers, WT Docket No. 96-148, GN Docket No. 96-113, Report and Order and Further Notice of Proposed Rulemaking, 5 CR 634 (rel. Dec. 20, 1996); Petitions for Reconsideration, WT Docket No. 96-148, GN Docket 96-113; Petition for Review, Rural Telecommunications Group v. FCC, No. 97-1077 (D.C. Cir. filed Feb. 5, 1997) (seeking review of the Report and order and Further Notice of Proposed Rulemaking).

FCC Seeks Comments on Proposal to Reallocate Television Channels 60-69 (746-806
MHz) to Other Services, ET Docket No. 97-157, Public Notice, Report No. ET 97-6 (rel. July 9, 1997).

The Development of Operational, Technical and Spectrum Requirements for Meeting Federal, State and Local Public Safety Agency Communication Requirements Through the Year 2000, WT Docket No. 96-86, Notice of Proposed Rulemaking, 11 FCC Rcd 12460 (rel. Apr. 10, 1996).

Access Charge Reform; Price Cap Performance Review for Local Exchange Carriers; Transport Rate Structure and Pricing; Usage of the Public Switched Network by Information Service and Internet Access Providers, CC Docket Nos. 96-262, et al., Notice of Proposed Rulemaking, Third Report and Order, and Notice of Inquiry, 11 FCC Rcd 21354, (P) 313 (rel. Dec. 24, 1996).

Western PCS I Corp. Petition for Preemption of the Oregon Department of Revenue Notice of Proposed Assessment; and Request for Declaratory Ruling, File No. WTB/POL 96-3 (filed July 8, 1996).

Determination that Roseville Ordinance Inhibiting Entry of Commercial Mobile Radio Service Providers Contravene Section 332(c) of the Communications Act, File No. CWD 96-16 (filed May 2,3 1995).

Petition for Declaratory Ruling Filed by Pittencrieff Communications Regarding Preemption of Texas Public Utility Regulatory Act of 1995, WTB/POL 96-2 (filed Jan. 11, 1996).

Hear-It-Now Petition for Rulemaking, RM-8658 (filed June 15, 1995).

Procedures For Reviewing Requests for Relief From State and Local Regulations Pursuant to Section 332(c)(7)(B)(v) of the Communications Act of 1934, Guidelines For Evaluating the Environmental Effects of Radiofrequency Radiation, Petition For Rulemaking of the Cellular Telecommunications Industry Association Concerning Amendment of the Commission's Rules to Preempt State and Local Regulations of Commercial Mobile Radio Service Transmitting Facilities, Docket No. 97-192 & 93-62 FCC 97-30 (rel. Aug. 25, 1997).

Amendments to Part 90 of the Commission's Rules Concerning Private Land Mobile Radio Services, Docket No. 97-153, FCC 97-239 (rel. Aug. 25, 1997).

Implementation of Section 703(e) of the Telecommunications Act of 1996/Amendment of the Commission's Rules and Policies Governing Pole Attachments, Docket No. 97-151, FCC 97-234 (rel. Aug. 12, 1997).

Changes to the Board of Directors of the National Exchange Carrier Association, Inc./Federal-State Joint Board on Universal Services, Docket No. 97-21 & 96-45, FCC 97-292 (rel. Aug. 15, 1997).

Amendment of Parts 2, 15 and 97 of the Commission's Rules to Permit Use of Radio Frequencies Above 40 GHz For New Radio Applications, Docket No. 94-124, FCC 97-267 (rel. Aug. 14, 1997).

Comment Sought on Balanced Budget Provisions Calling for Reserve Prices or Minimum Opening Bids in FCC Auctions, Public Notice DA 97-1933, rel. Sept. 5, 1997.

FCC Announces Upcoming Spectrum Auction Schedule -- Two Auctions To Commence Before End of the Year, Public Notice DA 97-1627, rel. Jul. 30, 1997.

Implementation of Section 309(j) of Communications Act Competitive Bidding, PP Docket No. 93-253.

Personal Communications Services, GEN Docket No. 90-314, ET Docket No. 92-100.

Advanced Television Systems and Their Impact Upon Existing Television Broadcast Service, MM Docket No. 97-268 (rel. April 21, 1997).

Telecommunications Relay Services, CC Docket No. 90-571, Notice of Inquiry (rel. Feb. 14, 1997).

FCC Seeks Comments on CMRS "Calling Party Pays" Service Option, WT Docket 97-XXX (Sept. 25, 1997).

Balanced Budget Act of 1997.

Telecommunications Act of 1996, Pub. LA. No. 104-104, 110 Stat. 56 (1996).

Omnibus Budget Reconciliation Act of 1993.

                                                                    SCHEDULE 5.2
                                                                    ------------
                  Company and Management Stockholder Consents
                  -------------------------------------------

          The execution, delivery and performance of the Agreement will or may require the following consents, approvals and reviews:

          1.   The Federal Communications Commission

          2.   The Federal Trade Commission/Department of Justice

          3.   Various Governmental Authorities with respect to Franchise Law.

                                                                    SCHEDULE 5.7
                                                                    ------------
                               EQUITY OWNERSHIP
                               ----------------

     Michael E. Kalogris...................................   78,494.80
     Steven R. Skinner.....................................   58,871.10
                                                             ----------
                                                             137,365.90

                                                                   SCHEDULE 5.12
                                                                   -------------

                             TRITON COMMUNICATIONS

                           MINIMUM BUILDOUT SCHEDULE

PHASE 1    4.4 million pops (40% total pops) within 2 years of closing of
Purchase agreement.

           11 cities with 3.4 million pops.

           Buildout core metro area and suburbs

               Greenville, South Carolina
               Spartanburg, South Carolina
               Richmond, Virginia
               Petersburg, Virginia
               Charlottesville Virginia
               Columbia, South Carolina
               Florence, South Carolina
               Charleston, South Carolina
               Anderson, South Carolina
               August, Georgia
               Roanoak, Virginia

           Over 600 miles of interstate and other primary and key secondary roads with an ADDITIONAL 1.0 million pops.

               I-95 Charleston to Savannah
               I-85 Atlanta to Charlotte borders
               I-95 Richmond to Fredericksburg
               I-64 Charlottesville to Williamsburg
               I-26/385 Greenville - Spartanburg to Charleston
               I-77 Columbia to Rockville
               I-20 Atlanta border (Augusta) to Florence

PHASE II Additional 2.2 million pops (20% total pops) within 3-1/2 hears of closing of Purchase Agreement

           Key secondary cities and connecting highway corridors as defined by marketing and competitive situations.

PHASE III  Final 2.2 million pops (20% total pops) within 5 years of closing of
           Purchase Agreement.

                    EXHIBIT A HAS BEEN FILED SEPARATELY AS
                        EXHIBITS 10.16 AND 10.17 TO THE
                            REGISTRATION STATEMENT

                           EXHIBIT B HAS BEEN FILED
                       SEPARATELY AS EXHIBIT 10.8 TO THE
                            REGISTRATION STATEMENT

                                                               Exhibit C


                              RESALE AGREEMENT


          THIS RESALE AGREEMENT, containing terms and conditions pertinent to reselling Service (as defined below), effective as of the ________ day of ________, 199_, is by and between ________ (dba AT&T Wireless Services), a Delaware corporation with its principal place of business at Kirkland, WA (the "Reseller"), and Triton PCS Operating Company L.L.C., a Delaware corporation, which holds licenses to provide Service in areas where Reseller has requested an Assignment of Numbers (the "Company").

                                    RECITALS

          A. Company provides or is authorized to provide Service in certain geographic Areas (as defined below) in the United States to Customers (as defined below). The Areas in which the Company is authorized to provide Service may change from time to time.

          B. Reseller desires to purchase and resell access to and usage of Company's Service within the Areas designated by Reseller on Schedule 1A and any revised Schedule 1A submitted by Reseller pursuant to Section 4.1.

          C. An Affiliate of Reseller has entered into a certain Securities Purchase Agreement dated as of October __, 1997 with the Company, certain cash equity investors and certain management stockholders pursuant to which such Affiliate contributed, in exchange for an equity interest in the Company, a portion of the radio spectrum for provision of the Service it acquired in the Areas by FCC auction, and Company, such Affiliate and the other stockholders of Company have entered into a Stockholders' Agreement (the "Stockholders Agreement").

          D. The Company intends to construct the network required to provide Service in the Areas.

                                   AGREEMENTS

          In consideration of the mutual covenants and the promises contained herein, the Parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

          The following terms when used herein shall have the following meanings:

          1.1  Activation or Activate shall mean the initiation of the Service
               ----------    --------
for the account of Reseller.

          1.2  Affiliate shall mean any person, partnership, corporation, or
               ---------
other business association (hereinafter "person") that directly or indirectly controls, is controlled by, or is under common control with another person. Control shall be defined as (i) ownership of a majority of the voting power of all classes of voting stock or (ii) ownership of a majority of the beneficial interests in income or capital of an entity other than a corporation.

          1.3  Area(s) shall mean the areas within the United States, where
               -------
Company provides Service from time to time pursuant to licenses granted by the FCC. A list of the Areas where Company is currently providing Service is set forth on the attached Schedule 1. Company may update Schedule 1 and/or Schedule 1A at any time to make additions and/or deletions to reflect the acquisition or disposition of MSA(s), RSA(s), MTA(s) and/or BTA(s) or to reflect additional Area(s) where Service will be offered under this Agreement.

          1.4  Assignment shall mean the assignment of a Number or Number Block
               ----------
to Reseller.

          1.5  Basic Trading Area ("BTA") shall mean a geographic area used by
               --------------------------
the FCC as described in 47 C.F.R. (S) 24.202 of the Rules of the Federal Communications Commission in defining Broadband PCS service areas, which areas are based on the Rand McNally 1992 Commercial Atlas & Marketing Guide, 123rd Edition, at pages 38-39.

          1.6  Business Day shall mean Monday through Friday, excluding Company
               ------------
observed holidays for the particular Area handling the pertinent transaction, except as specifically stated otherwise in Schedule 2.

          1.7  Business Hours shall mean 9:00 a.m. to 5:00 p.m. on any Business
               --------------
Day at the office responsible for handling the pertinent interaction between Company and Reseller.

          1.8  Calling Plan shall mean the list of services published from time
               ------------
to time by Company which reflects the rates, terms, and conditions at which it makes Service available to Customers under different Service Plans.

          1.9  Customer shall mean any individual or entity purchasing Service
               --------
from Company, including Reseller.

          1.1  End User shall mean any person or entity acquiring Service,
               --------
directly or indirectly, from or through Reseller.

          1.1  Events of Default shall mean the following:
               -----------------

          (a) the execution of any assignment for the benefit of creditors or the filing for relief by either party under any applicable bankruptcy, reorganization, moratorium, or similar debtor relief laws;

          (b) the appointment of a receiver for Reseller or Company or for substantially all of their respective assets or properties;

          (c) the failure of either party to pay any sum owed to the other hereunder at the time such amount comes due;

          (d) the failure of either party to perform or observe any other material term, condition, or covenant to be performed by it under this Agreement;

          (e) the commission of any illegal act (excluding misdemeanor traffic offenses and other minor misdemeanors not involving dishonesty or moral turpitude) by or the filing of any criminal indictment or information against Reseller, its proprietors, partners, officers, or directors or shareholders controlling in the aggregate or individual 10% or more of the voting rights or equity interests of Reseller;

          (f) the furnishing, within a 12-month period, by Reseller to Company of two or more checks that are not paid when presented due to insufficient funds;

          (g)  an unauthorized assignment of this Agreement; and

          (h) failure by Reseller to meet the eligibility requirements as described in Schedule 2 hereto, including, without limitation, all terms and conditions of each Service Plan selected by Reseller.

          Upon the occurrence of any of these Events of Default, a party shall be deemed to be in default of this Agreement, unless such Event of Default is cured within any applicable cure period identified in Section 13.1.

          1.1  FCC shall mean the Federal Communications Commission or any
               ---
successor agency.

          1.1  Home Area shall mean the area served by the Company holding the
               ---------
FCC license for the MSA, RSA, MTA or BTA with which the Number is normally associated.

          1.1  Interexchange Carrier ("IXC") shall mean an entity that is a
               -----------------------------
carrier within the meaning of the Communications Act of 1934, as amended from time to time, that provides Interexchange Service as defined by the FCC.

          1.1  Major Trading Area ("MTA") shall mean a geographic area used by
               --------------------------
the FCC as described in 47 C.F.R. (S) 24.202 of the Rules of the Federal Communications Commission in defining Broadband PCS service areas, which areas are based on the Rand McNally 1992 Commercial Atlas & Marketing Guide, 123rd Edition, at pages 38-39.

          1.1  Metropolitan Statistical Area ("MSA") shall mean a geographic
               -------------------------------------
area used by the FCC as described in 47 C.F.R. (S) 22.909 of the Rules of the FCC in connection with Service.

          1.1  NPA/NXX shall mean the Numbering Plan Area (three digit area
               -------
code) and three digit central office code of a seven digit telephone number.

          1.1  Number shall mean the ten-digit (NPA/NXX-XXXX) number assigned to
               ------
a Wireless Telephone Unit used to provide access to Service.

          1.1  Number Block shall mean the 10,000 telephone number block, or
               ------------
parts thereof, associated within NPA/NXX in the North American Numbering Plan.

          1.2  Region(s) shall mean the grouping(s) of Areas within specified
               ---------
states, as set forth in Schedule 2.

          1.2  Roaming User or Roamer shall mean a Customer using Service
               ------------    ------
outside the Home Area.

          1.2  Rural Service Area ("RSA") shall mean a geographic area used by
               --------------------------
the FCC as described in 47 C.F.R. (S) 22.909 of the Rules of the FCC in connection with Cellular Service.

          1.2  Service shall mean, depending upon the Area in which the service
               -------
is being provided, Cellular Service or Broadband PCS, as described in 47 C.F.R.
Part 22, Subpart H, and 47 C.F.R. Part 24, Subpart E, respectively, of the Rules of the FCC, as amended, and such other basic common carrier services as may be offered by Company to Reseller from time to time under this Agreement.

          1.2  Service Plan shall mean the rates, terms, and conditions under
               ------------
which Reseller purchases Service from Company as described on the Exhibit(s) attached to Schedule 2 to this Agreement.

          1.2  Subscription Fraud shall mean using or assisting another to use
               ------------------
any scheme, false representation, or false credit device, or other fraudulent means or devices in connection with Service or activation thereof, including, but not limited to, the fraudulent production of information regarding a person's identify or the use of unauthorized credit.

          1.2  Unauthorized Access shall mean any unauthorized use of Service
               -------------------
through the modification of the Electronic Serial Number ("ESN") originally installed by the manufacturer in a Wireless Telephone Unit (which shall include the practices generally referred to as "counterfeiting," "cloning fraud," or "tumbling fraud.")

          1.2  Wireless Telephone Unit shall mean the wireless equipment used by
               -----------------------
a Wireless Customer to originate wireless telephone calls or to receive wireless telephone calls.

          1.2  Wireless System shall mean those integrated mobile switching,
               ---------------
cell sites, and other facilities that are used to provide Service in an MSA, RSA, MTA or BTA (or portion thereof), as the case may be.

                                   ARTICLE 2

          ELIGIBILITY, PROVISION OF SERVICE AND RESELLER RELATIONSHIP

          2.1  Provision of Service.  Company shall provide on a nonexclusive
               --------------------
basis and Reseller may purchase Service from Company within the Area(s) as designated by Reseller, which Service Reseller may resell to End Users. Company shall have the continuing right to market and sell Service to Customers and potential Customers in competition with Reseller.

          2.2  Service Plans.  Schedule 2 attaches one or more Exhibit(s)
               -------------
describing each Service Plan selected by Reseller for each Area where Reseller is authorized to provide Service. Reseller agrees that all terms and conditions of each such Service Plan are incorporated into this Agreement by this reference. Company reserves the right to change any Service Plan at any time as provided in Section 5.10 below. Reseller must satisfy all eligibility requirements and other terms and conditions described in Schedule 2 for each Service Plan selected by Reseller for the respective Area where Reseller is authorized to provide Service.

                                   ARTICLE 3

                               TERM OF AGREEMENT

          The term of this Agreement shall commence on the date set forth above (the "Commencement Date"), and shall continue for ten (10) years (the "Initial Term"), unless earlier terminated in accordance with the terms of this Agreement. Notwithstanding the foregoing, Reseller may terminate this Agreement for any reason on one hundred eighty (180) days written notice. This Agreement shall be automatically renewed for additional successive one (1) year periods (each a "Renewal Term") unless this Agreement is otherwise terminated pursuant to the terms hereof. Notwithstanding the foregoing, at any time following the eleventh anniversary of the Commencement Date, either party may terminate this Agreement on ninety (90) days written notice to the other that it desires to terminate this Agreement. During any such ninety (90) day period, Company shall have the right to provide Reseller with a new agreement for the resale of Service as may be consistent with then applicable rules and regulations, which Reseller shall have the right to execute within a stated period of time. If Reseller fails to execute and return any such renewal agreement prior to the stated deadline, then Service to Reseller shall be discontinued as of the end of the term then in effect.

                                   ARTICLE 4

                       ASSIGNMENT OF NUMBERS, CONNECTIONS

          4.1  Provision of Numbers to Reseller.  Upon execution of this
               --------------------------------
Agreement, Reseller shall provide information reasonably requested to establish billing account status for Reseller. Reseller acknowledges that, once all requested information is received by Company, Company may take as long as fifteen (15) Business Days to complete establishment of billing account status. Reseller further agrees that upon establishment of billing account status, Reseller shall accept Assignment of an initial order of at least 10 Numbers. Such Numbers will contain area codes and exchanges (NPA/NXXs) appropriate to the MSA(s), RSA(s), MTA(s) and/or BTA(s), as the case may be, specified by Reseller for those Areas where Reseller indicates on Schedule 1A it desires to provide Service.

          Reseller may cancel the assignment of any Number; provided that in no event shall the total amount of Numbers assigned to Reseller be less than 10, and provided further that, where applicable, Reseller pays any cancellation fees associated with cancellation of Number assignments under the Service Plan selected by Reseller.

          Reseller may, at any time that it is not in default under this Agreement, and according to procedures (including security requirements as described in Section 7.10) established by Company, order additional Numbers in such amounts as may be set forth in Schedule 2; provided, however, that not later than the 10th day of each
                     --------
calendar month during the Initial Term and any Renewal Term Reseller shall deliver to the Company in writing a good faith forecast of the amount of numbers that Reseller will require during the next calendar month . If that order contains a request for an assignment of Numbers in an additional Area, Reseller shall complete and submit to the Company a revised Area Designation Addendum in the form of a new Schedule 1A hereto. Subject to the availability of Numbers and the capacity of the Company's facilities, such additional Numbers will be supplied to Reseller under normal circumstances within five (5) Business Days after Company's receipt of the order; provided, however, that if Numbers are ordered for any additional Area, such Numbers will be provided under normal circumstances not more than fifteen (15) Business Days after Company's receipt of the order. Company shall process orders for Numbers from all Customers, including Customers who are owned or controlled by Company or an Affiliate of Company, in the sequence in which orders for additional Numbers are received. Reseller and Company shall follow reasonable number conservation policies generally accepted by the telecommunications industry and Company may, from time to time upon reasonable advance written notice to Reseller, change number assignments in conformity with such policies, including changes requested or ordered by Federal or state regulatory authorities or by number administrators recognized by such authorities as having responsibility for the assignment of telephone numbers. If Numbers are unavailable, Company shall follow generally accepted industry standards and/or regulatory requirements, if any, in responding to the shortage of Numbers, and shall, by doing so, incur no liability to Reseller. Reseller shall own the numbers assigned to it hereunder and have full rights to number portability.

          Company's obligation to provide additional Numbers to Reseller shall, at Company's option, cease (a) upon receipt by Company of Reseller's written notice of termination, or (b) upon issuance by Company of written notice of termination or upon notice of default under Section 13.1 to Reseller, whether or not applicable cure periods have expired. If Reseller cures the defaults described in the notice of default within the required period, then Company shall again be obligated to provide additional Numbers as provided in this
Section 4.1.

          4.2  Restrictions on Numbers.  A Number may not be associated with
               -----------------------
more than one Wireless Telephone Unit at the same time, unless otherwise approved by Company.

          4.3  Activation of Service.  Company shall use reasonable efforts to
               ---------------------
Activate Numbers, during Business Hours, as soon as practicable upon its receipt of the notice and any letter of credit required pursuant to Section 7.10. In any event, a Number shall be Activated under normal circumstances within thirty
(30) minutes following receipt of Reseller's activation order; provided, however, that Company shall not be obligated to Activate Service for any Number assigned to Reseller if Reseller has committed an Event of Default which has not been cured within the applicable cure period described in Section 13.1.

          4.4  Remote Access.  Company will provide remote Number activation,
               -------------
deactivation, and modification capabilities to Reseller according to the remote access procedures described in Schedule 4.

          4.5  Modification or Termination of Service.  Schedule 4 shall provide
               --------------------------------------
the method Reseller is to follow to modify or terminate Service with respect to one or more Number(s). Company shall modify or terminate Service to such Number(s) under normal circumstances within thirty (30) minutes following Reseller's request. Notwithstanding the foregoing, Company may modify or terminate Service with respect to one or more Number(s) as provided below in
Section 11.2 with respect to abuse or fraudulent use.

          4.6  Authorized Representatives.  Immediately upon execution of this
               --------------------------
Agreement, Company and Reseller shall each notify the other of their respective authorized representatives for purposes of giving and receiving the notices provided for under this Article IV and any other Service orders, including those which involve the activation, change, or discontinuance of Service. Each party may appoint no more than three representatives at any time, unless the other party consents to a greater number, which consent will not be unreasonably withheld. The notice of appointment, and the authority of the representative, shall remain effective until the notice is canceled or amended by the party for which such representative is acting. Company will not accept any notice or orders from any End User or other agent of Reseller.

          4.7  Limitations on Service.
               ----------------------

          (a)  Limitations on Service within the Home Area.  RESELLER
               -------------------------------------------
ACKNOWLEDGES THAT SERVICE IS MADE AVAILABLE TO WIRELESS TELEPHONE UNITS EQUIPPED FOR SERVICE ONLY WHEN WITHIN OPERATING RANGE OF THE FACILITIES WITHIN THE HOME AREA. SERVICE MAY BE TEMPORARILY REFUSED, INTERRUPTED, OR LIMITED BECAUSE OF:
(a) FACILITIES LIMITATIONS; (b) TRANSMISSION LIMITATIONS CAUSED BY ATMOSPHERIC, TERRAIN, OTHER NATURAL OR ARTIFICIAL CONDITIONS ADVERSELY AFFECTING TRANSMISSION, AND OTHER CAUSES REASONABLY OUTSIDE OF COMPANY'S CONTROL; OR (c) EQUIPMENT MODIFICATIONS, UPGRADES, RELOCATIONS, REPAIRS, AND OTHER SIMILAR ACTIVITIES NECESSARY FOR THE PROPER OR IMPROVED OPERATION OF SERVICE IN ACCORDANCE WITH INDUSTRY STANDARDS. INDIVIDUAL CALLS MAY BE "DROPPED" (I.E., INVOLUNTARILY DISCONNECTED) FOR A VARIETY OF REASONS, INCLUDING WITHOUT LIMITATION, ATMOSPHERIC CONDITIONS, TOPOGRAPHY, WEAK BATTERIES, SYSTEM OVERCAPACITY, MOVEMENT OUTSIDE A SERVICE AREA OR GAPS IN COVERAGE WITHIN A SERVICE AREA. SO LONG AS IT HAS PERFORMED ITS OBLIGATIONS IN ACCORDANCE WITH
ARTICLE VIII OF THIS AGREEMENT, COMPANY SHALL INCUR NO LIABILITY FOR ITS INABILITY TO PROVIDE ADEQUATE SERVICES HEREUNDER IF SUCH INABILITY IS DUE TO THE ABOVE LIMITATIONS OR A LACK OF NETWORK CAPACITY OR TO CAUSES BEYOND THE REASONABLE CONTROL OF COMPANY, SUBJECT TO COMPANY'S DUTY NOT TO UNREASONABLY DISCRIMINATE AGAINST RESELLER IN THE PROVISION OF COMMON CARRIER SERVICES. NOR SHALL COMPANY BE RESPONSIBLE FOR ANY ACT OR OMISSION RELATED TO NON-COMPANY EQUIPMENT OR SYSTEMS USED IN CONNECTION WITH THE SERVICE.

          (b)  Limitations on Roaming Service.  UNLESS OTHERWISE SET FORTH IN
               ------------------------------
SCHEDULE 6, COMPANY WILL PROVIDE, AS TO EACH NUMBER ACTIVATED FOR RESELLER, THE SAME ROAMING SERVICE THAT IS AVAILABLE TO COMPANY'S OTHER CUSTOMERS WITH NUMBERS ASSOCIATED WITH THE SAME HOME AREA. IF COMPANY, OR ANOTHER ENTITY WITH WHOM COMPANY HAS A ROAMING AGREEMENT, DISCOVERS OR SUSPECTS ABUSE OR FRAUDULENT USE AS DESCRIBED IN ARTICLE XI WITH RESPECT TO CERTAIN NUMBERS, THEN ROAMING PRIVILEGES MAY BE SUSPENDED WITH RESPECT TO SUCH NUMBERS.

          IT SHALL BE COMPANY'S POLICY TO USE COMMERCIALLY REASONABLE EFFORTS TO PROVIDE RESELLER WITH PRIOR, OR PROMPT SUBSEQUENT, NOTIFICATION OF THE SUSPENSION OF THE ROAMING SERVICE.

          4.8  Reassignment of Numbers.  SUBJECT TO COMPANY'S OBLIGATIONS UNDER
               -----------------------
SECTION 4.1 ABOVE, RESELLER ACKNOWLEDGES THAT COMPANY MAY BE REQUIRED TO CHANGE OR REASSIGN NUMBERS PREVIOUSLY PROVIDED TO RESELLER FROM TIME TO TIME. COMPANY WILL PROVIDE RESELLER WITH NOTICE OF THE INTENDED CHANGE REASONABLY IN ADVANCE OF, AND IN ANY EVENT AT LEAST SIXTY (60) DAYS PRIOR TO, MAKING ANY SUCH CHANGE. RESELLER AGREES TO INFORM ITS END USERS OF THE PROVISIONS OF THIS SECTION AND FURTHER ACKNOWLEDGES AND AGREES THAT EXCEPT AS OTHERWISE PROVIDED IN SECTION 4.1, NEITHER IT NOR ANY END USER SHALL HAVE OR ACQUIRE A PROPRIETARY RIGHT IN ANY SPECIFIC NUMBER OF NUMBER BLOCKS PROVIDED BY THE COMPANY.

          4.9  Privacy.  Wireless Systems use radio channels to transmit voice
               -------
and data communications over a complex network and privacy cannot be guaranteed. Reseller agrees that Company shall not be liable to Reseller for any such lack of privacy so long as Company's practices related to protection of privacy conform to industry standards.

                                   ARTICLE 5

                          PRICES AND TERMS OF PAYMENT

          5.1  Payment of Charges.  Reseller shall pay to Company charges
               ------------------
computed as set forth in Schedule 2. All such charges may be modified from time to time, subject to the terms of Section 8.11(b) of the Stockholders Agreement.

          5.2  Minimum Charges.  Reseller shall pay Company any minimum charges
               ---------------
as set forth in Schedule 2 for each Number assigned to Reseller commencing on the activation date of the Number.

          5.3  Taxes.  Except where Reseller provides to Company a valid
               -----
certificate of resale or such other documentation as would release Company from any taxes, levy, or duty, there shall be added to any charges due from Reseller an amount equal to any duty, fee, surcharge, levy or tax, including but not limited to, sales, excise, utility, and use taxes, fees or surcharges, imposed by any local, state or Federal government or governmental agency with respect to Reseller or the Service, excepting only taxes on the net or gross income or revenue of the Company.

          5.4  Tariffs.  In the event that Service provided or charges for
               -------
Service are or become subject to any Federal, state, or local regulation or tariff, then the agreed charges set forth in Schedule 2 (as amended from time to time) shall be deemed amended immediately to conform to the rates or any changes in rates or terms and conditions that may be required under such regulation or tariff, provided that any tariff changes initiated by Company shall still comply with notice provisions under this Agreement and the rates charged for Service company with the provisions of
Section 5.1. Nothing in this Agreement shall be deemed (i) to require or preclude the use of tariff-equivalent or tariff-related charges, or (ii) to provide or imply that such charges are or are not appropriate in the provision of Service provided for in this Agreement and in Schedule 2.

          5.5  Charges
               -------

          (a)  Charges Generally.  Reseller is responsible for payment of and
               -----------------
shall pay all charges of the types described in Sections 5.5.2 through 5.5.6 below for Service requested by Reseller under this Agreement that can be identified to a specific Number or Number Block. Charges will be assessed at the rates shown on Schedule 2 with respect to each Service Plan selected by Reseller. Without limitation of the foregoing, Reseller shall bear the risk associated with abuse or fraudulent use as described in Article XI. The charges that will appear on Reseller's monthly invoices (which are further described in Section 5.10 below) will be for Service furnished under this Agreement, including regular monthly Service charges (access and service features, if any) and usage charges for all calls processed through the Number for the particular billing cycle (separated into peak and off-peak, if applicable).

          (b)  Usage Charges.  Usage charges include, but are not limited to,
               -------------
charges on a per minute basis for calls that are sent or received by a Wireless Telephone Unit programmed with a Number assigned to Reseller, as well as long distance charges, roaming charges and directory listings (as further described below). In addition, Reseller will be charged for custom calling, network service, wireless network usage, directory assistance (as further described below), and 900 service and Service provided under other service access codes (to the extent these services are made available by Company). Usage charges may also include charges for additional calling or other services offered by Company which Reseller may subscribe to at rates determined by Company from time to time. There is no charge for calls made from the Home Area if no connection is established.

          (c)  Roaming Charges.  Roaming charges apply when a Wireless Telephone
               ---------------
Unit is used outside the End User's Home Area. Roaming airtime charges will be billed at the rates set forth in the attached Schedule 6. When roaming, long distance (including Interexchange Carrier) charges apply in accordance with Company's roaming policies in effect from time to time.

          (d)  Emergency Calls.  All airtime usage generated by Reseller or
               ---------------
Reseller's End Users to access telephone number 911 to the extent available to Wireless Telephone Units in the Area shall be provided at no charge to Reseller.

          (e)  Directory Assistance.  Calls to local directory assistance will
               --------------------
be at the rate as established by Company for each Service Plan selected by Reseller. Normal airtime charges will also apply. Charges for directory assistance when roaming will be determined by the serving carrier.

          (f)  Long Distance.
               -------------

               (i)    General.  Long distance charges (including charges of any
                      -------
     Interexchange Carrier to which a call is routed) apply to any call made from a Wireless Telephone Unit if the call's destination is not in the same "local calling area" (as defined by the Company) as the wireless network antenna through which the call originated.

               (ii)   Preferred Interexchange Carrier.  For each Number assigned
                      -------------------------------
     to Reseller, Reseller is permitted to choose a Preferred Interexchange Carrier ("PIC") from the list of participating IXCs in the same manner that other Wireless Customers may choose a PIC, which process is referred to by Company as "interexchange access." If Reseller makes no selection of a PIC, Company may assign Reseller to a carrier designated by Company. Company will make every effort to ensure that Reseller's account is set up with the PIC of Reseller's choice, if any; however, if Reseller discovers that any Number has been inadvertently set up with the wrong PIC, Reseller shall notify Company immediately. AT&T shall be made available as a PIC.

          Calls made by or to End Users will be routed through Reseller's PIC under the circumstances determined, from time to time, by the Company or other carrier providing Service to such End User. If the long distance call is not carried by Reseller's PIC, the call may be default routed to another carrier.

               (iii)  International Dialing.  Company reserves the right at any
                      ---------------------
     time and from time to time to restrict availability for international dialing, whether on a country or other basis, as it sees fit. Availability of international dialing may also be restricted by Reseller's PIC.

               (iv)   Rates for Long Distance.  Long distance charges for all
                      -----------------------
     calls routed through Reseller's PIC will be determined by such IXC. Such charges may be billed by Reseller's PIC or, at the IXC's option, billed together with Company's charges. Long distance charges for services provided by other carriers when an End User is roaming will be determined by such carriers.

          5.6  Promotions, Free Airtime and Other Features.  Reseller shall be
               -------------------------------------------
entitled to participate in any promotions or have access to rewards, free airtime, special Customer Service offerings, and other features provided to Wireless Customers, such as holiday air time promotions, access to or creation of "*" and "#", speed dial or other special code numbers, special service numbers such as 611, or any features not specifically set forth herein. Company agrees to establish for Reseller #288 as a special service number which will route End Users to Reseller's Customer Care representatives at no charge to Reseller or its End Users.

          5.7  Guidelines for Calls.  Any access, feature and non-usage related
               --------------------
charges (if any) are billed monthly, either in advance or in arrears (depending on the Service Plan). Usage charges are billed monthly in arrears. Airtime charges incurred for periods when Voice Mail messages are retrieved or when call waiting, call forwarding, three-party calling, or no-answer transfer features are in use, even if no radio airtime is actually used. Company reserves the right to charge a reasonable fee for adding or deleting service features.

          5.8  Provision of Magnetic Tapes.  Company will establish a reseller
               ---------------------------
billing cycle for Reseller and will provide billing on a magnetic billing tape or, upon one hundred eighty (180) days' prior written notice to Company and the Company's approval (not to be unreasonably withheld), any other medium selected by Reseller. (Reference in this Agreement to magnetic billing tape or magnetic tape shall be deemed to refer to the magnetic tape or other medium referred to in the preceding sentence.) Company shall provide to Reseller or Reseller's billing agent accurate magnetic billing tapes for Service provided pursuant to this Agreement and the charges associated therewith within three (3) Business Days after the cut-off date for each billing cycle. Reseller agrees to notify Company immediately if it does not receive a magnetic tape within this time frame. The magnetic tapes provided by Company will include reasonable billing information compiled using standard industry protocols. Reseller agrees to notify Company within five (5) Business Days after its receipt of a magnetic tape containing any defects and return the defective tape to Company's billing vendor. Reseller must provide Company with written notice of the name, address, and phone number of its billing agent at least thirty (30) calendar days prior to the expected mailing date of the billing tape. Each container within which the magnetic billing tapes are shipped to Reseller's billing agent shall be labeled with Reseller's name, the appropriate Company name, the applicable Home Area, the name of the Reseller's billing agent, and the billing period to which the tape pertains. Company shall provide one magnetic billing tape per reseller billing cycle billing database. Reseller understands that Company may in its discretion assign Reseller Numbers to multiple billing databases. Reseller shall pay Company's costs for any additional or lost tapes. Subject to the prior notice procedures in the first sentence of this Section 5.8, Company agrees to make all reasonable efforts to be able to transmit data related to billing by means other than magnetic tape, such as by optical disk or by way of wired networks from one computer to another. If Company decides to make such electronic methods of file transfer available and Reseller selects that method, the substitution of another form of transmission shall not affect the transmission, compliance with standard protocols, timeliness of notice regarding defects, identification of the data by reasonable "labeling," and responsibility for costs of replacing data, as nearly as practicable as if magnetic tapes had been used. Company agrees to offer Reseller electronic data transmission options at such time as those options are made available by Company to any other customer.

          5.9  Invoices.
               --------

          (a)  Itemized Invoices.  Company shall bill Reseller for charges
               -----------------
incurred (as described in Section 5.6 above) for each Number once per calendar month, with the billing date to be the same for that Number each successive month. Company will use reasonable efforts to have all Numbers of Reseller in a particular billing database assigned to a single cycle, but any Number may be assigned to any cycle and the cycle to which a Number is assigned may be changed from time to time; provided, however, that Company shall not unreasonably require multiple billing cycles for the same billing database for Reseller. When practicable, Company will provide Reseller with ninety (90) days prior written notice of any change in billing cycles to be used with respect to Numbers assigned to Reseller. Reseller shall be billed in advance or arrears (depending on Company's requirements for the Service Plan chosen) for applicable access, feature and non-usage related charges, and shall be billed for airtime, long distance and other usage related charges at the end of each billing cycle.

          (b)  Payment of Invoices.  Payment in full for such invoices shall be
               -------------------
due at the location set forth in the invoice, in U.S. currency upon the due date set forth in the invoice. Payments are past due if not received by the due date shown on the invoice, or within forty-five (45) days after the magnetic tape was mailed, whichever is later. In the event payment is not received within this time period, Reseller agrees to pay a late fee as set forth in Schedule 2. The resolution of payment disputes shall be made in accordance with the provisions of Section 5.9.3 and Article XV.

          If Reseller submits written explanation of any disputed charges by the due date set forth in an invoice, Reseller is not required to pay disputed amounts. Company and Reseller shall make good faith reasonable efforts to resolve the dispute within thirty (30) days, and will agree to submit any disputes remaining after that thirty (30) day period to arbitration under
Article XV below.

          (c)  Disputed Charges.
               ----------------

               (i) Except as otherwise provided in subsection (c) below, Reseller shall provide company with written notice of any disputed End User airtime or features charges within seventy-five (75) days after the mailing date of the first invoice containing such charges, provided Reseller shall in all events make reasonable good faith efforts to give Company notice of such disputed charges no more than seventy-two (72) Business Hours after receiving notice from the End User of the disputed charge. This disputed charge will be handled under Section 5.9.2 above.

               (ii) The requirement set forth in the first sentence of Section 5.9.3(a) above shall not shorten the period within which suit must be filed as established by the applicable statute of limitations, but shall constitute a condition precedent to any right of the aggrieved party to contest prior payments. This condition is designed to allow each party the opportunity to preserve important evidence in defense of a claim.

               (iii) If Reseller claims that certain charges are not payable in full because they are the result of Unauthorized Access by a person with whom Reseller has not dealt, then it is Reseller's obligation to supply Company with satisfactory evidence of the Unauthorized Access. Company considers the following to be satisfactory evidence of Unauthorized Access:
     (i) call detail information for the End User's account; and (ii) a statement by Reseller that it has thoroughly investigated the alleged Unauthorized Access and that it will cooperate reasonably in obtaining affidavits or other required documentation required for any prosecution of the person fraudulently using the Service. Company reserves the right to modify this provision to require affidavits prior to issuing any credits if Reseller does not comply with this Section. Such investigation by Reseller should include contacting or attempting to contact a sufficient number of recipients of calls at issue of each End User so as to establish a reasonable basis for inferring that the remainder of such calls were the result of Unauthorized Access. If Reseller complies with this section within seventy-five (75) days of the mailing date of the first invoice containing such charges at issue (or such other time period as set forth in Schedule 2), charges will be reduced to the extent set forth in Schedule 2. Notwithstanding the above, the perpetration or claimed perpetration of any fraud or deceit by an End User (i.e., "subscriber fraud") does not mitigate the Reseller's obligations to Company.

          (d)  Proration of Charges.  Access fees (if any) with respect to
               --------------------
assigned Numbers for billing periods of less than one month will be prorated based on the actual number of days in such periods. For purposes of such prorations, each monthly billing cycle may be deemed, at Company's discretion, to have thirty (30) days. Company may, at its option, prorate other monthly charges, such as for calling features.

          5.1  Modification to Schedule 2.  To the extent that the charges set
               --------------------------
forth in Schedule 2 are subject to any Federal, state, or local regulation or tariff, such charges may be increased or decreased as provided or required by such regulation or tariff, provided that any tariff changes initiated by Company shall still comply with notice provisions under this Agreement.

          5.1  Reseller Right to Select Other Service Plans.
               --------------------------------------------

          (a) Reseller may order from any Service Plans provided by Company for which Reseller is eligible. Once selected, the Service Plan and Rate Sheet associated with it are binding and deemed incorporated into Schedule 2. Rate Sheets for various Service Plans are available from Company. If Reseller chooses to order from another Service Plan, the rates will be as listed in the Rate Sheets for such plan. If Reseller selects a Service Plan with a term commitment, Company may impose a reasonable cancellation fee if Reseller cancels Service prior to fulfilling its term commitment.

          (b) Reseller may, from time to time, change its selection of Service Plan under which Service shall be provided to Reseller's Numbers by providing Company with thirty (30) days advance written notice of the change, provided that Reseller complies with all of the terms and conditions of the new Service Plan and this Section 5.11. In such event, Schedule 2 shall be deemed to include the Rate Sheet for any Service Plan selected by Reseller. Rate Sheets for each Service Plan are available from Company, and Reseller acknowledges receipt of a Rate Sheet for any Service Plan selected by Reseller. Any such modification to
Schedule 2 pursuant to this subparagraph shall not be deemed a modification for purposes of Section 5.10 above.

          (c) Notwithstanding the foregoing provisions, the right to change its Service Plan shall not affect Reseller's obligations to meet the requirements of the Service Plan previously selected and to pay any fees or charges owed to Company as a result of failure to meet such requirements. In addition, if Reseller selects a Service Plan with a term commitment, Company may impose a reasonable cancellation fee if Reseller cancels Service or changes its Service Plan prior to fulfilling its term commitment, as described in Schedule 2 for that Service Plan.

          5.1  Loss of Telephones.  In the event an End User's Wireless
               ------------------
Telephone Unit is lost, stolen, or otherwise absent from the End User's possession or control, Reseller shall nevertheless be liable for all charges attributable to the access Number assigned to such Wireless Telephone Unit until it notifies Company during Business Hours of such loss, theft or unauthorized absence, in which case Reseller's liability therefore shall terminate when such notification is received by Company.

          5.1  Billing Adjustments.  In the event of a total service outage
               -------------------
("Outage") within the Home Area or any portion of the Home Area associated with any Number which is not caused by Reseller or End User and which lasts for a period of twenty-four (24) hours or more, a credit allowance will be made, at Reseller's request, in the form of a pro rata adjustment of the fixed charges billed by Company to Reseller with respect to such Number. Periods of noncontinuous Outage may not be accumulated in determining if an Outage has continued for at least twenty-four (24) hours. In order to receive such credit, Reseller must submit a written request to Company, stating the date and location of the Outage, the Numbers affected, and such other information as Company may reasonably require. Such notice must be received by Company within ten (10) business days following the last date of the period of Outage.

                                   ARTICLE 6

                   LIMITATIONS OF WARRANTIES AND LIABILITIES

          Company supplies a service and not "good(s)" as that term is defined in the Uniform Commercial Code. Notwithstanding and without limitation of the foregoing, to the extent that any portion of Service offered by Company might be construed as a good(s), COMPANY EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OF WHATSOEVER NATURE INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR USE.

          THE LIABILITY OF COMPANY FOR DAMAGES OR COSTS ARISING FROM ERRORS, OUTAGES, OR FAILURES OF SERVICE, OR DEFECTS OR MALFUNCTIONS OF THE FACILITIES, OCCURRING IN THE COURSE OF PERFORMING UNDER THIS AGREEMENT (INCLUDING THE OBTAINING AND FURNISHING OF INFORMATION WITH RESPECT TO RESELLER, END USERS, OR OTHER USERS OF SERVICE OR FACILITIES), REGARDLESS OF THE LEGAL BASIS FOR SUCH CLAIM, SHALL IN ANY EVENT BE LIMITED TO AN AMOUNT EQUAL TO THE PROPORTIONATE CHARGE TO RESELLER FOR THE PERIOD OF SERVICE DURING WHICH SUCH ERRORS, OUTAGES, FAILURES, DEFECTS, OR MALFUNCTIONS OF EQUIPMENT OCCUR, SUBJECT TO THE ADDITIONAL LIMITATIONS IN SECTION 5.13 ABOVE.

          IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY PUNITIVE, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM A CLAIM MADE IN CONNECTION WITH THIS AGREEMENT OR THE PERFORMANCE OR NONPERFORMANCE OF A PARTY'S OBLIGATIONS HEREUNDER.

                                   ARTICLE 7

                            RESELLER'S OBLIGATIONS

          7.1  Reseller's Charges.  Reseller is solely responsible for all
               ------------------
charges billed under Article V above if billed by Company to Reseller within ninety (90) days after actual date of usage with respect to any Number assigned to it, whether or not Reseller's End User has paid Reseller for such charges.

          7.2  Equipment.
               ---------

          (a) Reseller is responsible for ensuring that any equipment utilized by it, its agents, or its End Users in connection with Service and each agent's and End User's use thereof shall at all times meet industry standards for compatibility with Service, including any of Company's requirements for compatibility with upgraded facilities (provided Company gives Reseller the notice required in Section 8.3 below), and all FCC and other applicable regulatory authorities' requirements. In the event that any of the equipment utilized by an agent or End User does not meet such standards, Reseller shall use its best efforts to ensure that such equipment is no longer used in the reception or transmission of Service and shall, if necessary, terminate Service to such agent or End User.

          (b) Company shall not be responsible to Reseller or any End User for the installation, operation, quality of transmission, or testing and maintenance of any Wireless Telephone Unit or wireless terminal equipment. In that event, the relationship between Company and Reseller as to such matters shall be governed by a separate agreement. Company shall have no obligation to sell or otherwise provide equipment to Reseller or to its End Users.

          7.3  Obligations to End Users.
               ------------------------

          (a) With respect to the matters covered by this Agreement, Company shall be obligated only to Reseller, with which it is in privity of contract, and not with End Users with whom Company is not in privity. End Users are not, and shall not be deemed to be, third party beneficiaries of this Agreement.

          (b) Reseller shall provide an adequate and properly trained staff to receive and investigate any complaints from its End Users relating to Service, and will report any trouble with Service to Company only upon reasonable verification that such trouble is due to reasons other than the misuse or malfunctioning of the End User's equipment or the failure of such equipment to meet the technical standards for compatibility with Service.

          (c) Company is not responsible for sending bills to Reseller's End Users.

          7.4  Ethical Responsibilities.  Each party shall be governed in all
               ------------------------
its dealings with respect to this Agreement by the highest standards of honesty, integrity, and fair dealing.

          7.5  Responsibility for Actions or Omissions.  Reseller shall be
               ---------------------------------------
solely responsible for all risks and expenses incurred in connection with its actions or omissions in the sale of Service. Reseller shall act in all respects on its own account, and shall be solely responsible for such things as credit verification, deposits, billing, collection, consolidation, rebilling, End User complaints, charges for usage, bad debts, and, except as provided in Section 5.9.3(c), Article XI and Schedule 2, abuse or fraudulent use of any Number assigned to Reseller, whether by Reseller's employees or agents of Reseller, an End User, or any third party (excepting only actions by Company, Company's agent or Company's employees) provided Company has followed Reseller's instructions under this Agreement with respect to any relevant Number.

          7.6  Responsibility for Agents.  Reseller is responsible for the
               -------------------------
performance of its agents, if any, and shall ensure that its agents are in compliance with any applicable terms of this Agreement, any controlling tariffs, and any other applicable industry standards, rules and regulations.

          7.7  No Rights to Company's Facilities.  No provision of this
               ---------------------------------
Agreement shall be construed as vesting in the Reseller any control or ownership interest whatsoever in any facilities or operations of Company.

          7.8  Notice to End-Users.  Reseller agrees that each End User will be
               -------------------
given notice to the effect of the restrictions in Section 4.6, 4.7 and 4.8 hereof and of the following provisions:

[END USER] EXPRESSLY UNDERSTANDS AND AGREES THAT IT HAS NO CONTRACTUAL RELATIONSHIP WHATSOEVER WITH THE UNDERLYING WIRELESS SERVICE CARRIER AND THAT [END USER] IS NOT A THIRD PARTY BENEFICIARY OF ANY AGREEMENT BETWEEN [RESELLER] AND UNDERLYING CARRIER. IN ADDITION, [END USER] EXPRESSLY UNDERSTANDS AND AGREES THAT THE UNDERLYING CARRIER SHALL HAVE NO LEGAL, EQUITABLE OR OTHER LIABILITY OF ANY KIND TO [END USER]. IN ANY EVENT, REGARDLESS OF THE FORM OF THE ACTION, WHETHER FOR BREACH OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, [END USER'S] EXCLUSIVE REMEDY AND THE TOTAL LIABILITY OF THE UNDERLYING CARRIER ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT, FOR ANY CAUSE

WHATSOEVER, INCLUDING BUT NOT LIMITED TO ANY FAILURE OR DISRUPTION OF SERVICE PROVIDED HEREUNDER IS LIMITED TO PAYMENT OF DAMAGES IN AN AMOUNT EQUAL TO THE PORTION OF THE MONTHLY CHARGES TO [END USER] FOR THE SERVICES RELATING TO THE PERIOD OF SERVICE DURING WHICH SAID DAMAGES OCCUR.

          7.9  Insurance.  Reseller shall keep in full force and effect a policy
               ---------
of public liability, personal injury, property damage, and contractual liability insurance with respect to the business operated by Reseller, which insurance shall cover each occurrence in an amount not less than $1,000,000.00 and shall cover property damage in an amount not less than $500,000.00. Such policy or policies shall be procured from an insurance carrier reasonably acceptable to Company. Within ten (10) days after execution of this Agreement, Reseller shall furnish Company with a certificate evidencing such insurance. Such insurance shall provide that the insurer will not cancel, materially alter, or allow such insurance to expire without first giving Company thirty (30) days prior written notice.

          7.1  Security.
               --------

          (a) Prior to processing any order for Numbers submitted by Reseller, or at any time during the term of this Agreement, Company may require that Reseller provide it with an irrevocable letter of credit, issued by a financial institution and having terms and conditions satisfactory to Company, in such amount as is required by Company in its sole discretion. A financial institution will generally be satisfactory to Company if it is a bank chartered under the laws of the State of one of the Area(s) in which Reseller purchases Service or the United States with deposits insured by the Federal Deposit Insurance Corporation ("FDIC") and with an office located within the Area. This security may be required by Company to secure performance of Reseller's obligations under this Agreement, and may be based on its assessment of Reseller's creditworthiness, including Reseller's payment history with Company, and Company may waive the requirement of a letter of credit, or may increase or decrease the amount thereof required from Reseller at any time based on Company's reassessment of Reseller's creditworthiness or an Event of Default under this Agreement by Reseller. All decisions with respect to the necessity for and amount of a letter of credit shall be made in Company's sole discretion. At termination of this Agreement, upon Reseller's full performance of all terms and conditions of this Agreement, any letter of credit shall be terminated in accordance with the terms thereof.

          (b) From time to time Company may make drawings under the letter of credit to apply such amounts to sums due hereunder or to cure other breaches by Reseller. This right of offset is in addition to all other rights and remedies available to Company under this Agreement or at law or in equity. Reseller shall increase the face amount of the letter of credit to an amount acceptable to Company within ten (10) days of Company's written notice to do so.

          (c) In the event Reseller files for bankruptcy protection or an involuntary bankruptcy petition is filed against Reseller, Company and Reseller agree that Company shall be entitled to draw down against the letter of credit any sums that are owed Company at that time. Should Company seek relief from the automatic stay in order to effect such draw down, although such relief may not be required under current law, Reseller agrees and stipulates to the entry of relief from the stay to allow Company to draw down the letter of credit and agrees to raise no defenses thereto. Company and Reseller stipulate that the letter of credit and the Reseller's obligations under this Agreement arise out of the same transaction. Company agrees that the requirements of this Section
7.10 are waived for Reseller.

                                   ARTICLE 8

                             COMPANY'S OBLIGATIONS

          8.1  Company's Service.  Company will provide Service to Reseller
               -----------------
subject to the terms and conditions specified in this Agreement which will comply with laws or regulations prohibiting unreasonable discrimination applicable at the time Service is provided.

          8.2  Informational Material.  On or before the Effective Date of this
               ----------------------
Agreement, Company will provide to Reseller, one time at the commencement of this Agreement, if available, a coverage map of geographic areas where Company's Service is in effect. Reseller may request in writing no more frequently than once in any six (6) month period updated informational material as described in the first sentence of this Section 8.2. Reseller agrees that it shall not distribute any informational materials provided to Reseller under this Agreement unless such distribution complies with the requirements and restrictions of
Section 9.1 below.

          8.3  Notice of Material Change in Service.  Company agrees to provide
               ------------------------------------
reasonable notice to Reseller (based on circumstances present) of any material changes in Service of either a permanent or temporary nature.

          8.4  Insurance.  Company shall keep in full force and effect a policy
               ---------
of public liability, personal injury, property damage, and contractual liability insurance with respect to the business operated by Company, which insurance shall cover each occurrence in an amount not less than $1,000,000.00 and shall cover property damage in an amount not less than $500,000.00. Such policy or policies shall be procured from an insurance carrier reasonably acceptable to Reseller. Within ten (10) days after execution of this Agreement, Company shall furnish Reseller with a certificate evidencing such insurance. Such insurance shall provide that the insurer will not cancel, materially alter, or allow such insurance to expire without first giving Reseller thirty (30) days prior written notice.

                                   ARTICLE 9

                           TRADE NAME AND TRADEMARK

          9.1  Company's Marks.  Reseller recognizes the right, title, and/or
               ---------------
interest of Company and its Affiliates through ownership or license in and to all service marks, trademarks, and trade names owned by or used in connection with Service by Company (the "Marks"). Reseller agrees not to engage in any activities or commit any acts, directly or indirectly, which may contest, dispute, or otherwise impair such right, title, and interest of Company and its Affiliates therein. Reseller shall not acquire or claim any right, title, or interest in or to the Marks through resale of Service or otherwise. Reseller is specifically prohibited from incorporating any of the Marks into Reseller Marks (as defined in Section 9.2 below) or from using any service mark, trademark or trade name which is confusingly similar to any of the Marks.

          9.2  Reseller's Marks.  Company recognizes the right, title, and/or
               ----------------
interest of Reseller and its Affiliates through ownership or license in and to all service marks, trademarks, and trade names owned by Reseller or used in connection with the provision of wireless telephone services by Reseller or its Affiliates (collectively, "Reseller Marks"). Company agrees not to engage in any activities or commit any acts, directly or indirectly, which may contest, dispute, or otherwise impair such right, title, and interest of Reseller and its Affiliates therein. Except as provided in that certain AT&T Wireless Services Network Membership License Agreement between the Company and AT&T Corp. (the "Network License"), Company has no rights to the Reseller Marks, shall not use any Reseller Marks, and shall not mention "AT&T", "AT&T Wireless Services", "AWS" or any other Reseller Marks used, directly or indirectly, by Reseller in connection with the Service, without the prior written consent of Reseller, except in specifically responding to an End User inquiry. Except as provided in the Network License, Company shall not acquire or claim any right, title, or interest in or to the Reseller Marks through sale of the Service or otherwise. Company is specifically prohibited from incorporating any Reseller Marks into the Marks or from using any service mark, trademark or trade name confusingly similar to the Reseller Marks, except as provided in the Network License or specified in Schedule 8.

                                  ARTICLE 10

                   PROPRIETARY INFORMATION; CONFIDENTIALITY

          10.  Confidential Information.  During the term of this Agreement
               ------------------------
either party may (but shall not be obligated to) disclose to the other information which is considered proprietary or confidential by the disclosing party. Without the disclosing party's specific prior written consent, disclosure shall not be made to a third party (including but not limited to End Users) of any information which is designated confidential or proprietary and which is supplied by the disclosing party to the other party, and which information is not otherwise generally available to the public or is not already known to the other party free of any obligation to keep it confidential; provided, however, either party may disclose such information that has been or is subsequently made public: (i) by any person other than the parties and the disclosing party is not attempting to limit further dissemination; (ii) by the disclosing party; or (iii) by such party as required by law (including securities laws) or to enforce its rights under this Agreement; provided, further, that in the event that such party wishes to or must disclose such information in connection with court processes or similar agency requirements such party shall give the disclosing party ten (10) days prior written notice of the proposed disclosure or as much notice as is reasonably possible if the situation does not permit such ten (10) day notice. The parties agree that equitable relief is available for any breach or threatened breach of this
Article X.

          10.  Additional Protection of Confidential Information.  In the
               -------------------------------------------------
performance of this Agreement, Company and its affiliates, agents and employees may come into possession of information about Reseller's End Users, including but not limited to End User MINs and usage, or other forms of identification of End User. Neither Company nor any person or entity obtaining such information by or through Company may use any such information except as required to provide Service to Reseller under this Agreement. Such information shall be treated as Reseller proprietary information pursuant to Section 10.1 above. However, any information independently developed by Company which includes Reseller End User data may be used by Company at its sole discretion.

                                  ARTICLE 11

                              RESTRICTIONS ON USE

          11.  Abuse or Fraudulent Use.  Service to a Number may be restricted
               -----------------------
according to procedures set forth in this Article XI if there is abuse or fraudulent use thereof. Abuse and fraudulent use of Service include, but are not limited to:

          (a) Attempting or assisting another to access, alter, or interfere with the communications of and/or information about another Wireless Customer;

          (b) Tampering with or making an unauthorized connection with any Facilities of Company or Reseller;

          (c)  Subscription Fraud;

          (d) Using Service in such manner so as to interfere unreasonably with the use of Service by one or more other Wireless Customers or End Users or to interfere unreasonably with Company's or Reseller's ability to provide Service;

          (e) Using Service to convey information which is obscene, salacious, prurient, or unlawful; and

          (f)  Unauthorized Access.

          The parties agree to make good faith efforts to minimize abuse or fraudulent use as described above, to report any such abuse or fraudulent use a party becomes aware of to the other party promptly, and to cooperate in any investigation or prosecution initiated by either party.

          Notwithstanding anything in this Agreement to the contrary, as new technologies and procedures are developed to minimize fraudulent wireless charges, Reseller and Company agree to cooperate to implement future revisions to the fraud control policies of their respective systems with the understanding that such policies will be implemented by Company's systems for all customers similarly situated to Reseller and that such policies shall benefit both Company and Reseller.

          11.  Cancellation of Service to End User.  Company may require
               -----------------------------------
Reseller to cancel the right to market or use Service by any of its agents or End Users abusing or fraudulently marketing or using Service. Reseller may require Company to cancel Service by any End User abusing or fraudulently using Service.

          11.  Interference.  The parties understand that from time to time one
               ------------
or more End Users may interfere with the System in such a way as to impair the quality of Service provided by Company to its Customers; accordingly, upon discovery of any such abuse by an End User by either of the parties hereto, the party having such knowledge shall promptly notify the other party, and the Reseller shall immediately order the End User to cease from engaging in such act(s) of interference. Company shall have the right upon giving notice to Reseller to discontinue Service to that End User should such acts continue. Reseller shall assist Company in taking all actions reasonably necessary to prevent further interference.

                                  ARTICLE 12

                                INDEMNIFICATION

          Reseller and Company each hereby agree to defend, indemnify, and hold harmless each other and each other's Affiliates, and their former, current, and future officers, directors, employees, agents, successors, and assigns, from and against any claims, costs, and expenses, including punitive damages, court costs, and reasonable attorneys' and expert witness' fees before and at trial and on appeal (collectively, "Claims"), arising from a breach of this Agreement by, or any conduct in connection with this Agreement of, the indemnifying party (including such party's Affiliates, and their officers, directors, employees, agents, and contractors). Reseller further agrees to defend, indemnify, and hold harmless Company, their Affiliates, and former, current, and future officers, directors, employees, agents, successors, and assigns, from and against any Claims of End Users; provided, however, that the obligations (of both Reseller and Company) to defend, indemnify, and hold harmless shall not apply to the extent such Claims result from the other party's gross negligence or willful misconduct.

          Within ten (10) days after being notified of any Claim to which these indemnification obligations may apply, the party receiving such notice shall notify the party from whom the indemnification is sought (the "Indemnifying Party"), and shall give reasonable opportunity to the Indemnifying Party to defend the claim at its own expense and with counsel of its own selection; provided, however, that the party seeking indemnification shall at all times have the right to participate fully (at its own expense) in the defense of and to approve any settlement of the Claim.

          If the Indemnifying Party shall, within thirty (30) days after notice, fail to accept defense of the Claim, then the party seeking indemnification shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment), the Claim on behalf, for the account, and at the risk of the Indemnifying Party. If the Claims cannot by their nature be defended solely by one party, the other party shall make available all information and assistance that may reasonably be requested, regardless of any obligations to indemnify hereunder.

                                  ARTICLE 13

                            DEFAULT AND TERMINATION

          13.  Default.  In addition to termination in accordance with Article
               -------
III above and as elsewhere provided in this Agreement, this Agreement may be terminated upon an Event of Default by either party if such Event of Default is not cured by the defaulting party within thirty (30) days after receipt of written notice of the Event of Default; provided, however, that (i) in the case of a violation of the eligibility requirements of Article II, this Agreement may be terminated if such Event of Default is not cured within twenty (20) days after receipt of written notice of the Event of Default; (ii) in the case of a violation of Article IX, this Agreement may be terminated if such Event of Default is not cured within ten (10) days after receipt of written notice of the Event of Default or (iii) in the case of an Event of Default that by its nature is not capable of being cured during such 30-day period, such party may not terminate this Agreement so long as the defaulting party commences to cure the default during such 30-day period and continues thereafter to diligently complete such cure.. If such Event of Default remains uncured, termination shall be effective on the expiration of the cure period without the requirement of additional notice.

          13.  Right to Pursue Remedies.  If this Agreement is terminated as a
               ------------------------
result of an Event of Default attributable to Reseller, Company shall have the immediate right, without further notice or proceedings, to deduct any amounts due from the security referenced in Section 7.10 above and to pursue such remedies and other actions as Company may deem appropriate.

          13.  Survival of Obligations.  The obligations undertaken by the
               -----------------------
parties pursuant to Articles V (except Section 5.11 only), IX, X, XII, XIII, and XV shall survive termination of this Agreement.

          13.  Continuing Obligations.  Termination pursuant to the terms of
               ----------------------
this Agreement, regardless of cause or nature, shall be without prejudice to any other rights or remedies of the parties, and Reseller shall remain solely
responsible for its obligations to its agents and End Users.   Termination of
this Agreement with or without cause shall not release either party hereto from any liability which at the time of termination has already accrued to the other party or which thereafter may accrue with respect to any act or omission prior to termination, or from any obligation which is expressly stated herein to survive termination; provided, however, that Company may, without liability, cancel any previously accepted orders for Numbers which have not been assigned to End Users on or before the date of termination.

          13.  No Company Obligation for Continuing Service to End Users.  Upon
               ---------------------------------------------------------
termination, Company shall have no further obligation to provide Service to Reseller under this Agreement. However, in order to avoid disruption of Service to End Users, Reseller will reasonably cooperate with the Company to enable the Company to continue Service directly to any End User who meets Company's credit requirements, and enters into a contract for Service with the Company. From and after the termination date,

Company may re-route calls using any Numbers previously assigned to Reseller so that any attempts to access Service will result in connection to Company's personnel, who will advise callers of the termination. Notwithstanding anything in this Agreement to the contrary, but provided that Company has met all its obligations hereunder, Company is not restricted in any way from providing Service directly to any End User who may request that Company do so.

                                  ARTICLE 14

                                  ASSIGNMENT

          No rights or obligations hereunder shall be assigned or delegated, in whole or in part, by either party to any other person, firm, corporation, or other entity without the other party's prior written consent, which consent will not be unreasonably withheld, except (i) that either party may assign or delegate its rights and obligations hereunder to an Affiliate of that party at the time this Agreement is made, (ii) the Company may assign or delegate its rights and obligations hereunder to any of its operating subsidiaries created after the date hereof; and (iii) either party may assign or delegate its rights and obligations hereunder to an entity to whom the outstanding common stock or substantially all the assets of Company are transferred after first receiving FCC or other necessary governmental approvals. For purposes of this provision, any change in the ultimate control of a party, by stock sale, merger, consolidation, or any other means, shall constitute an assignment subject to the consent requirements hereof. The parties agree that equitable relief is available for any breach or threatened breach of this Article XIV.

                                  ARTICLE 15

                   ARBITRATION; JURISDICTION; GOVERNING LAW

          15.  State Law.  The validity, construction, and performance of this
               ---------
Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

          15.  Dispute Resolution.
               ------------------

          (a) The parties shall use and strictly adhere to the following dispute resolution processes, except as otherwise expressly provided in this
Section 15.2, to resolve any and all disputes, controversies or claims, whether based on contract, tort, statute, fraud, misrepresentation or any other legal or equitable theory (hereinafter, "Dispute(s)"), arising out of or relating to this Agreement (and any prior agreement this Agreement supersedes), including without limitation, its making, termination, non-renewal, its alleged breach and the subject matter of this Agreement (e.g., products or services furnished hereunder or those related to those furnished):

          (b) The parties shall first attempt to settle each Dispute through good faith negotiations. The aggrieved party shall initiate such negotiations by giving the other party(ies) written notice of the existence and nature of the Dispute. The other party(ies) shall in a writing to the aggrieved party acknowledge such notice of Dispute within ten (10) business days. Such acknowledgment may also set forth any Dispute that the acknowledging party desires to have resolved in accordance with this Section.

          (c) Thereafter, if any Dispute is not resolved by the parties through negotiation within thirty (30) calendar days of the date of the notice of acknowledgment, either party may terminate informal negotiations with respect to that Dispute and request that the Dispute be submitted to non-binding mediation. Any mediation of a Dispute under this Section shall be conducted by the CPR Institute for Dispute Resolution ("CPR") in accordance with the then current CPR "Model Mediation Procedure for Business Disputes" ("Model Procedures") and the procedures specified in this Section to the extent that they conflict with, modify or add to such Model Procedures. Any demand for initiation of mediation of a Dispute must be given in writing to both the other party(ies) involved and to the CPR and must set forth the nature of the Dispute. Each party to the mediation shall bear its own expenses with respect to mediation and the parties shall share equally the fees and expenses of the CPR and the mediator. The failure by a party to timely pay its share of the mediation fees and expenses of the CPR and the mediator shall be a bar to arbitration under Section 15.2(d) of that party's Dispute(s). Any mediation under this Section shall be conducted within the State of New York at a site selected by the mediator that is reasonably convenient to the parties. Each party shall be represented in the mediation by representatives having final settlement authority with respect to the Dispute(s). All information and documents disclosed in mediation by any party shall remain private and confidential to the disclosing party and may not be disclosed by any party outside the mediation. No privilege or right with respect to any information or document disclosed in mediation shall be waived or lost by such disclosure.

          (d) Any Dispute not finally resolved after negotiation and mediation in accordance with Section 15.2(b) and 15.2(c) shall, upon the written demand of any involved party delivered to the other party(ies) and the CPR, be finally resolved through binding arbitration in accordance with the then current CPR "Non-Administered Arbitration Rules" ("Arbitration Rules") and the procedures specified in this Section to the extent that they conflict with, modify or add to such Arbitration Rules. Any Dispute of any other party not finally resolved after negotiation and mediation pursuant to this Section may be made a part of the arbitration demanded by another party, provided that the written notice of demand for arbitration of that Dispute is received by the CPR before selection of an arbitrator by the CPR. Any demand for arbitration of a Dispute received by the CPR after the selection of the arbitrator must be resolved through a separate arbitration proceeding in accordance with this Section. Each party shall bear its own expenses with respect to arbitration and the parties shall share equally the fees and expenses of the CPR and the arbitrator. Unless otherwise mutually agreed by the parties in writing, the arbitration shall be conducted by one (1) neutral arbitrator. The arbitration shall be conducted in the State of New York at a site selected by the arbitrator that is reasonably convenient to the parties. The arbitrator shall be bound by and strictly enforce the terms of the Agreement and may not limit, expand, or otherwise modify the terms of this Agreement. The arbitrator shall make a good faith effort to apply applicable law, but an arbitration decision and award shall not be subject to review because of errors of law. The arbitrator shall have the sole authority to resolve issues of the arbitrability of any Dispute, including the applicability or running of any statute of limitation. The arbitrator shall not have power to award damages in connection with any Dispute in excess of actual compensatory damages or to award punitive damages and each party irrevocably waives any claim thereto. The arbitrator shall not have the power to order pre-hearing discovery of documents or the taking of depositions. The arbitrator may compel, to the extent provided by the FAA, attendance of witnesses and the production of documents at the hearing. The arbitrator's decision and award shall be made and delivered to the parties within six (6) months of selection of the arbitrator by the CPR and judgment on the award by the arbitrator may be entered by any court having jurisdiction thereof.

          (e) This Section shall be interpreted, governed by and enforced in accordance with the United States Arbitration Act, 9 U.S.C. Sections 1-14 (the "Federal Arbitration Act" or "FAA"). The laws of the State of New York, except those pertaining to choice of law, arbitration of disputes and those pertaining to the time limits for bringing an action that conflict with the terms of this Dispute Resolution provision, shall govern all other substantive matters pertaining to the interpretation and enforcement of the other terms of this Agreement with respect to any Dispute. Any party to a Dispute, which is the subject of a notice initiating the Dispute resolution procedures under this Section, may seek a temporary injunction in any state or federal court of competent jurisdiction to the limited extent necessary to preserve the status quo during the pendency of final resolution of a Dispute in accordance with this Section. If court proceedings to stay litigation of a Dispute or compel arbitration of a Dispute are necessary, the party who unsuccessfully opposes such proceedings shall pay all associated costs, expenses, and attorneys' fees that the other party reasonably incurs in connection with such court proceedings. An order to pay such costs, expenses and attorney fees shall become part of any decision and award of the arbitrator of the Dispute. An arbitrator appointed pursuant to Section 15.2(d) to resolve a Dispute may also issue such injunctive orders and shall have the power to modify or dissolve the injunctive order of any court to the extent it pertains to the Dispute which the arbitrator has been selected to finally resolve. The parties, their representatives, other participants, and the mediator and arbitrator shall hold the existence, content, and result of the mediation and arbitration of a Dispute in confidence except to the limited extent necessary to enforce a final settlement agreement or to obtain and secure enforcement of or a judgment on an arbitration decision and award.

          (f) The statute(s) of limitation applicable to any Dispute shall be tolled upon initiation of the Dispute resolution procedures under this Section and shall remain tolled until the Dispute is resolved by mediation or arbitration under this Section. Tolling shall cease if the aggrieved party with a Dispute does not initiate mediation within sixty (60) calendar days after good faith negotiations are terminated by any party and, after mediation of a Dispute, if the aggrieved party with a Dispute does not initiate a demand for arbitration within sixty (60) calendar days after mediation is terminated. However, any Dispute is forever barred that has not expressly been made the subject of the written notice required under Section 15.2(b) above within 365 days after the date the Party asserting the Dispute first knows or should have known of the existence of the acts or omissions that give rise to such Dispute.

          (g) Unless the parties mutually agree in writing, Disputes relating to trademarks (including service marks), patents and copyrights shall not be resolved in accordance with the Dispute resolution procedures set forth in this Section and shall be resolved as otherwise provided in this Agreement.

          (h) The parties hereto hereby irrevocably consents to the exclusive jurisdiction of the state or federal courts in the State of New York, and all state or federal courts competent to hear appeals therefrom, over any actions which may be commenced against any of them under or in connection with this Agreement. The parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which any of them may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute in the Southern District of New York and New York County. The parties hereto hereby agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto hereby consents to process being served by any party to this Agreement in any actions by the transmittal of a copy thereof in accordance with the provisions of Article 15.

                                  ARTICLE 16

                                 MISCELLANEOUS

          16.  Headings.  Headings to Articles and Sections of this Agreement
               --------
are to facilitate reference only, do not form part of this Agreement, and shall not in any way affect the interpretation hereof.

          16.  Waiver.  Failure on the part of Company to send any notice
               ------
provided for in this Agreement does not affect the obligations of Reseller under this Agreement. The waiver, express or implied, by either party of any rights hereunder or of any failure to perform or breach hereof by the other party shall not constitute or be deemed a waiver of any other right hereunder or any other failure to perform or breach hereof by the other party, whether of a similar or dissimilar nature.

          1.83 No Agency.  Neither party is authorized to act as an agent for,
               ---------
or legal representative of, the other party, nor shall either party have authority to assume or create any obligation on behalf of, in the name of, or that shall be binding upon, the other party. Reseller shall not represent itself as an agent of Company in any manner not specifically provided for herein. All sales by Reseller shall be in its own name and for its own account.

          1.84 Notices.  Except as otherwise provided in this Agreement, all
               -------
notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered (i) personally against receipt; (ii) by certified mail, return receipt requested; (iii) by an overnight courier service having a record of receipt; or (iv) by facsimile, with a confirming copy sent by one of the other three methods described in this sentence. Notices shall be addressed as follows:

          (1)  If to Company:

               Triton PCS Operating Company L.L.C.
               101 Lindenwood Drive, Suite 125
               Malvern, PA  19355
               Attention:  Mr. Michael E. Kalogris
                           Mr. Steven R. Skinner
               Phone:  (610) 651-5900
               FAX:  (610) 993-2683

               With a copy to:

               Kleinbard, Bell & Brecker LLP
               1900 Market Street, Suite 700
               Philadelphia, PA  19103
               Attention:  Howard J. Davis
               Phone:  (215) 568-2000
               FAX:  (215) 568-00140

          (2)  If to Reseller:

               AT&T Wireless Services, Inc.
               Attention:  Reseller Manager
               5000 Carillon Point
               Kirkland, WA 98033
               Phone:  (425) 827-4500
               Fax:  (425) 828-1380

               with a copy to:

               AT&T Wireless Services, Inc.
               Attention:  Legal Department
               5000 Carillon Point
               Kirkland, WA 98033
               Phone:  (425) 827-4500
               Fax:  (425) 828-1729

          Either party hereto may change its address by a notice given to the other party hereto in the manner set forth above. All notices shall be effective on receipt.

          1.85  Forms.  All notices and communications given by Reseller to
                -----
Company under this Agreement -- including orders, assignment requests, deactivation requests, suspension requests, feature modifications, fraud notices, etc. -- shall be submitted by Reseller on forms prescribed by Company. This Section does not apply to any notice of termination of the Agreement. Company may, at its option, approve the use of non-standard forms and may condition any such approval on payment of a reasonable charge for the handling of non-standard forms. A request to use a non-standard form will not be unreasonably denied.

          1.86  Severability.  Should any part of this Agreement for any reason
                ------------
be declared invalid by court order or by any regulatory agency, such order shall not affect the validity of any remaining portion, and the remaining portion of the Agreement shall continue in full force and effect, unless such order materially alters the nature of the obligations of either party hereto. In such event, this Agreement shall immediately terminate.

          1.87  Force Majeure.  Each party's performance under this Agreement
                -------------
shall be excused if such non-performance is due to labor difficulties, governmental orders, equipment failure, inability or delay in securing equipment, civil commotion, acts of nature, weather disturbances or adverse weather conditions, and other circumstances beyond the party's reasonable control.

          1.88  Merger/Entire Agreement.  With respect to the subject matter
                -----------------------
hereof, this Agreement, including the Schedules and Exhibits hereto, represents the entire agreement between the parties hereto and, except as expressly provided, shall not be affected by reference to any other documents. The attached Schedules (and the Exhibits thereto) are a material and integral part of this Agreement. The terms and conditions of this Agreement supersede any other agreements or understandings, including prior or contemporaneous representations of sales representatives or other Company personnel, whether oral or written. Notwithstanding the foregoing, if the parties have previously entered into a written agreement pursuant to which Reseller acquired Service from Company prior to the effectiveness of this Agreement, the provisions of such earlier agreement shall be terminated and superseded by the terms hereof, except to the extent that provisions thereof specifically survive termination and with respect to payment and other obligations incurred prior to the termination thereof.

          1.89  Counterparts.  This Agreement may be executed in one or more
                ------------
counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same instrument.

          1.90  Compliance With Laws.  Company and Reseller shall at all times
                --------------------
comply in all material respects with all laws, rules, and regulations applicable to the performance of this Agreement. If continued performance by Company or Reseller of one or more provisions under this Agreement would violate or be inconsistent with applicable law, including any judicial or regulatory decree binding on that party, then, that party will provide the other party with as much notice as is reasonable under the law or regulation and thereafter unless the parties mutually agree to continue performance of this Agreement without such provision(s), within thirty (30) days of such notice or such shorter time as required by the law or regulation, this Agreement shall terminate. Each of Company and Reseller shall be separately responsible for all required payments or fees applicable to its business (including provision of the Service to Customers or End Users, as applicable), including without limitation payments or fees required by the FCC, universal service provisions or NECA.

          1.91  Amendments.  In addition to Company's right to provide a renewal
                ----------
agreement as provided in Section 3 hereof, this Agreement (and/or the Schedules hereto) may be amended by mutual agreement of the parties. Reseller further acknowledges that, from time to time, Company may find it necessary to change or update certain procedures set forth in this Agreement in order to more efficiently conduct its business and provide Service to Reseller, including, without limitation, to reflect acquisitions or dispositions of Wireless Systems or the commencement of Service in additional geographical areas. Such changes or updates may be accomplished by Company providing thirty (30) days written notice to Reseller and Reseller consenting to such change within thirty (30) days of notice, such consent not to be unreasonably withheld. This Agreement shall be deemed automatically amended to the extent it is inconsistent with any tariff required to be filed by Company.

          1.92  The Reseller.  AT&T Wireless Services, Inc. may act on behalf of
                ------------
each and every Reseller for any purpose arising under this Agreement. If any of such entities shall cease to be affiliated with AT&T Wireless Services, Inc., or its successors in interest, this Agreement must be terminated or amended by such entity at such time as the affiliation shall cease, upon thirty (30) days written notice. Upon any such disaffiliation, Schedules 1 and 2 shall be amended accordingly. In addition, if any of such entities shall cease to be affiliated with AT&T Wireless Services, Inc., the minimum Number Block, if any, as may be required by Schedule 2 from time to time, shall be computed only with respect to the markets operated by Affiliates of AT&T Wireless Services, Inc. within the Areas in which Reseller continues to receive Service pursuant to this Agreement. If the disaffiliation of any entity shall result in Reseller's failure to comply with any of such provisions, Reseller shall be given thirty
(30) days within which to attain compliance and Reseller shall have the right to elect during such period to terminate this Agreement by giving thirty (30) days advance notice without being in breach hereof.

          1.93  Successors and Assigns.  This Agreement shall be binding upon,
                ----------------------
and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

          1.94  Preparation of Agreement.  This Agreement shall not subject to
                ------------------------
any rule of construction or interpretation based on which party was responsible for its preparation or drafting.

                                  ARTICLE 17

                           INDEPENDENT INVESTIGATION

          COMPANY AND RESELLER ACKNOWLEDGE THEY HAVE READ THIS AGREEMENT AND UNDERSTAND AND ACCEPT THE TERMS, CONDITIONS, AND COVENANTS CONTAINED HEREIN. RESELLER ACKNOWLEDGES AND UNDERSTANDS THAT COMPANY MAY AT ANY TIME ALSO BE ENGAGED DIRECTLY OR INDIRECTLY THROUGH OTHER DEALERS, OR OUTLETS OF ANY KIND, IN SOLICITING POTENTIAL CUSTOMERS FOR THE SERVICE OR OTHER SERVICES OR PRODUCTS OR FOR THE SALE, LEASE, INSTALLATION, REPAIR, OR SERVICING OF EQUIPMENT IN THE AREA. RESELLER ALSO ACKNOWLEDGES AND UNDERSTANDS THAT COMPANY MAY SELL THE SERVICE TO OTHERS WHO MAY RESELL IT. RESELLER HAS INDEPENDENTLY INVESTIGATED THE CELLULAR SERVICE OR EQUIPMENT SALE/LEASING BUSINESS AND THE PROFITABILITY (IF
ANY) AND RISKS THEREOF AND IS NOT RELYING ON ANY REPRESENTATION, GUARANTEE, OR STATEMENT OF COMPANY OTHER THAN AS SET FORTH IN THIS AGREEMENT.

          IN PARTICULAR, RESELLER ACKNOWLEDGES THAT COMPANY DOES NOT MAKE ANY REPRESENTATIONS, WARRANTIES OR COVENANTS REGARDING: (a) RESELLER'S PROSPECTS OR CHANCES FOR SUCCESS SELLING SERVICES UNDER THIS AGREEMENT; (b) THE TOTAL INVESTMENT THAT RESELLER MAY NEED TO MAKE TO OPERATE UNDER THIS AGREEMENT (COMPANY DOES NOT KNOW THE AMOUNT OF THE TOTAL INVESTMENT THAT MAY BE REQUIRED FOR THIS PURPOSE); OR (c) THAT THE COMPANY WILL LIMIT ITS EFFORTS TO SELL SERVICE OR ESTABLISH OTHER RESELLING CUSTOMERS IN THE AREA.

          RESELLER ALSO ACKNOWLEDGES THAT COMPANY DOES NOT MAKE ANY REPRESENTATIONS, WARRANTIES OR COVENANTS TO THE EFFECT THAT: (a) COMPANY WILL PROVIDE LOCATIONS OR ASSIST RESELLER TO FIND LOCATIONS TO PROMOTE THE SALE OF SERVICE UNDER THIS AGREEMENT; (b) COMPANY WILL PURCHASE ANY PRODUCTS MADE BY RESELLER THAT ARE IN ANY WAY ASSOCIATED WITH THE SERVICE SOLD BY RESELLER UNDER THIS AGREEMENT; (c) THE AMOUNT OF PROFITS, NET OR GROSS, THAT RESELLER CAN EXPECT FROM ITS OPERATIONS UNDER THIS AGREEMENT OR THAT RESELLER WILL DERIVE INCOME FROM THE SALE OF COMPANY'S SERVICES UNDER THIS AGREEMENT, OR COMPANY WILL REFUND ANY PAYMENTS MADE BY RESELLER TO COMPANY UNDER THIS AGREEMENT EXCEPT AS OTHERWISE PROVIDED HEREIN; OR (d) COMPANY WILL PROVIDE A SALES OR

MARKETING PROGRAM THAT WILL ENABLE RESELLER TO DERIVE INCOME UNDER THIS
AGREEMENT.

          RESELLER FURTHER ACKNOWLEDGES THAT, EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, COMPANY DOES NOT MAKE ANY REPRESENTATIONS, WARRANTIES OR COVENANTS REGARDING: (a) THE QUANTITY OR QUALITY OF SERVICE TO BE SOLD BY RESELLER; (b) THE PROVISION BY COMPANY TO RESELLER OF TRAINING AND MANAGEMENT ASSISTANCE; (c) THE SIZE (OTHER THAN THE GEOGRAPHIC AREA), CHOICE, POTENTIAL, OR DEMOGRAPHIC NATURE OF THE AREA IN WHICH COMPANY'S SERVICE IS AVAILABLE OR THE NUMBER OF OTHER DEALER OR RESELLING CUSTOMERS THAT ARE OR MAY IN THE FUTURE OPERATE IN THAT AREA; (d) THE TERMINATION, TRANSFER, OR RENEWAL PROVISIONS OF THIS AGREEMENT OTHER THAN AS SET FORTH IN THE AGREEMENT; OR (e) THE SPONSORSHIP OR PARTICIPATION OF A PRIMARY MARKETER OF TRADEMARKED PRODUCTS OR SERVICES IN RESELLER'S OPERATIONS UNDER THIS AGREEMENT OTHER THAN AS MAY BE SET FORTH IN THIS AGREEMENT.

          RESELLER ACKNOWLEDGES THAT IT UNDERSTANDS THAT IT WILL NOT OBTAIN ANY EXCLUSIVE RIGHTS UNDER THIS AGREEMENT, EITHER WITH RESPECT TO A TERRITORY OR OTHERWISE, AND UNDERSTANDS THAT COMPANY MAY APPOINT OTHER DEALERS OR RESELLERS IN THE AREA AFFECTED BY THIS AGREEMENT. RESELLER ALSO ACKNOWLEDGES THAT COMPANY CANNOT CALCULATE IN ADVANCE THE TOTAL AMOUNT THAT RESELLER MUST PAY TO COMPANY UNDER THIS AGREEMENT AS THAT AMOUNT DEPENDS ON THE QUANTITY OF SERVICE THAT RESELLER'S END USERS PURCHASE.

          COMPANY ACKNOWLEDGES THAT RESELLER MAY AT ANY TIME SOLICIT POTENTIAL CUSTOMERS FOR CELLULAR TELEPHONE SERVICE PROVIDED BY RESELLER DIRECTLY OR INDIRECTLY THROUGH BUSINESS RELATIONSHIPS WITH ENTITIES COMPETING WITH COMPANY.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

COMPANY:                                RESELLER:
TRITON PCS OPERATING                    dba AT&T Wireless Services
   COMPANY L.L.C.

                                        By__________________________
By__________________________              Name:_____________________

Name:_____________________      Title:______________________
Title:______________________

                                  SCHEDULE 1


--------------------------------------------------------------------------------
State                         Area                   Operating Entity/Licensee
--------------------------------------------------------------------------------

                                  SCHEDULE 1A
                           AREA DESIGNATION ADDENDUM


Reseller Area Designation. Reseller elects to provide Service to End Users in the following Areas by marking the box(es) opposite the name of each such Area.

--------------------------------------------------------------------------------
Area                                         Reseller Area Designation
--------------------------------------------------------------------------------

                                  SCHEDULE 2
                    Service Plan Rates, Terms & Conditions


Rates will vary depending upon the Rate Plan selected by Reseller for any Number. The following pages contain the Rate Plans and Billing Guidelines associated with each Home Area, as indicated below. Each Schedule 2 Exhibit contains a Schedule of Charges by Area.

                           SCHEDULE 2 - EXHIBIT ____

                          Effective ___________, 19__

             Schedule of Charges for Service and Service Features
                         and Order/Billing Information

                            for ______________Areas
                           set forth in Schedule 1A

1. Provisions Applicable to ALL Service Plans

       1.  Billing Guidelines for Calls.  Calls are billed in full minute
           ----------------------------
increments with partial minutes of use rounded up and billed as whole minutes. The length of calls is measured (i) for calls originated from the Wireless Telephone Unit, from the time the End User presses the "SEND" key or "YES" key, and ends when the Unit disconnects from the Company's facilities or when the End User presses the "END" or "NO" key if sooner; or (ii) for calls received by the Unit, from the time the Unit responds to a page and ends when the Unit disconnects from Company's facilities. When airtime is charged for feature use without radio airtime being used, measurement is based on switch access time.

       2.  Dropped Calls.  Calls may be "dropped" (i.e., involuntarily
           -------------
disconnected) for a variety of reasons, including atmospheric conditions, topography, weak batteries, system overcapacity, movement outside a Service area, and gaps in coverage within a Service area. Dropped calls will be billed as any other call. If Reseller's End Users have a problem with dropped calls, Reseller should call the Reseller coordinator. If Company believes a credit is appropriate, it may reduce the charges accordingly.

       3.  Details for Paper Bill.  The monthly paper bill provided to Reseller
           ----------------------
shall include the following information for each Number:

       1.  Total minutes of peak home airtime and related charges;

       2.  Total minutes of off-peak home airtime and related charges;

       3.  Long distance charges assessed by Company;

       4.  Roaming charges;

       5.  Access and feature charges; and

       6.  Other charges. The paper bill will also report the aggregate minutes
           -------------
of home airtime billed, peak and off-peak, as well as the total amount of the invoice.

       4.  Late Payment Fee.  Reseller shall be charged a fee of 1.5 % of the
           ----------------
account balance per monthly invoice that is not paid by the due date or the maximum allowed by law, whichever is less.

       5.  Minimum Numbers Required.  Company shall not be obligated to activate
           ------------------------
Numbers on the Service Plan selected by Reseller unless Reseller shall then have at least ten (10) Numbers active on such plan. Additional Number Block shall be provided under the terms of the Agreement on request of Reseller provided that any later Number Block is not less than five (5) Numbers.

2. Applicable to Reseller Rate Plan.


--------------------------------------------------------------------------------
Rate Plan Charges                  Description                        Cost

--------------------------------------------------------------------------------
Rate Plan Charges                  Description                        Cost

--------------------------------------------------------------------------------
Order Information                  Description                        Number

--------------------------------------------------------------------------------
Rate Plan Charges                  Description                        Cost


--------------------------------------------------------------------------------

       1.  Allocation of Charges Arising From Abuse or Fraudulent Use.
           ----------------------------------------------------------

       Unauthorized Access.  In the event of Abuse or Fraudulent Use (as defined
       -------------------
in Article XI, Section 11.1) to Service, except as otherwise provided in Section 11.4, Reseller shall be responsible for charges arising therefrom, but only to the following extent:

       0% of the normal charge with respect to Home Area airtime;

       0% of the normal charge with respect to roaming charges; and

       0% of the normal charge with respect to long distance charges and other special usage-based charges such as directory assistance.

       2.  Monthly Feature Charges.  Monthly feature charges will not be pro-
           -----------------------
rated, i.e., Reseller will be billed for the full monthly feature charge whenever that feature is activated for any portion of a billing cycle.

3. Provisions Applicable to All Service Plans other than Reseller Rate Plan.

       1.  Applicability.  These provisions apply to each Service Plan other
           -------------
than Reseller Rate Plan described in II above.  Except as provided below or in
Section I of this Schedule 2, the terms of each other Service Plan shall be governed by the applicable rate or features sheet.

       2.  Monthly Feature Charges.  Monthly feature charges will be prorated
           -----------------------
for any billing cycle during which the feature is activated or deactivated.

                       INITIAL SELECTION OF SERVICE PLAN

       The undersigned Reseller, having reviewed Schedule 2 to the Agreement Relating to the Resale of Cellular Service between Reseller and Company, and having independently analyzed the options available, has chosen the following Service Plan(s):

_____ Reseller Service Plan (Selection II of Schedule 2)

_____ Other (Specify name of Service Plan) __________________________________


Reseller:

_________________________________________
[Print Name of Reseller]

By:  ____________________________________
Its: ____________________________________
Date ____________________________________

                                  SCHEDULE 3
                         Initial Deposit Requirements
                                    WAIVED

                                  SCHEDULE 4
                           REMOTE ACCESS PROCEDURES

                                  SCHEDULE 5
                         Optional Election by Reseller
                   for Advance Notice of Unauthorized Access


       The undersigned Reseller hereby directs Company to only deactivate Service after receiving permission from Reseller if (i) a "collision report" shows that a Number or range of Numbers assigned to the undersigned has been the subject of use, or is suspected of being used, for Unauthorized Access, or (ii) there is a deviation from the profiled usage of such Number or range of Numbers using Company's then existing proprietary criteria, or (ii) there is any other reasonable suspicion of Unauthorized Access.

       Reseller understands and agrees that Reseller has full liability for all charges, costs or liabilities resulting from any Unauthorized Access until four
(4) hours after Reseller notifies Company that Reseller permits deactivation of the Numbers suspected of being used for Unauthorized Access. Reseller further agrees that Company will assume no responsibility for the deactivation of Numbers which are later shown not to have been the subject of Unauthorized Access, and that Company will not be responsible for charges incurred before the Number or Numbers are deactivated.


                                       _________________________________________
                                       Reseller Name

                                       By: _____________________________________
                                         Authorized Representative
                                       Date:____________________________________

                                  SCHEDULE 6
                           ROAMING CHARGES AGREEMENT

                                                                       EXHIBIT D


================================================================================




                           TRITON PCS HOLDINGS, INC.




                             AMENDED AND RESTATED
                                    BYLAWS




                         Adopted as of February 4, 1998




================================================================================

                          AMENDED AND RESTATED BYLAWS

                           TRITON PCS HOLDINGS, INC.


                                  ARTICLE 1.

                                 STOCKHOLDERS

          1.1  Annual Meeting.  The annual meeting of the stockholders of the
               --------------
Corporation for the election of directors and for the transaction of such other business as may properly come before such meeting shall be held at such place, either within or without the State of Delaware, at 9:00 A.M. on the second Wednesday of each April of each year (or, if such day is a legal holiday, then on the next succeeding business day), or at such other date and hour, as may be fixed from time to time by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting.

          1.2  Special Meetings.  Special meetings of the stockholders may be
               ----------------
called at any time by the Chairman of the Board (or, in the event of his absence or disability, by the President), or by the Board of Directors. A special meeting shall be called by the Chairman of the Board (or, in the event of his absence or disability, by the President), or by the Secretary, immediately upon receipt of a written request therefor by stockholders holding in the aggregate not less than 10% of the outstanding shares of the Corporation at the time entitled to vote at any meeting of the stockholders. If such officers or the Board of Directors shall fail to call such meeting within 20 days after receipt of such request, any stockholder executing such request may call such meeting. Any such special meeting of the stockholders shall be held at such place, within or without the State of Delaware, as shall be specified in the notice or waiver of notice thereof.

          1.3  Notice of Meetings; Waiver.  The Secretary or any Assistant
               --------------------------
Secretary shall cause written notice of the place, date and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than ten nor more than 60 days before the date of the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the record of stockholders of the Corporation, or, if he shall have filed with the Secretary a written request that notices to him be mailed to some other address, then directed to him at such other address. Such further notice shall be given as may be required by law.

          Whenever notice is required to be given to stockholders hereunder, a written waiver, signed by a stockholder, whether before or after the time stated therein, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          1.4  Quorum.  Except as otherwise required by law or by the
               ------
Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting.

          1.5  Voting.  If, pursuant to Section 5.5 of these Bylaws, a record
               ------
date has been fixed, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share outstanding in his name on the books of the Corporation at the close of business on such record date. If no record date has been fixed, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law or by the Certificate of Incorporation, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting.

          1.6  Voting by Ballot.  No vote of the stockholders need be taken by
               ----------------
written ballot or conducted by inspectors of election, unless otherwise required by law. Any vote which need not be taken by ballot may be conducted in any manner approved by the meeting.

          1.7  Adjournment.  If a quorum is not present at any meeting of the
               -----------
stockholders, the stockholders present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.5 of these Bylaws, a notice of the adjourned meeting, conforming to the requirements of Section 1.3 hereof, shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting.

          1.8  Proxies.  Any stockholder entitled to vote at any meeting of the
               -------
stockholders or to express consent to or dissent from corporate action without a meeting may, by a written instrument signed by such stockholder or his attorney-in-fact, authorize another person or persons to vote at any such meeting and express such consent or dissent for him by proxy. No such proxy shall be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary.

          1.9  Organization; Procedure.  At every meeting of stockholders the
               -----------------------
presiding officer shall be the Chairman of the Board or, in the event of his absence or disability, the President or, in the event of his absence or disability, a presiding officer chosen by a majority of the stockholders present in person or by proxy. The Secretary, or in the event of his absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as Secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by such presiding officer.

          1.1  Consent of Stockholders in Lieu of Meeting.  To the fullest
               ------------------------------------------
extent permitted by law, whenever the vote of the stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, such action may be taken without a meeting, without prior notice and without a vote of stockholders, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted shall consent in writing to such corporate action being taken. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not so consented in writing.


                                  ARTICLE 2.

                              BOARD OF DIRECTORS

          2.1  General Powers.  Except as may otherwise be provided by law, by
               --------------
the Certificate of Incorporation or by these Bylaws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation.

          2.2  Number and Term of Office.  The number of Directors constituting
               -------------------------
the entire Board of Directors shall be seven, which number may be modified from time to time by resolution of the Board of Directors, but in no event shall the number of Directors be less than one. Each Director (whenever elected) shall hold office until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.

          2.3  Election of Directors.  Except as otherwise provided in Sections
               ---------------------
2.12 and 2.13 of these Bylaws, the Directors shall be elected at each annual meeting of the stockholders. If the annual meeting for the election of Directors is not held on the date designated therefor, the

Directors shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be elected by a plurality of the votes validly cast in such election.

          2.4  Annual and Regular Meetings.  The annual meeting of the Board of
               ---------------------------
Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meetings. Notice of regular meetings need not be given, provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telegram, facsimile or cable, to each Director who shall not have been present at the meeting at which such action was taken, addressed to him at his usual place of business, or shall be delivered to him personally. Notice of such action need not be given to any Director who attends the first regular meeting after such action is taken without protesting the lack of notice to him, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting.

          2.5  Special Meetings; Notice.  Special meetings of the Board of
               ------------------------
Directors shall be held whenever called by the Chairman of the Board or, in the event of his absence or disability, by the President, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on 24 hours' notice, if notice is given to each Director personally or by telephone or facsimile, or on five days' notice, if notice is mailed to each Director, addressed to him at his usual place of business. Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat.

          2.6  Quorum; Voting.  At all meetings of the Board of Directors, the
               --------------
presence of a majority of the total authorized number of Directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

          2.7  Adjournment.  A majority of the Directors present, whether or not
               -----------
a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.5 shall be given to each Director.

          2.8  Action Without a Meeting.  Any action required or permitted to be
               ------------------------
taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors.

          2.9  Regulations; Manner of Acting.  To the extent consistent with
               -----------------------------
applicable law, the Certificate of Incorporation and these Bylaws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The Directors shall act only as a Board, and the individual Directors shall have no power as such.

          2.10 Action by Telephonic Communications.  Members of the Board of
               -----------------------------------
Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

          2.11 Resignation.  Any Director may resign at any time by delivering a
               -----------
written notice of resignation, signed by such Director, to the Chairman of the Board, the President or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

          2.12 Removal of Directors.  Any Director may be removed at any time,
               --------------------
either for or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote for the election of such Director, cast at a special meeting of stockholders called for that purpose. Any vacancy in the Board of Directors caused by any such removal may be filled at such meeting by the stockholders entitled to vote for the election of the Director so removed. If such stockholders do not fill such vacancy at such meeting (or in the written instrument effecting such removal, if such removal was effected by consent without a meeting), such vacancy may be filled in the manner provided in Section 2.13 of these Bylaws.

          2.13 Vacancies and Newly Created Directorships.  If any vacancies
               -----------------------------------------
shall occur in the Board of Directors, by reason of death, resignation, removal or otherwise, or if the authorized number of Directors shall be increased, the Directors then in office shall continue to act, and such vacancies and newly created directorships may be filled by a majority of the Directors then in office, although less than a quorum. A Director elected to fill a vacancy or a newly created directorship shall hold office until his successor has been elected and qualified or until his earlier death, resignation or removal. Any such vacancy or newly created directorship may also be filled at any time by vote of the stockholders.

          2.14 Compensation.  The amount, if any, which each Director shall be
               ------------
entitled to receive as compensation for his services as such shall be fixed from time to time by resolution of the Board of Directors.

          2.15 Reliance on Accounts and Reports, etc.   A member of the Board of
               --------------------------------------
Directors, or a member of any Committee designated by the Board of Directors, shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or Committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including without limitation independent certified public accountants and appraisers.


                                  ARTICLE 3.

                   EXECUTIVE COMMITTEE AND OTHER COMMITTEES

          3.1  How Constituted.  The Board of Directors may designate one or
               ---------------
more Committees, including an Executive Committee, each such Committee to consist of such number of Directors as from time to time may be fixed by the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any such Committee, who may replace any absent or disqualified member or members at any meeting of such Committee. In addition, unless the Board of Directors has so designated an alternate member of such Committee, in the absence or disqualification of a member of such Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Thereafter, members (and alternate members, if any) of each such Committee may be designated at the annual meeting of the Board of Directors. Any such Committee may be abolished or redesignated from time to time by the Board of Directors. Each member (and each alternate member) of any such Committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his successor shall have been designated or until he shall cease to be a Director, or until his earlier death, resignation or removal.

          3.2  Powers.  During the intervals between the meetings of the Board
               ------
of Directors, the Executive Committee, if created by the Board of Directors, and except as otherwise provided in this section, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation, including the power to declare dividends and to authorize the issuance of stock. Each such other Committee shall have and may exercise such powers of the Board of Directors as may be provided by resolution of the Board, provided, that neither the Executive Committee nor any such other Committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the General Corporation Law to be submitted to stockholders for approval or (ii) adopt, amend or repeal any of these Bylaws.
The Executive Committee shall have, and any such other Committee may be granted by the Board of Directors, power to authorize the seal of the Corporation to be affixed to any or all papers which may require it.

          3.3  Quorum; Voting.  Except as may be otherwise provided in the
               --------------
resolution creating such Committee, at all meetings of any Committee the presence of members (or alternate members) constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of such Committee.

          3.4  Action without a Meeting.  Any action required or permitted to be
               ------------------------
taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee.

          3.5  Regulations; Manner of Acting.  Each such Committee may fix its
               -----------------------------
own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceeding. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such.

          3.6  Action by Telephonic Communications.  Members of any Committee
               -----------------------------------
designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

          3.7  Resignation.  Any member (and any alternate member) of any
               -----------
Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman of the Board or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery.

          3.8  Removal.  Any member (any alternate member) of any Committee may
               -------
be removed at any time, with or without cause, by resolution adopted by a majority of the whole Board of Directors.

          3.9  Vacancies.  If any vacancy shall occur in any Committee, by
               ---------
reason of death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors or the remaining members of the Committee as provided in Section 3.1 hereof.

                                  ARTICLE 4.

                                  OFFICERS

          4.1  Titles.  The officers of the Corporation shall be chosen by the
               ------
Board of Directors and shall be a Chairman of the Board, the President, one or more Vice Presidents, a Secretary and a Treasurer. The Board of Directors also may elect one or more Assistant Secretaries and Assistant Treasurers in such numbers as the Board of Directors may determine, and shall also elect a Chairman of the Board. Any number of offices may be held by the same person. No officer need be a Director of the Corporation.

          4.2  Election.  Unless otherwise determined by the Board of Directors,
               --------
the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board of Directors. Each officer shall hold office until his successor has been elected and qualified, or until his earlier death, resignation or removal.

          4.3  Salaries.  The salaries of all officers of the Corporation shall
               --------
be fixed by the Board of Directors.

          4.4  Removal and Resignation; Vacancies.  Any officer may be removed
               ----------------------------------
with or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors or the Chairman of the Board. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors.

          4.5  Authority and Duties.  The officers of the Corporation shall have
               --------------------
such authority and shall exercise such powers and perform such duties as may be specified in these Bylaws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law.

          4.6  The Chairman of the Board.  The Chairman of the Board shall
               -------------------------
preside at all meetings of the stockholders and directors, shall be the chief executive officer of the Corporation and, together with the President and subject to the directions of the Board of Directors, shall have general control and supervision of the business and operations of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall manage and administer the Corporation's business and affairs and shall also perform all duties and exercise all powers usually pertaining to the office of a Chairman of the Board of a corporation.

He shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation and, together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corporation is affixed. He shall have the authority to cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corpor ation may require, to fix their compensation, and to remove or suspend any employee or agent elected or appointed by the Chairman of the Board, the President or the Board of Directors. The Chairman of the Board shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          4.7  The President.  The President shall be the chief operating
               -------------
officer of the Corporation and, together with the Chairman of the Board and subject to the directions of the Board of Directors, shall have general control and supervision of the policies and operations of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. In the absence of the Chairman of the Board, the President shall preside at all meetings of the stockholders and directors. He shall manage and administer the Corporation's business and affairs and shall also perform all duties and exercise all powers usually pertaining to the office of a chief operating officer of a corporation. He shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation and, together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corporation is affixed. He shall have the authority to cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation, and to remove or suspend any employee or agent elected or appointed by the Chairman of the Board, the President or the Board of Directors. The President shall perform such other duties and have such other powers as the Chairman of the Board or the Board of Directors may from time to time prescribe.

          4.8  The Vice Presidents.  Each Vice President shall perform such
               -------------------
duties and exercise such powers as may be assigned to him from time to time by the President. In the absence of the President, the duties of the President shall be performed and his powers may be exercised by such Vice President as shall be designated by the President, or failing such designation, such duties shall be performed and such powers may be exercised by each Vice President in the order of their election to that office; subject in any case to review and superseding action by the President.

          4.9  The Secretary.  The Secretary shall have the following powers and
               -------------
duties:

          (a) He shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

          (b) He shall cause all notices to be duly given in accordance with the provisions of these Bylaws and as required by law.

          (c) Whenever any Committee shall be appointed pursuant to a resolution of the Board of Directors, he shall furnish a copy of such resolution to the members of such Committee.

          (d) He shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these Bylaws, and when so affixed he may attest to same.

          (e) He shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Certificate of Incorporation or these Bylaws.

          (f) He shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

          (g) He shall sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

          (h) He shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these Bylaws or as may be assigned to him from time to time by the Board of Directors or the President.

          4.10 The Treasurer.  The Treasurer shall have the following powers and
               -------------
duties:

          (a) He shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and shall keep or cause to be kept full and accurate records of all receipts of the Corporation.

          (b) He shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be selected in accordance with Section 8.5 of these Bylaws.

          (c) He shall cause moneys of the Corporation to be disbursed by checks or drafts (signed as provided in Section 8.6 of these Bylaws) upon the authorized depositories of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed.

          (d) He shall render to the Board of Directors or the President, whenever requested, a statement of the financial condition of the Corporation and of all his transactions as Treasurer, and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

          (e) He shall be empowered from time to time to require from all officers or agents of the Corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation.

          (f) He may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board of Directors.

          (g) He shall perform, in general, all duties incident to the office of treasurer and such other duties as may be specified in these Bylaws or as may be assigned to him from time to time by the Board of Directors, or the President.

          4.11 Additional Officers.  The Board of Directors may appoint such
               -------------------
other officers and agents as it my deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by him, with or without cause.

          4.12 Security.  The Board of Directors may direct that the Corporation
               --------
secure the fidelity of any or all of its officers or agents by bond or otherwise.


                                  ARTICLE 5.

                                CAPITAL STOCK

          5.1  Certificates of Stock, Uncertificated Shares.  The shares of the
               --------------------------------------------
Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until each certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation, by the Chairman of the Board, President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an

Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these Bylaws.

          5.2  Signatures; Facsimile.  All of such signatures on the certificate
               ---------------------
may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

          5.3  Lost, Stolen or Destroyed Certificates.  The Secretary of the
               --------------------------------------
Corporation may cause a new certificate of stock or uncertificated shares in place of any certificate therefor issued by the Corporation, alleged to have been lost, stolen or destroyed, upon delivery to the Secretary of an affidavit of the owner or owners of such certificate, or his or their legal representative setting forth such allegation. The Secretary may require the owner or owners of such lost, stolen or destroyed certificate, or his or their legal representative, to give the Corporation a bond suf ficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

          5.4  Transfer of Stock.  Upon surrender to the Corporation or the
               -----------------
transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Section 151, 156, 202(a) or 218(a) of the General Corporation Law. Subject to the provisions of the Certificate of Incorporation and these Bylaws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

          5.5  Record Date.  In order to determine the stockholders entitled to
               -----------
notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than ten days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stock holders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          5.6  Registered Stockholders.  Prior to due surrender of a certificate
               -----------------------
for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interest. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

          5.7  Transfer Agent and Registrar.  The Board of Directors may appoint
               ----------------------------
one or more transfer agents and registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.


                                  ARTICLE 6.

                               INDEMNIFICATION

          6.1  Indemnification.  The Corporation shall, to the fullest extent
               ---------------
permitted by applicable law from time to time in effect, indemnify any and all persons who may serve or who have served at any time as Directors or officers of the Corporation, or who at the request of the Corporation may serve or at any time have served as Directors or officers of another corporation (including subsidiaries of the Corporation) or of any partnership, joint venture, trust or other enterprise, from and against any and all of the expenses, liabilities or other matters referred to in or covered by said law. Such indemnification shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Corporation may also indemnify any and all other persons whom it shall have power to indemnify under any applicable law from time to time in effect to the extent authorized by the Board of Directors and permitted by such law. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any person may be entitled under any provision of the Certificate of Incorporation, other Bylaw, agreement, vote of stockholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

          6.2  Definition.  For purposes of this Article, the term "Corporation"
               ----------
shall include constituent corporations referred to in Subsection (h) of Section 145 of the General Corporation Law (or any similar provision of applicable law at the time in effect).

                                  ARTICLE 7.

                                   OFFICES

          7.1  Registered Office.  The registered office of the Corporation in
               -----------------
the State of Delaware shall be located at [Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the Corporation's registered agent shall be The Corporation Trust Company.]

          7.2  Other Offices.  The Corporation may maintain offices or places of
               -------------
business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.


                                  ARTICLE 8.

                              GENERAL PROVISIONS

          8.1  Dividends.  Subject to any applicable provisions of law and the
               ---------
Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation.

          8.2  Reserves.  There may be set aside out of any funds of the
               --------
Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve.

          8.3  Execution of Instruments.  The Chairman of the Board, the
               ------------------------
President, any Vice President, the Secretary or the Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors, the Chairman of the Board, or the President may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

          8.4  Corporate Indebtedness.  No loan shall be contracted on behalf of
               ----------------------
the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors shall authorize. When so authorized by the Board of Directors, any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of any interest thereon, by instruments executed and delivered in the name of the Corporation.

          8.5  Deposits.  Any funds of the Corporation may be deposited from
               --------
time to time in such banks, trust companies or other depositaries as may be determined by the Board of Directors or the President, or by such officers or agents as may be authorized by the Board of Directors, the Chairman of the Board or the President to make such determination.

          8.6  Checks.  All checks or demands for money and notes of the
               ------
Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board of Directors, the Chairman of the Board, or the President from time to time may determine.

          8.7  Sale, Transfer, etc. of Securities.  To the extent authorized by
               ----------------------------------
the Board of Directors, the Chairman of the Board, or by the President, any Vice President, the Secretary or the Treasurer, or any other officers designated by the Board of Directors, the Chairman of the Board, or the President may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

          8.8  Voting as Stockholder.  Unless otherwise determined by resolution
               ---------------------
of the Board of Directors, the Chairman of the Board, the President or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

          8.9  Fiscal Year.  The fiscal year of the Corporation shall commence
               -----------
on the first day of January of each year (except for the Corporation's first fiscal year which shall commence on the date of incorporation) and shall end in each case on December 31.

          8.10  Seal.  The seal of the Corporation shall be circular in form and
                ----
shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware". The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

          8.11  Books and Records.  Except to the extent otherwise required by
               -----------------
law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.

                                  ARTICLE 9.

                              AMENDMENT OF BYLAWS

          9.1  Amendment.  These Bylaws may be amended, altered or repealed:
               ---------

          (a) by resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; or

          (b) at any regular or special meeting of the stockholders if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting.


                                  ARTICLE 10.

                                 CONSTRUCTION

          10.1 Construction.  In the event of any conflict between the
               ------------
provisions of these Bylaws as in effect from time to time and the provisions of the Certificate of Incorporation as in effect from time to time, the provisions of the Certificate of Incorporation shall be controlling.

                               TABLE OF CONTENTS
                               -----------------

                                                                        PAGE
                                                                        ----
                           ARTICLE 1.  STOCKHOLDERS

1.1   Annual Meeting                                                     2
1.2   Special Meetings                                                   2
1.3   Notice of Meetings; Waiver                                         2
1.4   Quorum                                                             3
1.5   Voting                                                             3
1.6   Voting by Ballot                                                   3
1.7   Adjournment                                                        3
1.8   Proxies                                                            3
1.9   Organization; Procedure                                            4
1.10  Consent of Stockholders in Lieu of Meeting                         4

                        ARTICLE 2.  BOARD OF DIRECTORS

2.1   General Powers                                                     4
2.2   Number and Term of Office                                          4
2.3   Election of Directors                                              4
2.4   Annual and Regular Meetings                                        5
2.5   Special Meetings; Notice                                           5
2.6   Quorum; Voting                                                     5
2.7   Adjournment                                                        5
2.8   Action Without a Meeting                                           5
2.9   Regulations; Manner of Acting                                      6
2.10  Action by Telephonic Communications                                6
2.11  Resignation                                                        6
2.12  Removal of Directors                                               6
2.13  Vacancies and Newly Created Directorships                          6
2.14  Compensation                                                       6
2.15  Reliance on Accounts and Reports, etc                              7

             ARTICLE 3.  EXECUTIVE COMMITTEE AND OTHER COMMITTEES

3.1   How Constituted                                                    7
3.2   Powers                                                             7
3.3   Quorum; Voting                                                     8
3.4   Action without a Meeting.                                          8
3.5   Regulations; Manner of Acting                                      8
3.6   Action by Telephonic Communications                                8
3.7   Resignation                                                        8
3.8   Removal                                                            8
3.9   Vacancies                                                          8

                                                                        PAGE
                                                                        ----
                             ARTICLE 4.  OFFICERS

4.1   Titles                                                             9
4.2   Election                                                           9
4.3   Salaries                                                           9
4.4   Removal and Resignation; Vacancies                                 9
4.5   Authority and Duties                                               9
4.6   The Chairman of the Board                                          9
4.7   The President                                                     10
4.8   The Vice Presidents                                               10
4.9   The Secretary                                                     10
4.10  The Treasurer                                                     11
4.11  Additional Officers                                               12
4.12  Security                                                          12

                           ARTICLE 5.  CAPITAL STOCK

5.1   Certificates of Stock, Uncertificated Shares                      12
5.2   Signatures; Facsimile                                             13
5.3   Lost, Stolen or Destroyed Certificates                            13
5.4   Transfer of Stock                                                 13
5.5   Record Date                                                       13
5.6   Registered Stockholders                                           13
5.7   Transfer Agent and Registrar                                      14

                          ARTICLE 6.  INDEMNIFICATION

6.1   Indemnification                                                   14
6.2   Definition                                                        14

                              ARTICLE 7.  OFFICES

7.1   Registered Office                                                 15
7.2   Other Offices                                                     15

                        ARTICLE 8.  GENERAL PROVISIONS

8.1   Dividends                                                         15
8.2   Reserves                                                          15
8.3   Execution of Instruments                                          15
8.4   Corporate Indebtedness                                            15
8.5   Deposits                                                          16
8.6   Checks                                                            16
8.7   Sale, Transfer, etc. of Securities                                16
8.8   Voting as Stockholder                                             16
8.9   Fiscal Year                                                       16
8.10  Seal                                                              16
8.11  Books and Records                                                 16

                                                                        PAGE
                                                                        ----
                        ARTICLE 9.  AMENDMENT OF BYLAWS

9.1   Amendment                                                          17

                           ARTICLE 10.  CONSTRUCTION

10.1  Construction                                                       17

                                                                       EXHIBIT E


                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           TRITON PCS HOLDINGS, INC.


          Triton PCS Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

          FIRST: The name of the corporation is Triton PCS Holdings, Inc. (the "Corporation"). The original Certificate of Incorporation of the Corporation
 -----------
was filed with the Secretary of State of the State of Delaware on October 1, 1997 under the name "Triton PCS, Inc." A Certificate of Amendment of Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on January 6, 1998 changing the name of the Corporation to "Triton PCS Holdings, Inc."

          SECOND: This Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

          THIRD: This Restated Certificate of Incorporation restates, integrates and amends the provisions of the Corporation's Restated Certificate of Incorporation, as follows:

                                   ARTICLE I

          The name of the Corporation shall be Triton PCS Holdings, Inc.

                                   ARTICLE II

          The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

          The purpose of the Corporation is to engage in, carry on and conduct any lawful act or activity for which corporations may be organized under the General

Corporation Law of the State of Delaware (the "GCL").
                                               ---

                                   ARTICLE IV

          4.1  Classes of Stock.  The total number of shares of all classes of
               ----------------
stock which the Corporation shall have authority to issue is 15,500,000, consisting of (a) 5,500,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"), including 1,000,000 shares designated "Series A
      ---------------
Convertible Preferred Stock" (the "Series A Preferred Stock"), 2,000,000 shares
                                   ------------------------
designated "Series B Preferred Stock" (the "Series B Preferred Stock"),
                                            ------------------------
2,000,000 shares designated "Series C Convertible Preferred Stock" (the "Series
                                                                         ------
C Preferred Stock") and 500,000 shares designated "Series D Convertible
-----------------
Preferred Stock" (the "Series D Preferred Stock") and (b) 10,000,000 shares of
                       ------------------------
common stock, par value $0.01 per share (the "Common Stock").  (Capitalized
                                              ------------
terms used herein and not otherwise defined shall have the meanings set forth in
Section 4.10.)

          4.2  Additional Series of Preferred Stock.
               ------------------------------------

          (a) Subject to approval by holders of shares of any class or series of Preferred Stock to the extent such approval is required by its terms, the Board of Directors of the Corporation (the "Board of Directors") is hereby
                                            ------------------
expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock in addition to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolutions, the following provisions of the shares thereof:

               (i) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

               (ii) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

               (iii) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

               (iv) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

               (v) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

               (vi) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

               (vii) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

               (viii) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

               (ix) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

               (x) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

          (b) The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

          (c) Shares of Preferred Stock of any series that have been redeemed (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted into or exchanged for any other security shall have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

          (d) Subject to the provisions of this Restated Certificate of Incorporation and except as otherwise provided by law, the stock of the Corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.

          4.3  Powers, Preferences and Rights of the Series A Preferred Stock.
               --------------------------------------------------------------
The powers, preferences and rights of the Series A Preferred Stock and the qualifications, limitations and restrictions thereof are as follows:

          (a)  Ranking.  The Series A Preferred Stock shall, with respect to
               -------
dividend rights and rights on liquidation, dissolution or winding up, rank on a parity with the Series B Preferred Stock, and rank senior to Junior Stock.

          (b)  Dividends and Distributions.
               ---------------------------

               (i)  Dividends. The holders of shares of Series A Preferred Stock
                    ---------
     shall be entitled to receive, as and when declared by the Board of Directors, out of funds legally available therefor, dividends on each outstanding share of Series A Preferred Stock, at an annual rate per share equal to 10% of the Accreted Value, calculated on the basis of a 360-day year consisting of twelve 30-day months. Dividends shall be paid quarterly in arrears on the Dividend Payment Date commencing March 31, 1998 in the manner provided in paragraph (iii) below.

               (ii)  Accrued Dividends; Record Date.  Dividends payable pursuant
                     ------------------------------
     to paragraph (i) above shall begin to accrue and be cumulative from the date on which shares of Series A Preferred Stock are issued, and shall begin to accrue on a daily basis, in each case whether or not earned or declared. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of the dividends payable pursuant to paragraph (i) above, which record date shall not be more than 60 days prior to the Dividend Payment Date.

               (iii)  Payment.  All dividends shall be payable in cash.  Until
                      -------
     the 42nd Dividend Payment Date, the Corporation shall have the option to defer payment of dividends on Series A Preferred Stock. Any dividend payments so deferred shall be payable on and not earlier than the 42nd Dividend Payment Date.

               (iv)  Dividends Pro Rata.  All dividends paid with respect to
                     ------------------
     shares of Series A Preferred Stock pursuant to this Section 4.3(b) shall be paid pro rata to the holders entitled thereto. In the event that the funds legally available therefor shall be insufficient for the payment of the entire amount of cash dividends payable at any Dividend Payment Date, subject to Section 4.3(c), such funds shall be allocated for the payment of dividends with respect to the shares of Series A Preferred Stock and Series B Preferred Stock pro rata based upon the Liquidation Preference of the outstanding shares.

          (c)  Certain Restrictions.
               --------------------

               (i)  Notwithstanding the provisions of Sections 4.3(b), (e) and
     (f), cash dividends on the Series A Preferred Stock may not be declared, paid or set apart for payment, nor may the Corporation redeem, purchase or otherwise acquire any shares of Series A Preferred Stock, if (A) the Corporation is not solvent or would be rendered insolvent thereby or (B) at such time the terms and provisions of any law or agreement of the Corporation, including any agreement relating to its indebtedness, specifically prohibit such declaration, payment or setting apart for payment or such redemption, purchase or other acquisition, or provide that such declaration, payment or setting apart for payment or such redemption, purchase or other acquisition would constitute a violation or breach thereof or a default thereunder.

               (ii) So long as shares of Series A Preferred Stock are outstanding or dividends payable on shares of Series A Preferred Stock have not been paid in full in cash, then the Corporation shall not declare or pay cash dividends on, or redeem, purchase or otherwise acquire for consideration, any shares of Common Stock or other shares of Junior Stock, except with the prior written consent of holders of a majority of the outstanding shares of Series A Preferred Stock, except that the Corporation may acquire, in accordance with the terms of any agreement between the Corporation and its employees, shares of Common Stock or Preferred Stock at a price not greater than the Market Price as of such date.

               (iii) The Corporation shall not permit any Subsidiary of the Corporation, or cause any other Person, to make any distribution with respect to, or purchase or otherwise acquire for consideration, any shares of capital stock of the Corporation, unless the Corporation could, pursuant to paragraph (ii) above, make such distribution or purchase or otherwise acquire such shares at such time and in such manner.

          (d)  Voting Rights; Election of Director.
               -----------------------------------

               (i) The holders of shares of Series A Preferred Stock shall not have any right to vote on any matters to be voted on by the stockholders of the Corporation, except as otherwise provided in paragraphs (ii) and (iii) below or as provided by law, and the shares of Series A Preferred Stock shall not be included in determining the number of shares voting or entitled to vote on any such matters (other than the matters described in paragraphs (ii) and (iii) below or as otherwise required by law).

               (ii) Unless the consent or approval of a greater number of shares shall then be required by law, the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock in person or by proxy, at each special and annual meeting of stockholders called for the purpose, or by written consent, shall be necessary to (A) authorize, increase the authorized number of shares of or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of any class or classes of Senior Stock or Parity Stock or any additional shares of Series A Preferred Stock, (B) authorize, adopt or approve each amendment to this Restated Certificate of Incorporation that would increase or decrease the par value of the shares of Series A Preferred Stock, alter or change the powers, preferences or rights of the shares of Series A Preferred Stock or alter or change the powers, preferences or rights of any other capital stock of the Corporation if after such alteration or change such capital stock would be Senior Stock or Parity Stock, (C) amend, alter or repeal any provision of this Restated Certificate of Incorporation so as to affect the shares of Series A Preferred Stock adversely, or (D) authorize or issue any security convertible into, exchangeable for or evidencing the right to purchase or otherwise receive any shares of any class or classes of Senior Stock or Parity Stock.

               (iii) So long as the Initial Holder owns at least two-thirds (2/3) of the number of shares of Series A Preferred Stock owned by it on the date hereof, holders of shares of Series A Preferred Stock shall have the exclusive right, voting separately as a single class, to elect one director of the Corporation. The foregoing right to elect one director may be exercised at any annual meeting of stockholders or a special meeting of stockholders or holders of Series A Preferred Stock held for such purpose or any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of a majority of the issued and outstanding shares of Series A Preferred Stock. Notwithstanding the foregoing, the Initial Holder shall have the right, exercisable at any time by written notice delivered to the Secretary of the Corporation, to surrender and cancel irrevocably such right to elect one director of the Corporation.

          (e)  Redemption at Option of the Corporation.  The Corporation shall
               ---------------------------------------
have the right to redeem shares of Series A Preferred Stock pursuant to the following provisions:

               (i) The Corporation shall not have any right to redeem shares of the Series A Preferred Stock prior to, February 4, 2008. Thereafter, subject to the restrictions in Section 4.3(c)(i), the Corporation shall have the right, at its sole option and election, to redeem the shares of the Series A Preferred Stock, in whole but not in part, at any time at a redemption price (the "Series A Redemption Price") per share equal to the
                            -------------------------
     Accreted Value as of the redemption date;

               (ii) Notice of any redemption of the Series A Preferred Stock shall be mailed at least ten, but not more than sixty, days prior to the date fixed for redemption to each holder of Series A Preferred Stock to be redeemed, at such holder's address as it appears on the books of the Corporation. In order to facilitate the redemption of the Series A Preferred Stock, the Board of Directors may fix a record date for the determination of holders of Series A Preferred Stock to be redeemed, or may cause the transfer books of the Corporation to be closed for the transfer of the Series A Preferred Stock, not more than sixty days prior to the date fixed for such redemption;

               (iii) Within two Business Days after the redemption date specified in the notice given pursuant to paragraph (ii) above and the surrender of the certificate(s) representing shares of Series A Preferred Stock, the Corporation shall pay to the holder of the shares being redeemed the Series A Redemption Price therefor. Such payment shall be made by wire transfer of immediately available funds to an account designated by such holder or by overnight delivery (by a nationally recognized courier) of a bank check to such holder's address as it appears on the books of the Corporation; and

               (iv) Effective upon the date of the notice given pursuant to paragraph (ii) above, notwithstanding that any certificate for such shares shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the rights to receive dividends thereon shall cease to accrue from and after the date of redemption designated in the notice of redemption and all rights of the holders of the shares of the Series A Preferred Stock called for redemption shall cease and terminate, excepting only the right to receive the Series A Redemption Price therefor in accordance with paragraph (iii) above and the right to convert such shares into shares of Common Stock until the close of business on the third Business Day preceding the redemption date, as provided in Section 4.3(i).

          (f)  Redemption at Option of Holder.
               ------------------------------

               (i) No holder of shares of Series A Preferred Stock shall have any right to require the Company to redeem any shares of Series A Preferred Stock prior to February 4, 2018. Thereafter, subject to the restrictions set forth in Section 4.3(c)(i), each holder of shares of Series A Preferred Stock shall have the right, at the sole option and election of such holder, to require the Corporation to redeem all (but not less than all) of the shares of Series A Preferred Stock owned by such holder at a price per share equal to the Series A Redemption Price;

               (ii) The holder of any shares of the Series A Preferred Stock may exercise such holder's right to require the Corporation to redeem such shares by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, certificates representing the shares of Series A Preferred Stock to be redeemed, accompanied by a written notice stating that such holder elects to require the Corporation to redeem all (but not less than all) of such shares in accordance with the provisions of this Section 4.3(f), which notice may specify an account for delivery of the Series A Redemption Price;

               (iii) Within two (2) Business Days after the surrender of such certificates, the Corporation shall pay to the holder of the shares being redeemed the Series A Redemption Price therefor. Such payment shall be made by wire transfer of immediately available funds to an account designated by such holder or by overnight delivery (by a nationally recognized courier) of a bank check to such holder's address as it appears on the books of the Corporation; and

               (iv) Such redemptions shall be deemed to have been made at the close of business on the date of the receipt of such notice and of such surrender of the certificates representing the shares of the Series A Preferred Stock to be redeemed and the rights of the holder thereof, except for the right to receive the Series A Redemption Price therefor in accordance herewith, shall cease on such date of receipt and surrender.

          (g)  Reacquired Shares.  Any shares of the Series A Preferred Stock
               -----------------
redeemed or purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued pursuant to Section 4.2(c) as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions or restrictions on issuance set forth herein.

          (h)  Liquidation, Dissolution or Winding Up.
               --------------------------------------

               (i) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, before any distribution or payment to holders of Junior Stock, the holders of shares of Series A Preferred Stock shall be entitled to be paid an amount equal to the Accreted Value with respect to each share of Series A Preferred Stock.

               (ii) If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to the holders of Series A Preferred Stock shall be insufficient to permit payment in full to such holders of the sums which such holders are entitled to receive in such case, then all of the assets available for distribution to holders of the Series A Preferred Stock and Series B Preferred Stock shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

               (iii) Neither the consolidation or merger of the Corporation with or into any other Person nor the sale or other distribution to another Person of all or substantially all the assets, property or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 4.3(h).

          (i)  Conversion.
               ----------

               (i)  Stockholders' Right To Convert.  No holder of shares of
                    ------------------------------
     Series A Preferred Stock shall have any right to convert any shares of Series A Preferred Stock into Common Stock or any other securities of the Company prior to February 4, 2006. Thereafter, each share of Series A Preferred Stock held by the Initial Holder or a Qualified Transferee shall be convertible, at the sole option and election of such Initial Holder or Qualified Transferee, into fully paid and nonassessable shares of Common Stock.

               (ii)  Number of Shares of Common Stock Issuable upon Conversion.
                     -------------------------------- ------------------------
     The number of shares of Common Stock issued upon conversion of shares of Series A Preferred Stock pursuant to paragraph (i) above shall be equal to the product of (A) the Series A Conversion Rate as of the date of the applicable notice pursuant to paragraph (vi) below, multiplied by (B) the number of shares of Series A Preferred Stock to be converted.

               (iii)  Fractional Shares.  Notwithstanding any other provision of
                      -----------------
     this Restated Certificate of Incorporation, the Corporation shall not be required to issue fractions of shares upon conversion of any shares of Series A Preferred Stock or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Corporation may pay therefor, at the time of any conversion of shares of Series A Preferred Stock as herein provided, an amount in cash equal to such fraction multiplied by the Market Price of a share of Common Stock on such date.

               (iv)  Reorganization, Reclassification and Merger Adjustment.
                     ------------------------------------------------------
     If there occurs any capital reorganization or any reclassification of the Common Stock of the Corporation, the consolidation or merger of the Corporation with or into another Person (other than a merger or consolidation of the Corporation in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares of its Common Stock) or the sale or conveyance of all or substantially all of the assets of the Corporation to another Person, then each share of Series A Preferred Stock shall thereafter be convertible into the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Common Stock of the Corporation upon such reorganization, reclassification, consolidation, merger, sale or conveyance, in respect of that number of shares of Common Stock into which such share of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the Corporation, whose determination shall be conclusive) shall be made to assure that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or other assets thereafter deliverable upon the conversion of the Series A Preferred Stock.

               (v)  Notice of Adjustment.  Whenever the securities or other
                    --------------------
     property deliverable upon the conversion of the Series A Preferred Stock shall be adjusted pursuant to the provisions hereof, the Corporation shall promptly give written notice thereof to each holder of shares of Series A Preferred Stock at such holder's address as it appears on the transfer books of the Corporation and shall forthwith file, at its principal executive office and with any transfer agent or agents for the Series A Preferred Stock and the Common Stock, a certificate, signed by the Chairman of the Board, President or one of the Vice Presidents of the Corporation, and by its Chief Financial Officer, Treasurer or one of its Assistant Treasurers, stating the securities or other property deliverable per share of Series A Preferred Stock calculated to the nearest cent or to the nearest one-hundredth of a share and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

               (vi)  Mechanics of Conversion.  The Initial Holder or Qualified
                     -----------------------
     Transferee may exercise its option to convert by surrendering for such purpose to the Corporation, at its principal office or such other office or agency maintained by the Corporation for that purpose, certificates representing the shares of Series A Preferred Stock to be converted, accompanied by a written notice stating that such holder elects to convert such shares in accordance with Section 4.3(i). The date of receipt of such certificates and notice by the Corporation at such office shall be the conversion date (the "Series A Conversion Date"). If required by the
                           ------------------------
     Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. Within ten (10) Business Days after the Series A Conversion Date (or, if at the time of such surrender the shares of Common Stock are not listed or admitted for trading on any national securities exchange and are not quoted on NASDAQ or any similar service, within ten Business Days of the determination of the Market Price pursuant to Section 4.3(l)), the Corporation shall issue to such holder a number of shares of Common Stock into which such shares of Series A Preferred Stock are convertible pursuant to paragraph (ii) above. Certificates representing such shares of Common Stock shall be delivered to such holder at such holder's address as it appears on the books of the Corporation.

               (vi)  Reservation of Common Stock. The Corporation shall at all
                     ---------------------------
     times reserve and keep available for issuance upon the conversion of the shares of Series A Preferred Stock the maximum number of its authorized but unissued shares of Common Stock as is reasonably anticipated to be sufficient to permit the conversion of all outstanding shares of Series A Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series A Preferred Stock.

               (vii)  Termination of Rights.  All shares of Series A Preferred
                      ---------------------
     Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Series A Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any declared and unpaid dividends thereon.

               (ix)  No Conversion Charge or Tax.  The issuance and delivery of
                     ---------------------------
     certificates for shares of Common Stock upon the conversion of shares of Series A Preferred Stock shall be made without charge to the holder of shares of Series A Preferred Stock for any issue or transfer tax, or other incidental expense in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Corporation.

               (x)  FCC Approval.  Notwithstanding anything herein to the
                    ------------
     contrary, if Federal Communications Commission or other regulatory approval is required to be obtained prior to the conversion of shares of Series A Preferred Stock, the holder thereof may nevertheless elect to convert any or all of its shares of Series A Preferred Stock by written notice given to the Company in accordance with this paragraph (i), provided, that such
                                                        --------
     conversion shall not become effective until the close of business on the date of the receipt of the last of any such approvals and of the surrender of the certificates representing the shares of the Series A Preferred Stock to be converted, and the rights of the holder thereof shall continue in full force and effect pending the receipt of all such approvals, except that no dividends shall be payable in respect of the period following the Series A Conversion Date, unless the required approvals are not obtained and the conversion has not been effected within one (1) year of the Series A Conversion Date and the applicable conversion notice is withdrawn, in which event the obligation to pay dividends from and after the Series A Conversion Date shall be payable in accordance with the terms of
     Section 4.3(b).

               (xi)  Qualified Transfer.  If at any time an Initial Holder or
                     ------------------
     Qualified Transferee desires to sell, transfer or otherwise dispose of shares of Series A Preferred Stock pursuant to a Qualified Transfer, it shall, with respect to each such proposed transfer, give written notice (a "Qualified Transfer Notice") to the Company at its principal executive office specifying up to 10 prospective transferees. Upon receipt of such notice, the Company shall have ten (10) days to give written notice to such Initial Holder or Qualified Transferee specifying its disapproval of (A) any or all of such prospective transferees if it has good reason for such disapproval and specifying such reason and (B) up to two (2) of such prospective transferees with or without good reason.

          (j)  Notice of Certain Events.  In case the Corporation shall propose
               ------------------------
at any time or from time to time (i) to declare or pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock, (ii) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Common Stock,
(iv) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of the property, assets or business of the Corporation which would, if consummated, adjust the Series A Conversion Rate or the securities issuable upon conversion of shares of Series A Preferred Stock, or (v) to effect the liquidation, dissolution or winding up of the Corporation, then, in each such case, the Corporation shall mail to each holder of shares of Series A Preferred Stock, at such holder's address as it appears on the transfer books of the Corporation, a written notice of such proposed action, which shall specify (A) the date on which a record is to be taken for the purpose of such dividend or distribution of rights or warrants or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend or distribution of rights or warrants are to be determined, or (B) the date on which such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective, and such notice shall be so given as promptly as possible but in any event at least ten
(10) Business Days prior to the applicable record, determination or effective date, specified in such notice.

          (k)  Certain Remedies.  Any registered holder of shares of Series A
               ----------------
Preferred Stock shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Restated Certificate of Incorporation and to enforce specifically the terms and provisions of this Restated Certificate of Incorporation in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or in equity.

          (l)  Appraisal Procedure.  If, at the time the Market Price must be
               -------------------
determined for the purpose of calculating the Series A Conversion Rate, the shares of Common Stock are not listed or admitted for trading on any national securities exchange and are not quoted on NASDAQ or any similar service, the Market Price shall be determined as follows:

               (i) Two independent accounting or investment banking firms of nationally recognized standing (each, an "Appraiser"), one chosen by the
                                               ---------
     Corporation and one by the holders of a majority of the outstanding shares of Series A Preferred Stock, shall each determine and attempt to mutually agree upon, the Market Price. Each party shall deliver a notice to the other appointing its Appraiser within 15 days after the applicable notice and surrender pursuant to Section 4.3(i)(vi). If either the Corporation or such holders fail to appoint an appraiser within such 15-day period, the Market Price shall be determined by the Appraiser that has been so appointed.

               (ii) If within 30 days after appointment of the two Appraisers they are unable to agree upon the Market Price, an independent accounting or investment banking firm of nationally recognized standing shall within ten days thereafter be chosen to serve as a third Appraiser by the mutual consent of such first two Appraisers. The determination of the Market Price by the third Appraiser so appointed and chosen shall be made within 30 days after the selection of such third Appraiser.

               (iii) If three Appraisers shall be appointed and the determination of one Appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such Appraiser shall be excluded, the remaining two determinations shall be averaged, and such average shall be binding and conclusive on the Corporation and the holders of the Series A Preferred Stock; otherwise the average of all three determinations shall be binding and conclusive on the Corporation and the holders of the Series A Preferred Stock.

               (iv) In connection with any appraisal conducted pursuant to this paragraph (l), the Appraiser shall adhere to the guidelines provided in the definition of "Market Price" set forth below, including the proviso
                    ------------
     thereto.

               (v) The fees and expenses of each Appraiser shall be borne by the Corporation.

          4.4  Powers, Preferences and Rights of the Series B Preferred Stock.
               --------------------------------------------------------------
The Series B Preferred Stock shall rank on a parity with the Series A Preferred Stock, and the powers, preferences and rights of the Series B Preferred Stock, and the qualifications, limitations, and restrictions thereof, shall be identical to those of the Series A Preferred Stock, except that (a) shares of Series B Preferred Stock shall not be, pursuant to the terms of Section 4.3(i) or otherwise, convertible into shares of Common Stock or any other security issued by the Corporation, (b) the Corporation may redeem shares of Series B Preferred Stock in accordance with the terms of Section 4.3(e) at any time without regard to whether the redemption date is before, on or after the date referred to in Section 4.3(e)(i), (c) shares of Series B Preferred Stock may be issued by the Corporation in accordance with the terms of Section 4.8, (d) holders of Series B Preferred Stock shall not, pursuant to Section 4.3(d) or otherwise, have the right to elect any directors of the Corporation and (e) the words "Series B Preferred Stock" and "Series A Preferred Stock" shall be substituted for all references in Section 4.3 to Series A Preferred Stock and Series B Preferred Stock, respectively.

          4.5  Powers, Preferences and Rights of the Series C Preferred Stock.
               --------------------------------------------------------------
The powers, preferences and rights of the Series C Preferred Stock and the qualifications, limitations and restrictions thereof are as follows:

          (a)  Ranking.  The Series C Preferred Stock shall rank (i) junior to
               -------
the Series A Preferred Stock and the Series B Preferred Stock with respect to dividend rights and rights on liquidation, dissolution or winding up, (ii) junior to the Series D Preferred Stock with respect to rights on a Statutory Liquidation, (iii) on a parity with Series D Preferred Stock and Common Stock with respect to dividend rights, and (iv) senior to the Common Stock and any series or class of the Corporation's common or preferred stock, now or hereafter authorized (other than Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock), with respect to rights on liquidation, dissolution and winding up.

          (b)  Dividends.  Holders of Series C Preferred Stock shall be entitled
               ---------
to dividends in cash or property when, as and if, declared by the Board of Directors of the Corporation. No cash or property dividend or distributions shall be declared or paid on any shares of Common Stock or on any other series of preferred stock ranking junior to or on a parity with the Series C Preferred Stock with respect to dividends, unless the holders of the Series C Preferred Stock receive cash or property dividend or distributions in an amount per share of Series C Preferred Stock at least equal to the greater of (i) the dividends or distributions payable on the number of shares of Common Stock into which a share of Series C Preferred Stock is then convertible or (ii) the dividends or distributions per share payable to holders of any series of preferred stock ranking junior to or on a parity with the Series C Preferred Stock multiplied by a fraction, the numerator of which is the number of shares of Common Stock into which a share of Series C Preferred Stock is then convertible and the denominator of which is the number of shares of Common Stock into which a share of such series of preferred stock ranking junior to or on a parity with the Series C Preferred Stock is then convertible; provided, that if such other
                                              --------
series of preferred stock is not convertible into Common Stock, then the numerator of such fraction shall be the liquidation preference of a share of Series C Preferred Stock and the denominator of such fraction shall be the liquidation preference of a share of such other series of preferred stock.

          (c)  Liquidation Preference.
               ----------------------

               (i) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, after payment is made to holders of all series of preferred stock ranking senior to the Series C Preferred Stock with respect to rights on liquidation, dissolution or winding up (including, in the case of a Statutory Liquidation, the Series D Preferred Stock), but before any payment shall be made or any assets distributed to the holders of Common Stock or any series of preferred stock ranking junior to the Series C Preferred Stock with respect to rights on liquidation, dissolution or winding up, an amount equal to the Liquidation Preference and no more.

               (ii) If upon any liquidation, dissolution or winding up of the Corporation the assets of the Corporation to be distributed are insufficient to permit the payment to all holders of Series C Preferred Stock and any other series of preferred stock ranking on a parity with Series C Preferred Stock with respect to rights on liquidation, dissolution or winding up, (including, in the case of a liquidation, dissolution or winding up other than a Statutory Liquidation of the Series D Preferred Stock) to receive their full preferential amounts, the entire assets of the Corporation shall be distributed among the holders of Series C Preferred Stock and all such other series ratably in accordance with their respective liquidation preference.

               (iii) After payment to the holders of Series C Preferred Stock of the amounts set forth in paragraph (i) above, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of Common Stock and the Series C Preferred Stock and the Series D Preferred Stock in proportion to the shares of Common Stock then held by them and the shares of Common Stock into which their shares of Series C Preferred Stock and Series D Preferred Stock are convertible (as adjusted from time to time in accordance with the terms of Section 4.5(f)) as of the date of the liquidation, dissolution or winding up of the Corporation.

               (iv) Neither the consolidation or merger of the Corporation with or into any other Person nor the sale or other distribution to another Person of all or substantially all the assets, property or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 4.5(c).

          (d)  Voting Rights.
               -------------

               (i) Except as set forth in paragraph (ii) below, on all matters to be submitted to the stockholders (including, without limitation, the election of directors), the holders of the Series C Preferred Stock shall have the right and power to vote on any question or in any proceeding and to be represented on any question or in any proceeding and to be represented at, or to receive notice of, any meeting of stockholders in the same manner as holders of Common Stock, and the Series C Preferred Stock shall vote together with the Common Stock as a single class.

               (ii) The affirmative vote of holders of not less than a majority of Series C Preferred Stock shall be required to (A) authorize, increase the authorized number of shares of or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of any class or classes of stock ranking senior to or pari passu with the Series C Preferred Stock or any additional shares of Series C Preferred Stock, (B) authorize, adopt or approve each amendment to this Restated Certificate of Incorporation that would increase or decrease the par value of the shares of Series C Preferred Stock, alter or change the powers, preferences or rights of the shares of Series C Preferred Stock or alter or change the powers, preferences or rights of any other capital stock of the Corporation if after such alteration or change such capital stock would rank senior to or pari passu with the Series C Preferred Stock,

     (C) amend, alter or repeal any provision of this Restated Certificate of Incorporation so as to affect the shares of Series C Preferred Stock adversely, or (D) authorize or issue any security convertible into, exchangeable for or evidencing the right to purchase or otherwise receive any shares of any class or classes of stock senior to or pari passu with the Series C Preferred Stock.

               (iii) On any matters on which the holders of the Series C Preferred Stock shall be entitled to vote together with the holders of Common Stock, each holder of Series C Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which its shares of Series C Preferred Stock are convertible (as adjusted from time to time pursuant to Section 4.5(f) hereof) on the record date for such vote.

          (e)  Conversion.  The shares of Series C Preferred Stock shall be
               ----------
convertible into shares of Common Stock as follows:

               (i)  Optional Conversion.  Each share of Series C Preferred Stock
                    -------------------
     shall be convertible, at the option of the holder thereof, at any time and from time to time, into the number of fully paid and non-assessable shares of Common Stock of the Corporation as is determined by dividing the Initial Conversion Price (as hereafter defined) by the Current Conversion Price (as defined in Section 4.5(f) below) in effect at the time of conversion. For purposes of this Section 4.5(e), the "Initial Conversion Price" shall equal $100.00.

               (ii)  Automatic Conversion.  Upon the IPO Date, each share of
                     --------------------
     Series C Preferred Stock then outstanding shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock of the Corporation as is determined by dividing the Initial Conversion Price by the Current Conversion Price then in effect.

               (iii)  Fractional Shares.  No fractional shares of Common Stock
                      -----------------
     shall be issued upon conversion of shares of Series C Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled after determination of the aggregate full number of shares of Common Stock issuable in respect of the Series C Preferred Stock then being converted, the Corporation shall pay cash equal to such fraction multiplied by the then Current Conversion Price.

               (iv)  Mechanics of Optional Conversion.  In order for a holder of
                     --------------------------------
     Series C Preferred Stock to convert such shares into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series C Preferred Stock at the office of the transfer agent for the Series C Preferred Stock (or if the Corporation serves as its own transfer agent, at the principal office of the Corporation), together with written notice that such holder elects to convert all or any number of the shares of the Series C Preferred Stock represented by such certificate or certificates. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (the "Optional Conversion Date"). The Corporation shall, within ten (10)
           ------------------------
     Business Days after the Optional Conversion Date, issue and deliver at such office to such holder of Series C Preferred Stock, or to his or its nominees, a certificate or certificates for the number of whole shares of Common Stock (and any shares of Series C Preferred Stock represented by the certificate delivered to the Corporation by the holder thereof that are not converted into Common Stock) issuable upon such conversion in accordance with the provisions hereof, together with cash in lieu of fractional shares calculated in accordance with paragraph (iii) of this Section 4.5(e).

               (v)  Mechanics of Automatic Conversion.  All holders of record of
                    ---------------------------------
     shares of Series C Preferred Stock will be given at least thirty but not more than sixty days' prior written notice of the date fixed (the "Automatic Conversion Date") and the place designated for automatic
     --------------------------
     conversion of all shares of Series C Preferred Stock pursuant to this
     Section 4.5(e). Such notice will be sent by first class or registered mail, postage prepaid, to each record holder of Series C Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series C Preferred Stock (or the records of the Corporation if it serves as its own transfer agent). On or before the Automatic Conversion Date, each holder of shares of Series C Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. On and after the Automatic Conversion Date, all rights with respect to the Series C Preferred Stock so converted, including the rights, if any, to receive notices and to vote, will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series C Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. As soon as practicable after the Automatic Conversion Date and the surrender of the certificate or certificates representing shares of Series C Preferred Stock, the Corporation shall issue and deliver to such holder, or on his or its written order to his or its nominees, a certificate or certificates for the number of whole shares of

     Common Stock issuable upon such conversion in accordance with the provisions hereof, together with cash in lieu of fractional shares calculated in accordance with paragraph (iii) of this Section 4.5(e).

               (vi)  Reservation of Shares.  The Corporation shall at all times
                     ----------------------
     when the Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock. Before taking any action which would cause Common Stock, upon the conversion of Series C Preferred Stock, to be issued below the then par value of the shares of Common Stock, the Corporation will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock to the holders of Series C Preferred Stock.

               (vii)  Adjustments for Dividends.  Upon any conversion of
                      -------------------------
     Series C Preferred Stock, no adjustment to the Initial Conversion Price or the Current Conversion Price shall be made for declared and unpaid dividends on the Series C Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

               (viii)  Termination of Rights.  All shares of Series C Preferred
                       ---------------------
     Stock which shall have been surrendered for conversion as herein provided or, as to shares of Series C Preferred Stock which are subject to automatic conversion pursuant to paragraph (vi) above, which have not been so surrendered prior to the Automatic Conversion Date, shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Optional Conversion Date or the Automatic Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any declared and unpaid dividends thereon. On and as of the Optional Conversion Date or the Automatic Conversion Date, the shares of Common Stock issuable upon such conversion shall be deemed to be outstanding, and the holder thereof shall be entitled to exercise and enjoy all rights with respect to such shares of Common Stock, including the rights, if any, to receive notices and to vote. Shares of Series C Preferred Stock converted into Common Stock will be restored to the status of authorized but unissued shares of preferred stock without designation as to series, and may thereafter be issued, whether or not designated as shares of Series C Preferred Stock.

               (ix)  No Conversion Charge or Tax.  The issuance and delivery of
                     ---------------------------
     certificates for shares of Common Stock upon the conversion of shares of Series C Preferred Stock shall be made without charge to the holder of shares of Series C Preferred Stock for any issue or transfer tax, or other incidental expense in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Corporation.

          (f)  Adjustments to Conversion Price.
               -------------------------------

               (i)  Current Conversion Price.  The Initial Conversion Price
                    ------------------------
     shall be subject to adjustment from time to time and such conversion price as adjusted shall likewise be subject to further adjustment, all as hereinafter set forth. The term "Current Conversion Price" shall mean, as
                                      ------------------------
     of any time, the Initial Conversion Price in case no adjustment shall have been made pursuant to this Section 4.5(f), or the Initial Conversion Price as adjusted pursuant to this Section 4.5(f), as the case may be.

               (ii)  Adjustment Formula.  If at any time the Corporation shall
                     ------------------
     issue any shares of Common Stock (other than Excluded Stock, as defined in paragraph (vii) below) or any shares of a class or series convertible into Common Stock (other than Excluded Stock) or any Rights or Related Rights (as defined below) (collectively with the Common Stock, "Securities")
                                                              ----------
     (other than a dividend or other distribution payable in Common Stock or Convertible Securities, to which paragraph (iv) below applies) for no consideration or a consideration per share (the consideration in each case to be determined in the manner provided in clauses (E) and (F) of paragraph
     (iii) below) less than the Market Price, as in effect immediately prior to the issuance of such Securities, the Current Conversion Price in effect immediately prior to each such issuance shall forthwith be adjusted to a Current Conversion Price obtained by multiplying such Current Conversion Price in effect immediately prior to such issuance by a fraction having (i) a numerator equal to the sum of (x) the total number of shares of Common Stock outstanding on a Fully Diluted Basis immediately prior to such issuance multiplied by the Market Price as in effect immediately prior to such issuance, plus (y) the consideration received by the Corporation upon such issuance, and (ii) a denominator equal to the total number of shares of Common Stock outstanding on a Fully Diluted Basis immediately after such issuance, multiplied by the Market Price as in effect immediately prior to such issuance.

               (iii)  Adjustment Considerations.  For the purpose of any
                      -------------------------
     adjustment of the Current Conversion Price pursuant to paragraph (ii) above, the following provisions shall be applicable:

          (A) In the case of the issuance of options or warrants to purchase, or rights to subscribe for, Common Stock other than Excluded Stock (collectively, the "Rights"), the aggregate maximum number of shares of Common Stock
          ------
     deliverable upon exercise of the Rights shall be deemed to have been issued at the time the Rights were issued, for an aggregate consideration equal to
     (i) the consideration (determined in the manner provided in clauses (E) and
     (F) below), if any, received by the Corporation upon the issuance of the Rights, plus (ii) the minimum purchase price provided in the Rights for the Common Stock covered thereby; provided, however, that such shares of
                                   --------  -------
     Common Stock deliverable upon the exercise of the Rights shall not be deemed to have been issued unless such aggregate consideration per share would be less than the Market Price as in effect on the date of and immediately prior to such issuance.

          (B) In the case of the issuance of securities by their terms convertible into or exchangeable for Common Stock other than Excluded Stock (collectively, the "Convertible Securities"), or options or warrants to
                         ----------------------
     purchase, or rights to subscribe for, securities by their terms convertible into or exchangeable for Common Stock other than Excluded Stock (collectively, the "Related Rights"), the aggregate maximum number of
                         --------------
     shares of Common Stock deliverable upon conversion, exchange or exercise of any Convertible Securities or Related Rights shall be deemed to have been issued at the time the Convertible Securities or the Related Rights were issued and for an aggregate consideration equal to (i) the consideration received by the Corporation upon issuance of the Convertible Securities or the Related Rights (excluding any cash received on account of accrued interest or accrued dividends), plus (ii) the additional consideration, if any, to be received by the Corporation upon the conversion, exchange or exercise of the Convertible Securities or Related Rights (the consideration in each case to be determined in the manner provided in clauses (E) and (F) below); provided, however, that such shares of Common Stock deliverable
             --------  -------
     upon such conversion, exchange or exercise of the Convertible Securities or Related Rights shall not be deemed to have been issued unless such aggregate consideration per share would be less than the Market Price as in effect on the date of and immediately prior to such issuance.

          (C) On any change in the number of shares of Common Stock deliverable upon the exercise of the Rights or Related Rights or upon the conversion, exchange or exercise of the Convertible Securities or on any change in the minimum purchase price of the Rights, Related Rights or Convertible Securities other than a change resulting from the anti-dilution provisions of the Rights, Related Rights or Convertible Securities, the Current Conversion Price shall forthwith be readjusted to such Current Conversion Price as would have been obtained had the adjustment made upon the issuance of such Rights, Related Rights or Convertible Securities not converted, exchanged or exercised prior to such change, been made upon the basis of such change.

          (D) On the expiration of any of the Rights, Related Rights or Convertible Securities, the Current Conversion Price shall forthwith be readjusted to such Current Conversion Price as would have been obtained had the adjustment made upon the issuance of such Rights or Related Rights or the issuance of any such Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Rights or Related Rights or the conversion, exchange or exercise of any such Convertible Securities.

          (E) In the case of the issuance of Securities for cash, the consideration shall be deemed to be the amount of cash paid therefor.

          (F) In the case of the issuance of Securities for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors of the Corporation, whose determination shall be conclusive.

               (iv)  Effect of Dividends, Distributions, Subdivisions or
                     ---------------------------------------------------
     Combinations.  If the Corporation declares a dividend or other distribution
     ------------
     payable in Common Stock or Convertible Securities or subdivides its outstanding shares of Common Stock into a larger number or combines its outstanding shares of Common Stock into a smaller number, then the Current Conversion Price in effect immediately prior to such dividend, other distribution, subdivision or combination, as the case may be, shall forthwith be adjusted to that price determined by multiplying the Current Conversion Price by a fraction (x) the numerator of which shall be the total number of shares of Common Stock outstanding on a Fully Diluted Basis immediately prior to such dividend, other distribution, subdivision or combination and (y) the denominator of which shall be the total number of shares of Common Stock outstanding on a Fully Diluted Basis immediately after such dividend, other distribution, subdivision or combination.

               (v)  Effect of Distributions In Kind.  In case the Corporation
                    -------------------------------
     shall distribute to the holders of its capital stock any additional shares of its capital stock (other than Securities), stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options, warrants or rights (excluding Rights or Related Rights), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution, the Current Conversion Price in effect thereafter shall be determined by multiplying the Current Conversion Price in effect immediately prior to such record date by a fraction (A) the numerator of which shall be an amount equal to the remainder of (x) the Market Price of one share of Common Stock less (y) the fair value (as determined in good faith by the Corporation's Board of Directors, whose determination shall be conclusive) of the stock, securities, evidences of indebtedness, assets, options, warrants or rights so distributed in respect of one share of Common Stock, as of the record date applicable to such distribution, as the case may be, and (B) the denominator of which shall be the Market Price of one share of Common Stock, as of the record date applicable to such distribution. Such adjustment shall be made on the date such distribution is made, and shall become effective at the opening of business on the business day following the record date for the determination of stockholders entitled to such distribution.

               (vi)  Notice of Changes.  Whenever the Current Conversion Price
                     -----------------
     shall be adjusted as provided in this Section 4.5(f), the Corporation shall forthwith file, at the office of the transfer agent for the Series C Preferred Stock, at the principal office of the Corporation or at such other place as may be designated by the Corporation, a statement, certified by the chief financial officer of the Corporation, showing in detail the facts requiring such adjustment and the Current Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first class mail, postage prepaid, to each holder of record of Series C Preferred Stock at such holder's address as shown in the records of the Corporation.

               (vii)  Excluded Stock.  As used in this Section 4.5(f), "Excluded
                      --------------
     Stock" shall mean (A) a maximum of 100,000 shares (such amount to be appropriately adjusted in the event of any stock dividend, stock split or combination, or similar recapitalization affecting the Common Stock) of Common Stock or options for the purchase thereof issued, sold or granted, in the past or future, by the Corporation to its employees or consultants pursuant to bona fide employee stock purchase, option or similar benefit plans or other arrangements approved by the Board of Directors of the Corporation, (B) with the approval of holders of a majority of the outstanding shares of Series C Preferred Stock, a maximum of 5% of the outstanding shares of Common Stock on a Fully Diluted Basis consisting of Common Stock or Convertible Securities issued to creditors in connection with incurrence of indebtedness, and (C) any shares of Series C Preferred Stock or Common Stock issued upon conversion of Preferred Stock as provided herein.

          (g)  Certain Restrictions.
               --------------------

               (i) Notwithstanding the provisions of Sections 4.5(b), cash dividends on the Series C Preferred Stock may not be declared, paid or set apart for payment, nor may the Corporation redeem, purchase or otherwise acquire any shares of Series C Preferred Stock, if (A) the Corporation is not solvent or would be rendered insolvent thereby or (B) at such time the terms and provisions of any law or agreement of the Corporation, including any agreement relating to its indebtedness, specifically prohibit such declaration, payment or setting apart for payment or such redemption, purchase or other acquisition, or provide that such declaration, payment or setting apart for payment or such redemption, purchase or other acquisition would constitute a violation or breach thereof or a default thereunder.

               (ii) So long as shares of Series C Preferred Stock are outstanding or dividends payable on shares of Series C Preferred Stock have not been paid in full in cash, the Corporation shall not declare or pay cash dividends on, or redeem, purchase or otherwise acquire for consideration, any shares of Common Stock or other shares of capital stock of the Corporation ranking junior to or on a parity basis with the Series C Preferred Stock (including the Series D Preferred), except with the prior written consent of holders of a majority of the outstanding shares of Series C Preferred Stock, except that the Corporation may acquire, in accordance with the terms of any agreement between the Corporation and its employees, shares of Common Stock from its employees at a price equal to such employee's purchase price therefor without such consent.

               (iii) The Corporation shall not permit any Subsidiary of the Corporation, or cause any other Person, to make any distribution with respect to, or purchase or otherwise acquire for consideration, any shares of Common Stock or other shares of capital stock of the Corporation ranking junior to or on a parity basis with the Series C Preferred Stock (including the Series D Preferred Stock) unless the Corporation could, pursuant to paragraph (i) above, make such distribution or purchase or otherwise acquire such shares at such time and in such manner.

          (h)  Redemption.  The Series C Preferred Stock is not redeemable.
               ----------

          (i)  Sinking Fund.  There shall be no sinking fund for the payment of
               ------------
dividends or liquidation preferences on the Series C Preferred Stock.

          4.6  Powers, Preferences and Rights of the Series D Preferred Stock.
               --------------------------------------------------------------

          (a)  Ranking.  The Series D Preferred Stock shall rank (i) junior to
               -------
the Series A Preferred Stock and the Series B Preferred Stock with respect to dividend rights and rights on liquidation, dissolution or winding up, (ii) senior to the Series C Preferred Stock with respect to rights on a Statutory Liquidation, (iii) on a parity with Series C Preferred Stock and Common Stock with respect to dividend rights, and (iv) senior to the Common Stock and any series or class of the Corporation's common or preferred stock, now or hereafter authorized (other than Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock), with respect to rights on liquidation, dissolution and winding up.

          (b)  Other Powers, Preferences and Rights.  Subject to paragraph (a)
               ------------------------------------
above, the powers, preferences and rights of the Series D Preferred Stock, and the qualifications, limitations, and restrictions thereof, shall be identical to those of the Series C Preferred Stock, except that (a) in addition to the conversion rights set forth in Section 4.5(e) (subject to clause (c) below), shares of Series D Preferred Stock shall be convertible at the option of the holder thereof, at any time and from time to time, into an equivalent number of fully paid and non-assessable shares of Series C Preferred Stock, any such conversion being made in accordance with the applicable provisions of Section 4.5(e); (b) the shares of Series D Preferred Stock shall not have any right to vote on any matters to be voted on by the stockholders of the Corporation, and the shares of Series D Preferred Stock shall not be included in determining the number of shares voting or entitled to vote on any such matters, except that it shall have the right to vote on matters specified in Section 4.5(d)(ii) or as otherwise provided by law; (c) shares of Series D Preferred Stock shall not be subject to automatic conversion upon the IPO Date in accordance with Section 4.5(e)(ii); provided, however, that (i) on and after the IPO Date, the Current
            --------  -------
Conversion Price shall be deemed to be the Current Conversion Price as of the IPO Date and (ii) the Series D Preferred Stock shall be renamed "Senior Common Stock" upon the IPO Date; and (d) the words "Series D Preferred Stock" and "Series C Preferred Stock" shall be substituted for all references in Section
4.5 to Series C Preferred Stock and Series D Preferred Stock, respectively.

          (c)  Reservation of Shares.  The Corporation shall at all times when
               ---------------------
the Series D Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series D Preferred Stock, such number of its duly authorized shares of Series C Preferred Stock and Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series D Preferred Stock.

          (d)  FCC Approval.  Notwithstanding anything herein to the contrary,
               ------------
if Federal Communications Commission or other regulatory approval is required to be obtained prior to the conversion of shares of Series D Preferred Stock, the holder thereof may nevertheless elect to convert any or all of its shares of Series D Preferred Stock by written notice given to the Company in accordance with the provisions of Section 4.5(e), provided, that such conversion shall not
                                       --------
become effective until the close of business on the date of the receipt of the last of any such approvals and of the surrender of the certificates representing the shares of the Series D Preferred Stock to be converted and the rights of the holder thereof shall continue in full force and effect pending the receipt of all such approvals.

          4.7  Common Stock.  Each holder of Common Stock shall be entitled to
               ------------
one vote for each share of Common Stock held of record on all matters on which stockholders generally are entitled to vote and to all other rights, powers and privileges of stockholders under Delaware law. Upon the dissolution, liquidation or winding up of the Corporation, after any preferential amounts to be distributed to the holders of the Preferred Stock and any other class or series of stock having a preference over the Common Stock then outstanding have been paid or declared and funds sufficient for the payment thereof in full set apart for payment, the holders of the Common Stock shall be entitled to receive pro rata all the remaining assets of the Corporation available for distribution to its stockholders.

          4.8  Exchange of Capital Stock.  Notwithstanding any other provision
               -------------------------
of this Restated Certificate of Incorporation to the contrary, in the event that the Initial Holder terminates its obligations under Section 8.6 of the Stockholders Agreement pursuant to Section 8.8(c) thereof with respect to any Overlap Territory (as defined therein) (any such termination being referred to hereinafter as the "Exchange Event"), the following provisions shall apply:
                    --------------

          (a)  Right to Exchange.  The Corporation shall have the right,
               -----------------
exercisable in its sole discretion by written notice (the "Exchange Notice")
                                                           ---------------
given to the Initial Holder within 60 days after the Exchange Event, to:

               (i) require the Initial Holder and each Section 4.8 Transferee to exchange for an equivalent number of shares of Series B Preferred Stock either (A) all of the shares of Series A Preferred Stock then owned by the Initial Holder and each Section 4.8 Transferee or (B) a number of shares of Series A Preferred Stock then owned by each such holder equal to the product of (x) the number of shares of Series A Preferred Stock then owned by such holder multiplied by (y) a fraction, the numerator of which is equal to the number of POPs (as defined in the Stockholders Agreement) in the Overlap Territory and the denominator of which is equal to the total number of POPs in the Territory (as defined in the Stockholders Agreement); and

               (ii) require the Initial Holder and each Section 4.8 Transferee to exchange, for a number of shares of Series B Preferred Stock determined in accordance with paragraph (b) below, either (A) all of the shares of Series D Preferred Stock owned by the Initial Holder on the date hereof (or shares of Series C Preferred Stock or Common Stock into which such shares or any shares of Series A Preferred Stock shall have been converted) and that the Initial Holder or such Section 4.8 Transferee, as the case may be, continues to own on the date of delivery of the Exchange Notice (any such shares of Series D Preferred Stock, Series C Preferred Stock or Common Stock being referred to hereinafter collectively as "Original Shares") or
                                                          ---------------
     (B) a number of Original Shares of Series D Preferred Stock, Series C Preferred Stock and/or Common Stock, as the case may be, equal to the product of (x) the number of Original Shares of Series D Preferred

     Stock, Series C Preferred Stock and/or Common Stock, as the case may be, then owned by each such holder, multiplied by (y) a fraction, the numerator of which is equal to the number of POPs in the Overlap Territory and the denominator of which is equal to the total number of POPs in the Territory;

provided, that (x) if the Corporation exercises its right under clause (i)(A) of
--------
this paragraph (a), it shall be required to exercise its right under clause
(ii)(A) of this paragraph (a), and vice-versa; and if the Corporation exercises its right under clause (i)(B) of this paragraph (a), it shall be required to exercise its right under clause (ii)(B) of this paragraph (a), and vice-versa and (y) the provisions of this Section 4.8(a) shall not apply to any Section 4.8 Transferee which is a Cash Equity Investor.

(Shares of Series A Preferred Stock, and shares of Series D Preferred Stock (and shares of Series C Preferred Stock or Common Stock into which such shares shall have been converted) subject to exchange pursuant to this Section 4.8 are hereinafter referred to collectively as "Exchange Shares.")
                                         ---------------

          (b)  Number of Shares of Series B Preferred Stock Issuable in
               --------------------------------------------------------
Exchange. The number of shares of Series B Preferred Stock issuable in exchange for Original Shares pursuant to clause (ii) of paragraph (a) above shall be equal to the quotient of the aggregate purchase price paid by the Initial Holder for the Original Shares being exchanged, divided by the Liquidation Preference of the Series B Preferred Stock.

          (c)  Fractional Shares.  Notwithstanding any other provision of this
               -----------------
Restated Certificate of Incorporation, the Corporation shall not be required to issue fractions of shares upon exchange of any Exchange Shares or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Corporation may pay therefor, at the time of any exchange of Exchange Shares as herein provided, an amount in cash equal to such fraction multiplied by the Market Price of a share of Common Stock on such date.

          (d)  Mechanics of Exchange.  The Exchange Notice shall specify the
               ---------------------
date fixed for the exchange (the "Exchange Date"), which shall be at least 10
                                  -------------
but no more than 60 days following delivery of the Exchange Notice, and the place designated for exchange of the Exchange Shares pursuant to this Section
4.8. Such notice will be sent by first class or registered mail, postage prepaid, to the Initial Holder at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock (or the records of the Corporation if it serves as its own transfer agent). On or before the Exchange Date, the Initial Holder shall surrender its certificate or certificates for all such shares to the Corporation at the place designated in such notice. If required by the Corporation, certificates surrendered for exchange shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the Initial Holder or its attorney duly authorized in writing.

          (e)  Termination of Rights.  On and after the Exchange Date (whether
               ---------------------
or not the applicable certificates have theretofore been surrendered), all rights with respect to the Exchange Shares, including the rights, if any, to receive notices and to vote, will terminate, except only the rights of the Initial Holder and Section 4.8 Transferees to receive certificates for the number of shares of Series B Preferred Stock into which such Exchange Shares have been exchanged, upon surrender of its certificate or certificates therefor, and payment of any declared but unpaid dividends thereon (which shall accrue and be payable at the times and on the other terms applicable to such dividends when declared) and payment of any deferred dividends in respect of Series A Preferred Stock which shall be payable as set forth in Section 4.3(b)(iii). Within ten
(10) Business Days after the Exchange Date, the Corporation shall issue and deliver to the Initial Holder, or on its written order to its nominees, a certificate or certificates for the number of whole shares of Series B Preferred Stock issuable upon such exchange in accordance with the provisions hereof, together with cash in lieu of fractional shares calculated in accordance with paragraph (c) of this Section 4.8.

          (f)  Reservation of Shares.  The Corporation shall at all times
               ---------------------
reserve and keep available for issuance upon the exchange of Exchange Shares the maximum number of its authorized but unissued shares of Series B Preferred Stock as is reasonably anticipated to be sufficient to permit the exchange of all outstanding Exchange Shares, and shall take all action required to increase the authorized number of shares of Series B Preferred Stock if at any time there shall be insufficient authorized but unissued shares of Series B Preferred Stock to permit such reservation or to permit the exchange of all outstanding Exchange Shares.

          (g)  Adjustments for Dividends.  Upon any exchange of shares of Series
               -------------------------
A Preferred Stock or Series D Preferred Stock, no adjustment to the rate of conversion shall be made for accrued and unpaid dividends (whether or not declared) on the Series A Preferred Stock or Series D Preferred Stock, as the case may be, surrendered for exchange or on the Series B Preferred Stock delivered upon exchange.

          (h)  No Exchange Charge or Tax.  The issuance and delivery of
               -------------------------
certificates for shares of Series B Preferred Stock upon the exchange of Exchange Shares shall be made without charge to the Initial Holder for any issue or transfer tax, or other incidental expense in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Corporation.

          4.9  Redemption of Capital Stock.  Notwithstanding any other provision
               ---------------------------
of this Restated Certificate of Incorporation to the contrary, outstanding shares of capital stock of the Corporation held by Disqualified Holders shall always be subject to redemption by the Corporation, by action of the Board of Directors, if, in the judgment of the Board of Directors, such action should be taken, pursuant to Section 151(b) of the

GCL or any other applicable provision of law, to the extent necessary to prevent the loss or secure the reinstatement of any license or franchise from any governmental agency held by the Corporation or any of its subsidiaries to conduct any portion of the business of the Corporation or any of its subsidiaries, which license or franchise is conditioned upon some or all of the holders of the Corporation's stock possessing prescribed qualifications. The terms and conditions of such redemption shall be as follows:

          (a) the redemption price of the shares to be redeemed pursuant to this Section 4.9 shall be equal to the lesser of (i) the Market Price or (ii) if such stock was purchased by such Disqualified Holder within one year of the
Section 4.9 Redemption Date, such Disqualified Holder's purchase price for such shares;

          (b) the redemption price of such shares may be paid in cash, Redemption Securities or any combination thereof;

          (c) if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the Board of Directors;

          (d) at least 30 days' written notice of the Section 4.9 Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder); provided, however, that only 10
                                               --------  -------
days' written notice of the Redemption Date shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed; provided, further, that the record holders of the shares
                       --------  -------
selected to be redeemed may transfer such shares prior to the Section 4.9 Redemption Date to any holder that is not a Disqualified Holder and, thereafter, for so long as such shares are not held by a Disqualified Holder, such shares shall not be subject to redemption by the Corporation;

          (e) from and after the Section 4.9 Redemption Date, any and all rights of whatever nature (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares) with respect to the shares selected from redemption held by Disqualified Holders on the Section 4.9 Redemption Date shall cease and terminate and such Disqualified Holders thenceforth shall be entitled only to receive the cash or Redemption Securities payable upon redemption; and

          (f) such other terms and conditions as the Board of Directors shall determine.

          4.10  Definitions.  For the purposes of this Restated Certificate of
                -----------
Incorporation, the following terms shall have the meanings indicated:

          "Accreted Value" shall mean, with respect to each share of Series A
           --------------
Preferred Stock or Series B Preferred Stock, as of any date, the sum of the Liquidation Preference, plus an amount equal to all unpaid dividends thereon, including accrued dividends whether or not declared, through such date.

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" (including the terms "controlling" and "controlled") means the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

          "Appraiser" has the meaning assigned to such term in Section
           ---------
4.3(l)(i).

          "Board of Directors" has the meaning assigned to such term in
           ------------------
Section 4.2(a).

          "Business Day" shall mean any day other than a Saturday, Sunday or
           ------------
other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

          "Closing Price" shall mean, with respect to each share of any class or
           -------------
series of capital stock for any day, (i) the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the principal national securities exchange on which such class or series of capital stock is listed or admitted for trading or (ii) if such class or series of capital stock is not listed or admitted for trading on any national securities exchange, the last reported sale price or, in case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for such class or series of capital stock, in either case as reported on NASDAQ or a similar service if NASDAQ is no longer reporting such information.

          "Common Stock" has the meaning assigned to such term in Section 4.1.
           ------------

          "Disqualified Holder" shall mean any holder of shares of capital stock
           -------------------
of the Corporation whose holding of such stock, either individually or when taken together with the holding of shares of capital stock of the Corporation by any other holders, may result, in the judgment of the Board of Directors, in the loss of, or the failure to secure the reinstatement of, any license or franchise from any governmental agency held by the corporation or any of its subsidiaries or affiliates to conduct any portion of the business of the corporation or any of its subsidiaries or affiliates.

          "Dividend Payment Date" shall mean the last day of each March, June,
           ---------------------
September and December, except that if any Dividend Payment Date is not a Business Day, then the next succeeding Business Day shall be the Dividend Payment Date.

          "Excluded Stock" has the meaning assigned to such term in Section
           --------------
4.5(f)(vii).

          "Fully Diluted Basis" shall mean, with respect to the outstanding
           -------------------
shares of Common Stock, the number of shares of Common Stock outstanding assuming the conversion of all outstanding convertible securities (other than the Series A Preferred Stock) and the exercise of all outstanding warrants, options or other rights to subscribe for or purchase any shares of Common Stock.

          "Initial Holder" means AT&T Wireless PCS Inc., a Delaware corporation,
           --------------
and/or any of its Affiliates that is a Subsidiary of AT&T Corp.

          "IPO Date" shall mean the first date on which (a) the Common Stock
           --------
shall have been registered pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, (b) the aggregate gross proceeds received by the Company in connection with such Registration Statement(s) equals or exceeds $20 million, and (c) the Common Stock shall be listed for trading on the New York Stock Exchange or the American Stock Exchange or authorized for trading on NASDAQ, including without limitation its National Market System.

          "Junior Stock" shall mean, with respect to shares of Series A
           ------------
Preferred Stock or Series B Preferred Stock, any capital stock of the Corporation, including without limitation the Series C Preferred Stock, Series D Preferred Stock and the Common Stock, ranking junior to the Series A Preferred Stock or Series B Preferred Stock, as the case may be, with respect to dividends, distribution in liquidation or any other preference, right or power.

          "Liquidation Preference" shall mean, with respect to each share of
           ----------------------
Preferred Stock, $100 and no more (subject to adjustment for subdivisions or combinations affecting the number of shares of the applicable class or series of Preferred Stock).

          "Market Price" shall mean, with respect to each share of any class or
           ------------
series of capital stock for any day, (i) the average of the daily Closing Prices for the ten consecutive trading days commencing 15 days before the day in question or (ii) if on such date the shares of such class or series of capital stock are not listed or admitted for trading on any national securities exchange and are not quoted on NASDAQ or any similar service, the cash amount that a willing buyer would pay a willing seller (neither acting under compulsion) in an arm's-length transaction without time constraints per share of such class or series of capital stock as of such date, viewing the Company on a going concern basis, as determined (A) in the case of a determination of "Market Price" for the purpose of calculating the Series A Conversion Rate, pursuant to the terms of Section 4.3(l) and (B) in the case of a determination of Market Price for any other purpose, in good faith by the Board of Directors, whose determination shall be conclusive; provided that, in
                                                             --------
determining such cash amount, the following shall be ignored: (i) any contract or legal limitation in respect of shares of Common Stock or Preferred Stock, including transfer, voting and other rights, (ii) the "minority interest" status of shares of Common Stock into which shares of Series A Preferred Stock would be converted, and (iii) any illiquidity arising by contract in respect of the shares of Common Stock and any voting rights or control rights amongst the stockholders.

          "NASDAQ" shall mean the National Association of Securities Dealers
           ------
Automated Quotations System.

          "Parity Stock" shall mean, with respect to shares of Series A
           ------------
Preferred Stock or Series B Preferred Stock, any capital stock of the Corporation ranking on a parity with the Series A Preferred Stock or Series B Preferred Stock, as the case may be, with respect to dividends, distribution in liquidation or any other preference, right or power.

          "Person" shall mean any individual, firm, corporation, partnership,
           ------
trust, incorporated or unincorporated association, joint venture, joint stock company, governmental agency or political subdivision thereof or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Preferred Stock" has the meaning assigned to such term in
           ---------------
Section 4.1.

          "Qualified Transfer" shall mean a sale, transfer or other disposition
           ------------------
of shares of Series A Preferred Stock to any prospective transferee specified in a Qualified Transfer Notice, other than a prospective transferee as to which the Company disapproves in accordance with the terms of the second sentence of
Section 4.3(i)(xi), provided such sale, transfer or other disposition is made
                    --------
pursuant to a binding agreement entered into no later than one hundred eighty
(180) days after the applicable Qualified Transfer Notice is given.

          "Qualified Transferee" shall mean, with respect to any shares of
           --------------------
Series A Preferred Stock, (i) any Cash Equity Investor that acquired such shares pursuant to Section 4.2 of the Stockholders Agreement or (ii) any other holder that acquired such shares in a Qualified Transfer from an Initial Holder or Qualified Transferee.

          "Qualified Transfer Notice" has the meaning assigned to such term in
           -------------------------
Section 4.3(i)(x).

          "Redemption Securities" shall mean any debt or equity securities of
           ---------------------
the Corporation, any of its subsidiaries or affiliates or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price payable pursuant to Section 4.9, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors (which may be a firm which provides investment banking, brokerage or other services to the Corporation), has a value, at the time notice of redemption is given pursuant to Section 4.9(d) at least equal to the price required to be paid pursuant to Section 4.9(a) (assuming, in the case of Redemption Securities to be publicly traded, that such Redemption Securities were fully distributed and subject only to normal trading activity).

          "Section 4.8 Transferee" shall mean any transferee of shares of Series
           ----------------------
A Preferred Stock or Series D Preferred Stock issued to the Initial Holder on the date hereof (or any shares of Series C Preferred Stock or Common Stock into which any such shares are converted) that are acquired in a private transaction.

          "Section 4.9 Redemption Date" shall mean the date fixed by the Board
           ---------------------------
of Directors for the redemption of any shares of stock of the corporation pursuant to Section 4.9.

          "Senior Stock" shall mean, with respect to shares of Series A
           ------------
Preferred Stock or Series B Preferred Stock, as the case may be, any capital stock of the Corporation ranking senior to the Series A Preferred Stock or the Series B Preferred Stock, as the case may be, with respect to dividends, distribution in liquidation or any other preference, right or power.

          "Series A Conversion Date" has the meaning assigned to such term in
           ------------------------
Section 4.3(i)(vi).

          "Series A Conversion Rate" shall mean, as of any date of
           ------------------------
determination, a fraction in which the numerator is the Accreted Value of one share of Series A Preferred Stock as of such date, and the denominator is the Market Price of Common Stock as of such date.

          "Series A Preferred Stock" has the meaning assigned to such term in
           ------------------------
Section 4.1.

          "Series A Redemption Price" has the meaning assigned to such term in
           -------------------------
Section 4.3(e)(i).

          "Series B Preferred Stock" has the meaning assigned to such term in
           ------------------------
Section 4.1.

          "Series C Preferred Stock" has the meaning assigned to such term in
           ------------------------
Section 4.1.

          "Series D Preferred Stock" has the meaning assigned to such term in
           ------------------------
Section 4.1.

          "Statutory Liquidation" shall mean the liquidation of the Corporation
           ---------------------
pursuant to Section 275 of the GCL, as amended.

          "Stockholders Agreement" means the Stockholders Agreement, dated as of
           ----------------------
February 4, 1998, by and among the Corporation, the Initial Holder and the other stockholders of the Corporation named therein, as the same may be amended, modified or supplemented in accordance with the terms thereof, a copy of which is available for inspection by any stockholder at the principal executive offices of the company.

          "Subsidiary" shall mean, with respect to any Person, a corporation or
           ----------
other entity of which 50% or more of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

                                   ARTICLE V

          Election of Directors need not be by written ballot.

                                   ARTICLE VI

          Subject to the separate class vote requirements relating to any class or series of Preferred Stock, the holders of shares of Series C Preferred Stock and Common Stock representing at least two-thirds (2/3) of the votes entitled to be cast for the election of directors of the Corporation, voting together as a single class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, or by written consent, may amend, alter or repeal this Restated Certificate of Incorporation or the bylaws of the Corporation (the "Bylaws").
                  ------

                                  ARTICLE VII

          7.1  Indemnification.  Any person who was or is a party or is
               ---------------
threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding (a "Proceeding"), whether civil, criminal, administrative,
                        ----------
or investigative (whether or not by
or in the right of the Corporation), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity"),
                                                               ------------
shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such Proceeding. Persons who are not Directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board of Directors at any time specifies that such persons are entitled to the benefits of this Article VII.

          7.2  Advancement of Expenses.  The Corporation shall, from time to
               -----------------------
time, reimburse or advance to any Director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided,
                                                                    --------
however, that, if (and only if) required by the GCL, such expenses incurred by
-------
or on behalf of any Director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such Director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Director, officer or other person is not entitled to be indemnified for such expenses.

          7.3  Rights Not Exclusive.  The rights to indemnification and
               --------------------
reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VII shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, this Restated Certificate of Incorporation, the Bylaws, any agreement, any vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

          7.4  Continuing Rights.  The rights to indemnification and
               -----------------
reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VII shall continue as to a person who has ceased to be a Director or officer (or other person indemnified hereunder), shall inure to the benefit of the executors, administrators, legatees and distributees of such person, and in either case, shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article VII.

          7.5  Insurance.  The Corporation shall have power to purchase and
               ---------
maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation, as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VII, the Bylaws or under Section 145 of the GCL or any other provision of law.

          7.6  Contract Rights; No Repeal.  The provisions of this Article VII
               --------------------------
shall be a contract between the Corporation, on the one hand, and each Director and officer who serves in such capacity at any time while this Article VII is in effect and any other person indemnified hereunder, on the other hand, pursuant to which the Corporation and each such Director, officer, or other person intend to be legally bound. No repeal or modification of this Article VII shall affect any rights or obligations with respect to any state of facts then or, heretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

          7.7  Enforceability; Burden of Proof.  The rights to indemnification
               -------------------------------
and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VII shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such Proceeding.

          7.8  Service at the Request of the Corporation.  Any Director or
               -----------------------------------------
officer of the Corporation serving in any capacity in (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.

          7.9  Sight to Be Covered by Applicable Law.  Any person entitled to be
               -------------------------------------
indemnified or to reimbursement or advancement of expenses as a matter of right pursuant to this Article VII may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; provided, however, that if
                                                    --------  -------
no such notice is given, the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnification or reimbursement or advancement of expenses is sought.

                                  ARTICLE VII

          No Director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a Director, provided that this provision does not eliminate the liability of the Director (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the GCL or (iv) for any transaction from which the Director derived an improper personal benefit. For purposes of the prior sentence, the term "damages" shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a Director of the Corporation while this Article VIII is in effect shall be deemed to be doing so in reliance on the provisions of this Article VIII, and neither the amendment or repeal of this
Article VIII, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article VIII, shall apply to or have any effect on the liability or alleged liability of any Director of the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such Director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Article VIII are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of Directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, bylaw, agreement, vote of stockholders or disinterested Directors, or otherwise.

          IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this Restated Certificate of Incorporation this 4th day of February, 1998.


                                           ______________________________
                                           Name:
                                           Title:

                    EXHIBIT F HAS BEEN FILED SEPARATELY AS
                  EXHIBIT 10.11 TO THE REGISTRATION STATEMENT

                    EXHIBIT G HAS BEEN FILED SEPARATELY AS
                  EXHIBIT 10.9 TO THE REGISTRATION STATEMENT

                                                                       EXHIBIT H

To the Persons Listed on Schedule A Hereto

Ladies and Gentlemen:

          We have acted as counsel for AT&T Wireless PCS Inc., a Delaware corporation ("AT&T PCS"), AT&T Corp., a New York corporation ("AT&T Corp."), and AT&T Wireless Services. Inc. a Delaware corporation ("AWS" and, together with AT&T PCS and AT&T Corp., the "AT&T Parties"), in connection with the closing (the "Closing") under the Securities Purchase Agreement dated as of October 8, 1997 (the "Securities Purchase Agreement"), by and among AT&T PCS. the Cash Equity Investors, the Management Stockholders, and Triton PCS Holdings, Inc.. a Delaware corporation (the "Company"). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Securities Purchase Agreement. This opinion is being delivered pursuant to Section 7 of the Securities Purchase Agreement.

          In connection herewith, we have examined executed copies or photocopies of executed copies of the following documents (collectively, the "Transaction Documents"):

          1.   the Securities Purchase Agreement;

          2.   the Stockholders' Agreement;

          3.   the Network Membership License Agreement;

          4.   the Roaming Agreement; and

          5. the instruments of assignment referred to in Section 3.1 of the Securities Purchase Agreement (the "Instruments of Assignment").

          We have also examined the form of Resale Agreement which form is unexecuted and undated and attached to the Securities Purchase Agreement as Exhibit C.

          In giving this opinion, we have examined and relied on the representations as to factual matters contained in or made pursuant to the Transaction Documents, and have also examined and relied upon the originals, or copies certified or otherwise identified to our satisfaction. of such corporate records, documents, certificates and other instruments, and have made such other investigations, as in our judgment are necessary or appropriate to enable us to render the opinions expressed below.

          In our examinations, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals. the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. We have also assumed that each of the parties (other than the AT&T Parties) has the full power, authority and legal right to enter into and perform its obligations under each of the Transaction Documents to which it is a party has duly authorized. executed and delivered the same, has complied with the terms of the

Transaction Documents, and that each such agreement or instrument is its valid and binding obligation, enforceable against it in accordance with its terms. We express no opinion as to the effect on the opinions expressed herein of (a) the compliance or non-compliance of any party (other than the AT&T Parties) to the Transaction Documents with any state, Federal or other laws or regulations applicable to them, (b) the regulatory status or the nature of the business of any party to the Transaction Documents (other than the AT&T Parties) or (c) the applicability or effect of any fraudulent transfer or similar law on the Transaction Documents or any transactions contemplated thereby.

          As used herein, the term "Applicable Laws" means the General Corporation Law of the State of Delaware, the laws of the State of New York and the Federal laws of the United States of America. "Governmental Authorities" mean any New York, Delaware or federal executive, legislative, judicial, administrative or regulatory body. Whenever our opinion herein is indicated to be based upon our knowledge of any matter or issue, it is intended to signify that. in the course of our preparation of this opinion and representation of the AT&T Parties in connection with its execution and delivery of the Transaction Documents, without having made any special investigation, none of the attorneys who were involved in the preparation of the opinion. or such representation of the AT&T Parties, has acquired actual knowledge of the matter or issue.

          Based upon the foregoing. subject to the assumptions, qualifications and limitations stated herein, and relying as to factual matters solely upon statements of fact contained in the documents that we have examined, we are of the opinion that:

          1. Each AT&T Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

          2. Each AT&T Party has all requisite corporate power to own, lease and operate its properties and to carry on its business as now being conducted. and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party, including the assignment to the Company of the AT&T Contributed Licenses, and in each case to engage in the respective Transactions.

          3. The execution, delivery and performance by each AT&T Party of each of the Transaction Documents to which it is a party, and the consummation of the Transactions to which it is a party, including the License Transfer, have been duly authorized by all necessary corporate action on the part of such, AT&T Party and its stockholders, if applicable, and no other proceedings on its part or the part of its stockholders is necessary to authorize the Transaction Documents or to consummate the Transactions.

          4. Each Transaction Document to which an AT&T Party is a party (a) has been duly executed and delivered by such AT&T Party and (b) constitutes the valid and binding obligation of such AT&T Party, enforceable against such AT&T Party in accordance with its terms, subject to the following qualifications (collectively, the "Enforceability Qualifications"):

                    (i) (x)enforcement may be limited by applicable bankruptcy. insolvency, fraudulent conveyance, reorganization. moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law) and the discretion of the court before which any proceeding therefor may be brought,
               (y) courts might award damages rather than specific performance of contractual provisions involving matters other than the payment of money, and (z) to the extent particular remedies are available;

                    (ii) our opinion is subject to limitations on the enforceability of any rights to contribution or indemnification provided for in any of the Transaction Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law or regulation);

                    (iii) no opinion is expressed as to the enforceability of
               provisions relating to restrictive covenants, waiver of remedies (or the delay or omission of enforcement thereof). disclaimers, liability limitations with respect to third parties, releases of legal or equitable rights, or discharges of defenses;

                    (iv) any provision requiring the payment of attorneys' fees may be enforceable only to the extent that a court determines such fees to be reasonable;

                    (v) no opinion is expressed as to any agreement by any AT&T Party to the jurisdiction of a particular court or to the submission to arbitration; and

                    (vi) no opinion is expressed as to any provision (1) purporting to waive any objection to the laying of venue or any claim that an action or proceeding has been brought in an inconvenient forum or (11) which provides that the Transaction Documents may only be amended, modified or waived in writing or stating that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies.

          5. Except as set forth in the Transaction Documents (including by reference to a schedule or exhibit), neither the execution, delivery and performance by each AT&T Party of the Transaction Documents to which it is a party, nor the consummation by any AT&T Party of the Transactions, including the License Transfer will, (a) conflict with any provision of the organizational documents of such AT&T Party; (b) contravene any provision of Applicable Law; or (c) require any consent, waiver, agreement, approval or authorization of or declaration, filing notice or registration (collectively, "Consents") (other than Consents that have been obtained) on the part of any Governmental Authority, except, in the case of clauses (b) and (c) hereof, where such contravention. or the failure to obtain or give such Consent, would not have a Material Adverse Effect on it or materially adversely affect the Transactions.

          6. The Securities Purchase Agreement and the Instruments of Assignment are in form sufficient to effect the License Transfer. We express no opinion. however. as to the nature or extent of AT&T PCS's rights in, or title to. the AT&T PCS Contributed Licenses or any other property purported to be transferred by the Securities Purchase Agreement or the Instrument of Transfer.

          7. Assuming the due authorization. execution and delivery by AWS of the Resale Agreement. in the form of Exhibit C to the Securities Purchase Agreement, the Resale Agreement will. upon such authorization. execution and delivery, constitute the legal. valid and binding obligation of AWS enforceable against AWS in accordance with its terms subject to the Enforceability Qualifications.

          Our opinions rendered in paragraph 5 above are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to parties in transactions of the type contemplated by the Transaction Documents.

          The foregoing opinions are limited to the laws of the State of New York. the General Corporation Law of the State of Delaware and the Federal laws of the United States of America. except that we express no opinion as to (a) matters arising under or governed by the Communications Act of 1934 or the rules and regulations of the Federal Communications Commission (the "FCC") promulgated thereunder, (b) the public service or public utilities laws, rules or regulations of any jurisdiction, (c) the antitrust, securities, antifraud. trade regulations, investment company or similar laws of the United States or any other jurisdiction, (d) the franchise or similar laws of the United States, or any other jurisdiction, (e) the laws, rules or regulations of any municipality or other local agency within any state, or (f) the laws of any other jurisdiction. We are members of the bar of the State of New York. and. as such, do not purport to be experts on laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and certain Federal laws of the United States. With respect to regulatory matters governed by the Communications Act of 1934, and the rules and regulations, decisions and policies published and promulgated by the FCC thereunder and pursuant thereto, we have relied. with your permission, on the opinion of Young & Jatlow dated today and addressed to each of you. a copy of which is annexed hereto. With respect to our opinions set forth in paragraphs 1. 2, 3. 4(a) and 5(a). we have relied solely with your permission, on the opinion of Michael Berg. General Attorney for AT&T Corp. dated today and addressed to each of you. a copy of which is annexed hereto.

          This opinion is being furnished to you in connection with the Closing occurring today. This opinion is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our prior written consent. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur.


                                     Very truly yours,

                                  Schedule A
                                  ----------

Company:
--------

Triton PCS Holdings, Inc.
c/o Triton Communications, L.L.C.
101 Lindenwood Drive, Suite 125
Malvern, PA 19355
Attn:    Michael E. Kalogris
         Steven R. Skinner

Cash Equity Investors:
----------------------

CB Capital Investors, L.P.                Toronto Dominion Capital (USA), Inc.
380 Madison Avenue, 12th Floor            31 West 52nd Street
New York, NY 10017                        New York, NY 10019
Attn: Arnie Charkin                       Attn.  Brian Rich

J.P. Morgan Investment Corporation        Toronto Dominion Capital (USA), Inc.
101 California Street, 38th Floor         909 Fannin, Suite 1700
San Francisco, CA 94111                   Houston, TX 77010
Attn: John Watkins                        Attn: Martha Gariepy

Sixty Wall Street SBIC Fund, L.P.         First Union Capital Partners, Inc.
101 California Street, 38th Floor         One First Union Center
San Francisco, CA 94111                   301 South College Street, 5th Floor
Attn: John Watkins                        Charlotte, NC 28288-0732
                                          Attn: Watts Hamrick

Private Equity Investors III, L.P.        Dag-Triton PCS, L.P.
540 Madison Avenue, 36th Floor            Two Embarcadero Center, Suite 2930
New York, NY 10022                        San Francisco, CA 94111
Attn: Damon Ball                          Attn: John Duff

Equity-Linked Investors-II
540 Madison Avenue, 36th Floor
New York, NY 10022
Attn: Damon Ball

Management Stockholders:
------------------------

Michael E. Kalogris                       Steven R. Skinner
c/o Triton Communications, L.L.C.         c/o Triton Communications, L.L.C.
101 Lindenwood Drive, Suite 125           101 Lindenwood Drive, Suite 125
Malvern, PA 19355                         Malvern, PA 19355

                               February 4, 1998


To the Persons Listed on Schedule A Hereto

Ladies and Gentlemen:

          I am General Attorney for AT&T Corp., a New York corporation
("AT&T Corp."), the parent of AT&T Wireless Services, Inc. a Delaware corporation ("AWS") and AT&T Wireless PCS Inc., a Delaware corporation ("AT&T PCS" and, together with AWS and AT&T Corp., the "AT&T Parties"), and have acted in connection with the closing (the "Closing" under the Securities Purchase Agreement dated as of October 8, 1997 (the "Securities Purchase Agreement"), by and among AT&T PCS, the Cash Equity Investors, the Management Stockholders, and Triton PCS Holdings, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Securities Purchase Agreement. This opinion is being delivered pursuant to Section 7 of the Securities Purchase Agreement.

          In connection herewith, we have examined executed copies or photocopies of executed copies of the following documents (collectively, the "Transaction Documents"):

          1.   the Securities Purchase Agreement;

          2.   the Stockholders' Agreement;

          3.   the Network Membership License Agreement;

          4.   the Roaming Agreement; and

          5. the instruments of assignment referred to in Section 3.1 of the Securities Purchase Agreement (the "Instruments of Assignment").

          In giving this opinion, I have examined and relied on the representations as to factual matters contained in or made pursuant to the Transaction Documents, and have also examined and relied upon the originals, or copies certified or otherwise identified, of such corporate records, documents, certificates and other instruments, and have made such other investigations, as in my judgment are necessary or appropriate to enable me to render the opinions expressed below.

          In such examinations. I have assumed the legal capacity of all natural persons, the genuineness of all signatures. the authenticity' of all documents submitted to me as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. I have also assumed that each of the parties (other than the AT&T Parties) has the full power. authority and legal right to enter into and perform its obligations under each of the Transaction Documents to which it is a party, and has duly authorized, executed and delivered the same, and that each such agreement or instrument is its valid and binding obligation, enforceable against it in accordance with its terms. I express no opinion as to the effect on the opinions expressed herein of (a) the compliance or non-compliance of any party (other than the AT&T Parties) to the Transaction Documents with any state, Federal or other laws or regulations applicable to them, (b) the regulatory status or the nature of the business of any party to the Transaction Documents (other than the AT&T Parties) or (c) the applicability or effect of any fraudulent transfer or similar law on the Transaction Documents or any transactions contemplated thereby.

          As used herein, the term "Applicable Laws" means the General Corporation Law of the State of Delaware and the laws, rules and regulations of the State of New York and of the United States; and "Governmental Authorities" mean any New York, Delaware or federal executive, legislative, judicial, administrative or regulatory body.

          Based upon the foregoing, subject to the assumptions, qualifications and limitations stated herein, and relying as to factual matters solely upon statements of fact contained in the documents that we have examined, we are of the opinion that:

          1. Each AT&T Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

          2. Each AT&T Party has all requisite corporate power to own, lease and operate its properties and to carry on its business as now being conducted, and to execute, and deliver and perform its obligations under the Transaction Documents to which it is a party, including the assignment to the Company of the AT&T Contributed Licenses, and in each case to engage in the respective Transactions.

          3. The execution, delivery and performance by each AT&T Party of each of the Transaction Documents to which it is a party, and the consummation of the Transactions, including the License Transfer, have been duly authorized by all necessary corporate action on the part of each such AT&T Party and its stockholders and no other proceedings on its part or the part of its stockholders is necessary to authorize the Transaction Documents or to consummate the Transactions.

          4. Each Transaction Document to which an AT&T Party is a party has been duly executed and delivered by such AT&T Party and constitutes the valid and binding obligation of such AT&T Party.

          5. Except as set forth in the Transaction Documents (including by reference to a schedule or exhibit), neither the execution, delivery and performance by each AT&T Party of the Transaction Documents to which it is party, nor the consummation by any AT&T Party of the Transactions, including the License Transfer will, conflict with any provision of the organizational documents of such AT&T Party.

          The foregoing opinions are limited to the laws of the State of New York. the General Corporation Law of the State of Delaware and the Federal laws of the United States of America, except that I express no opinion as to (a) matters arising under or governed by the Communications Act of 1934 or the rules and regulations of the Federal Communications Commission (the "FCC") promulgated thereunder, (b) the public service or public utilities laws, rules or regulations of any jurisdiction, (c) the antitrust or similar laws of the United States or any other jurisdiction, (d) the franchise or similar laws of the United States, or any other jurisdiction, or (e) the laws of any municipality or other local agency within any state. I am a member of the bar of the State of New York, and, as such, do not purport to be an expert on laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and certain Federal laws of the United States.

          This opinion is being furnished to you in connection with the Closing occurring today. This opinion is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to- for any other purpose without our prior consent. except that Rubin Baum Levin Constant & Friedman ("Rubin Baum"), counsel to AT&T PCS may rely on this opinion in connection with rendering Rubin Baum's opinion as required under the Purchase Agreement. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur.

                                   Very truly


                                        Michael Berg
                                        General Attorney

                                  Schedule A
                                  ----------
Company:
--------

Triton PCS Holdings, Inc.
c/o Triton Communications, L.L.C.
101 Lindenwood Drive, Suite 125
Malvern, PA 19355
Attn:    Michael E. Kalogris
         Steven R. Skinner

Cash Equity Investors:
----------------------

CB Capital Investors, L.P.                Toronto Dominion Capital (USA), Inc.
380 Madison Avenue, 12th Floor            31 West 52nd Street
New York, NY 100 17                       New York, NY 10019
Attn: Arnie Charkin                       Attn.  Brian Rich

J.P. Morgan Investment Corporation        Toronto Dominion Capital (USA), Inc.
101 California Street, 3 8th Floor        909 Fannin, Suite 1700
San Francisco, CA 94111                   Houston, TX 77010
Attn: John Watkins                        Attn: Martha Gariepy

Sixty Wall Street SBIC Fund, L.P.         First Union Capital Partners, Inc.
101 California Street, 3 8th Floor        One First Union Center
San Francisco, CA 94111                   301 South College Street, 5th Floor
Attn: John Watkins                        Charlotte, NC 28288-0732
                                          Attn: Watts Hamrick

Private Equity Investors III, L.P.        Dag-Triton PCS, L.P.
540 Madison Avenue, 36th Floor            Two Embarcadero Center, Suite 2930
New York, NY 10022                        San Francisco, CA 94111
Attn: Damon Ball                          Attn: John Duff

Equity-Linked Investors-II
540 Madison Avenue, 36th Floor
New York, NY 10022
Attn: Damon Ball

Management Stockholders:

Michael E. Kalogris                       Steven R. Skinner
c/o Triton Communications, L.L.C.         c/o Triton Communications, L.L.C.
101 Lindenwood Drive, Suite 125           101 Lindenwood Drive, Suite 125
Malvern, PA 19355                         Malvern, PA 19355

                                                                       EXHIBIT I

Triton PCS, Inc.
101 Lindenwood Drive
Suite 125
Malvern, PA 19335

Cash Equity Investors
On the Attached Schedule


Gentlemen:

         We have acted as special communications counsel on Federal Communications Commission ("FCC") matters to AT&T Wireless PCS Inc., its subsidiaries and affiliates ("AT&T PCS") in connection with the negotiation, preparation and execution of the Securities Purchase Agreement and Stockholders Agreement (collectively referred to as "Agreements"). This opinion is delivered to you pursuant to Section 7.2(e) and 7.4(e) of the Securities Purchase Agreement. Unless otherwise defined herein or the context hereof otherwise requires, each term used herein with its initial letter capitalized has the meaning given to such term in the Agreements.

         In connection with this opinion, we have examined executed copies of the Agreements, and related documents referred to herein. We have also examined such records, documents, certificates, and other instruments, including without limitation those of the FCC, and have made such investigations of fact and law as we deem necessary to render this opinion. In making such examinations, we have assumed the authenticity of all signatures and of all documents submitted to us as originals and the conformity to originals of all documents submitted to us as copies. We have relied on representations made by officers and authorized employees of AT&T PCS. We have limited our investigation to matters of record before the FCC and to matters which have come to our attention in representing AT&T PCS. This opinion is limited to matters arising under the Communications Act of 1934, as amended ("the Act"), and the rules and regulations of the FCC ("Commission rules").

         Based upon and subject to the foregoing, it is our opinion that:

         1. AT&T PCS is the legal holder of the PCS Licenses attached to
Schedule III of the Securities Purchase Agreement. Each of the PCS Licenses is valid and is in full force and effect. With regard to the PCS Licenses, AT&T PCS has submitted to the FCC all required material documents, applications and reports required pursuant to FCC Rules and is in compliance with respect to the operation of the PCS Licenses in all material respects.

         2. There is not pending, nor to the best of our knowledge, threatened, against AT&T PCS or the PCS Licenses, any application, action, petition, objection or other pleading, or any proceeding pending at the FCC which questions or consents the validity of, or seeks the revocation, non-renewal or suspension of, any of the PCS Licenses or which seeks modification of any of the PCS Licenses in any case which would have a material adverse effect on the ability of AT&T PCS to consummate the transactions contemplated by the Agreements.

         3. All FCC consents required in order to consummate the transactions contemplated by the Agreements have been obtained and all such consents are Final Orders.

         4. There is not pending at the FCC any action, petition or proceeding, nor to the best of our knowledge is any such matter threatened, against AT&T PCS which could cause AT&T PCS to be ineligible to hold the PCS Licenses.

         This opinion is furnished by us as counsel to AT&T PCS, to you, your counsel, your successors and assigns solely in connection with the subject transactions. This opiruon may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose without our prior written consent. Notwithstanding the foregoing, we hereby consent to reliance hereon by your lenders under your senior credit facility and your lenders successors and any future participants and assigns that are financial institutions as expressly permitted by the credit agreement provided that you advise the recipient that: (1) this opinion speaks only as of the date hereof and to its addressees and their respective successors and permitted participants and assigns, (2) we have no responsibility or obligation to update this opinion to consider its applicability or correctness; and (3) we have no responsibility or obligation to take into account changes in law, facts or any other development of which we may later become aware.

                                   Sincerely,

                                   Young & Jatlow


                                   __________________________________
                                   David C. Jatlow
                                   For the Firm

                                                                       EXHIBIT J

                                                                February 4, 1998


AT&T Wireless PCS Inc.
Management Stockholders listed
on Schedule I hereto


Ladies and Gentlemen:

                  We have acted as counsel for those entities listed on Exhibit A hereto (the "Cash Equity Investors") in connection with the closing (the
               ---------------------
"Closing") under the Securities Purchase Agreement, dated as of October 8, 1997
 -------
(the "Securities Purchase Agreement"), by and among the Cash Equity Investors,
      -----------------------------
AT&T Wireless PCS Inc., a Delaware corporation ("AT&T PCS"), the Management
                                                 --------
Stockholders named therein and Triton PCS Holdings, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein without definition shall have the
      -------
respective meanings ascribed to them in the Securities Purchase Agreement. This opinion is being delivered pursuant to Section 7 of the Securities Purchase
                                       ---------
Agreement.

                  In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction of the following:

                  (i)      the Securities Purchase Agreement,

                  (ii)     the Stockholders' Agreement;

                  (iii)    the Pledge Agreements;

                  (iv)     the Restated Certificate; and

                  (v)      the Restated Bylaws.

                  The items referred to in clauses (i) - (iii) above are
                                           ------- ---   -----
referred to herein as the "Transaction Documents". We have also examined such
                           ---------------------
corporate and limited partnership records, documents, certificates and other instruments as we have deemed necessary as a basis for the opinions set forth below. We wish to point out that we do not represent. and are not familiar with, the business or operations of the Cash Equity Investors. Accordingly. as to questions of fact material to such opinions. we have been shed with, and with your consent have relied solely and without independent investigation upon, (a) the foregoing records. documents and other instruments, (b) the truth and accuracy of the representations and warranties of the parties set forth in or made pursuant to the Transaction Documents and (c) certificates and assurances, including telephonic advice, from public officials, in each case as we have deemed necessary for purposes of expressing the opinions set forth herein.

AT&T Wireless PCS Inc.
Management Stockholders
February 4, 1998
Page 2

                  In our examination, and for all purposes of the opinions expressed in this letter, we have assumed, with your permission. and without independent investigation, that:

                           (a) the signatures of individuals (other than
                  individuals signing on behalf of the Cash Equity Investors) signing all documents in connection with which this opinion is rendered are genuine and authorized;

                           (b) all documents submitted to us as copies, whether
                  certified or not, conform to authentic original documents;

                           (c) all parties (other than the Cash Equity
                  Investors) to the documents reviewed by us have full power and authority to execute, deliver and performed thereunder and under the documents required or permitted to be delivered and performed thereunder, and all such documents have been duly authorized by all necessary corporate or other actions on the part of such parties, have been duly executed by such parties, have been duly delivered by such parties and, as to all such parties, constitute the legal, valid and binding obligations of such parties;

                           (d) no consent, approval, authorization, declaration
                  or filing by or with any governmental commission, board or agency is required for the valid execution and delivery by the parties to the Transaction Documents (other than the Cash Equity Investors); and

                           (e) there are no agreements between any of the
                  parties that would alter the agreements set forth in the Transaction Documents.

                  As used herein, the term "Applicable Laws" means the General Corporation Law of the State of Delaware and the laws. rules and regulations of the State of New York and of the United States, subject in each case to the exceptions set forth below. "Governmental Authorities" means any New York, Delaware or federal executive, legislative, judicial, administrative or regulatory body. Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring solely to the actual knowledge of the particular Mayer Brown & Platt attorneys who have represented the Cash Equity Investors in connection with the Transaction Documents. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

                  Based upon the foregoing, subject to the assumptions, qualifications and limitations stated herein, we are of the opinion that:

                  1. Each Cash Equity Investor is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

AT&T Wireless PCS Inc.
Management Stockholders
February 4, 1998
Page 3

                  2. Each Cash Equity Investor has all requisite corporate, limited partnership, or limited liability company (as the case may be) power to execute, deliver and perform its obligations under the Transaction Documents to which it is a party.

                  3. The execution, delivery and performance by each Cash Equity Investor of each of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary cornomte or partnership (as the case may be) action on the part of each such Cash Equity Investor and its stockholders or partners (as the case may be) and no other proceedings on its part or the part of its stockholders or partners is necessary to authorize the Transaction Documents or consummate the Transactions.

                  4. Each Transaction Document to which a Cash Equity Investor is a party has been duly executed and delivered by such Cash Equity Investor and constitutes the valid and binding obligation of such Cash Equity Investor. enforceable against such Cash Equity Investor in accordance with its terms, subject to the following qualifications:

                           (a) enforcement may be limited by applicable
                  bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

                           (b) our opinion is subject to the effect of general
                  principles of equity, including, without limitation. concepts of materiality. reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law) and by limitations on the availability of specific performance. injunctive relief or other equitable remedies;

                           (c) our opinion is subject to limitations on the
                  enforceability of any rights to contribution or indemnification provided for in any of the Transaction Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law or regulation);

                           (d) no opinion is expressed as to the enforceability
                  of provisions relating to restrictive covenants, waiver of remedies (or the delay or omission of enforcement thereof), disclosures, liability, limitations, with respect to third parties, releases of legal or equitable rights or discharges of defenses;

                           (e) no opinion is expressed as to any agreement by
                  any Cash Equity Investor to the jurisdiction of a particular court or to the submission to arbitration; and

                           (f) no opinion is expressed as to any provision (i)
                  purporting to waive

AT&T Wireless PCS Inc.
Management Stockholders
February 4, 1998
Page 4

                  any objection to the laying of venue or any claim that an action or proceeding has been brought in an inconvenient forum or (ii) which provides that the Transaction Documents may only be amended, modified or waived in writing or stating that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclul@ recourse to one or more remedies.

                  5. Except as set forth in the Transaction Documents (including by reference to a schedule or exhibit), neither the execution, delivery and performance by any Cash Equity Investor of the Transaction Documents to which such Cash Equity Investor is a party, nor the consummation by the Cash Equity Investors of the Transactions, will (a) conflict with the organizational documents of such Cash Equity Investor; (b) contravene any provision of Applicable Law; or (c) require any Consent on the part of any Governmental Authority, other than consents required by the Federal Communications Commission and the Federal Trade Commission, except, in the case of clauses (b) and (c) hereof, where such contravention, or the failure to obtain or give such Consent, would not have a Material Adverse Effect on it or materially adversely affect the Transactions.

                  The foregoing opinions are limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America, except that we express no opinion as to
(i) matters arising under or governed by the Communications Act of 1934 or the rules and regulations of the Federal Communications Commission (the "FCC") promulgated thereunder, (ii) public service or public utilities, securities, antitrust. investment company or similar laws of the United States or any other jurisdiction, (iv) the franchise or similar laws of the United States or any other jurisdiction, or (v) the laws of any county, city. municipal or other local ordinances. rules or regulations of any state. Our opinions rendered in paragraphs 1, 2, our opinion with respect to due execution and delivery in paragraph 4 and our opinion in paragraph 5(a) are based solely upon the opinion of Messrs. Howard Rice Nemerovski Canady Falk & Rabkin, dated February 4, 1998, with respect to DAG-Triton PCS, L.P., a copy of which is attached hereto. Our opinions rendered in paragraphs 1, 2, 3, our opinion with respect to due execution and delivery in paragraph 4 and our opinion in paragraph 5(a) are based solely upon the opinion of Steve Antal, Counsel to First Union Capital Partners, Inc., dated February 4, 1998, with respect to First Union Capital Partners, Inc., a copy of which is attached hereto. Our opinions rendered in paragraph 5(b) and (c) above are based upon our review of those statutes, rules, regulations and judicial decisions which n our experience are normally applicable to or normally relevant in connection with transactions of the type provided for in the Transaction Documents. We are members of the bar of the State of New York, and, as such, do not purport to be experts on laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and certain Federal laws of the United States.

AT&T Wireless PCS Inc.
Management Stockholders
February 4, 1998
Page 5

                  The opinion expressed herein shall be effective only as of the date of this opinion letter. We do not assume responsibility for updating this opinion letter as of any date subsequent to the date of this opinion letter.

                  This opinion is being furnished to you solely in connection with the Closing occurring today. This opinion is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our prior written consent.


                                                 Very truly yours,

                                                                      SCHEDULE I

                           Management Stockholders:
                           -----------------------

                               Michael Kalogris
                                Steven Skinner

                                                                       Exhibit A


                             CASH EQUITY INVESTORS
                             ---------------------

CB Capital Investors, L.P.                  First Union Capital Partners, Inc.
380 Madison Avenue, 12th Floor              One First Union Center
New York, NY 10017                          301 South College Street / 5th Floor
Attn: Arnie Chavkin                         Charlotte, NC 28288-0732
Tel: (212) 622-3100                         Attn: Watts Hanuick
Fax: (212) 622-3101                         Tel: (704) 374-4791
                                            Fax: (704) 374-6711

J.P. Morgan Investment Corporation          DAG-Triton PCS, L.P.
101 California Street, 38th Floor           Two Embarcadero Center
San Francisco, CA 94111                     Suite 2930
Attn: John Watkins                          San Francisco, CA 94111
Tel: (415) 954-3200                         Attn: John Duff
Fax: (415) 954-4737                         Tel: (415) 788-2755
                                            Fax: (415) 788-7311

Sixty Wall Street SBIC Fund, L.P.
101 California Street, 3 8th Floor
San Francisco, CA 94111
Attn: John Watkins
Tel: (415) 954-3200
Fax: (415) 954-4737

Private Equity Investors III, L.P.
540 Madison Avenue, 36th Floor
New York, NY 10022
Attn: Damon Ball
Tel: (212) 838-9191
Fax: (212) 838-9807

Equity-Linked Investors-II
540 Madison Avenue, 36th Floor
New York, NY 10022
Attn: Damon Ball
Tel: (212) 838-9191
Fax: (212) 838-9807

       [Opinion of Messrs. Howard Rice Nemerovski Canady Falk & Rabkin]

                                                                February 4, 1998


Mayer, Brown & Platt
1675 Broadway
New York, NY 10019-5820


  Ladies and Gentlemen:

                  We have acted as counsel for DAG-Triton PCs, L.P., a Delaware limited partnership (the "Partnership"), in connection with the closing (the "Closing") under the Securities Purchase Agreement, dated as of October 8, 1997 (the "Securities Purchase Agreement"), by and among AT&T Wireless PCs Inc., a Delaware corporation ("AT&T PCs"), the Cash Equity Investors, the Management Stockholders, and Triton PCs, Inc., a Delaware corporation (the "Company"). By Joinder to Securities Purchase Agreement dated as of December 19, 1997, Duff Ackerman Goodrich & Associates, L.P. ("DAG") joined and agreed to be bound by the Securities Purchase Agreement. By Assignment and Assumption Agreement dated as of December 22, 1997, DAG assigned to the Partnership, and the Partnership assumed, all of DAG's rights and obligations under the Securities Purchase Agreement. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Securities Purchase Agreement. This opinion in being delivered pursuant to Section 7 of the Securities Purchase Agreement.

                  In connection herewith, we have examined executed copies or photocopies of executed copies of the following documents (collectively, the "Transaction Documents"):

                  1.        the Securities Purchase Agreement;

                  2.        the Restated Certificate and Restated Bylaws;

                  3.        the stockholders' Agreement; and

                  4.        the Pledge Agreement.

                  In giving this opinion, we have examined and relied on the representations as to factual matters contained in or made pursuant to the Transaction Documents, and have also examined and relied upon the originals, or copies, certified or otherwise identified to our satisfaction, of such corporate and partnership records, documents, certificates and other instruments, and have made such other investigations, as in our judgment are necessary or appropriate to enable us to render the opinions expressed below.

                  In our examinations, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies.

Mayer, Brown & Platt
February 4, 1998
Page 2

                  Based upon the foregoing, subject to the assumptions, qualifications and limitations stated herein, we are of the o,o2.n3.on that:

                  1. The Partnership is validly existing and in good standing under the laws of the State of Delaware.

                  2. The Partnership has all requisite limited partnership power to execute, deliver and perform its obligations under the Transaction Documents to which it is a party, and in each case to engage in the respective Transactions.

                  3. The execution, delivery and performance by the Partnership of each of the Transaction Documents to which it in a party, and the consummation of the Transactions, have beer. duly authorized by all necessary partnership action on the part of the Partnership and its partners, and no other proceedings on its part or an the part of its partners is necessary to authorize the Transaction Documents or consummate the Transactions.

                  4. Each Transaction Document to which the Partnership is a party has been duly executed and delivered by the Partnership.

                  5. Except as set forth in the Transaction Documents (including by reference to a schedule or exhibit), neither the execution, delivery and performance by the Partnership of the Transaction Documents to which the Partnership is a party, nor the consummation by the Partnership of the Transactions, will conflict with the organizational documents of the Partnership.

                  We have disclosed to you that we are members of the bar of the State of California, are admitted to practice only in the State of California, and are opining herein only with respect to the substantive laws of the State of California and the General Corporation Law of the State of Delaware. Without limiting the foregoing, we express no opinion as to (i) matters arising under or governed by the Communications Act of 1934 or the rules and regulations of the Federal Communications Commission Promulgated thereunder, (ii) the public service or public utilities laws, rules or regulations of any jurisdiction,
(iii) the antitrust or similar laws of the United States or any other jurisdiction, (iv) the franchise or similar laws of the United States or any other jurisdiction, or (v) the laws of any municipality or other local agencies within any state. In addition, we express no opinion as to conflicts of law or choice o-@ law.

                  This opinion is being furnished to you in connection with the Closing occurring today. This opinion is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our prior consent. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur.

Mayer, Brown & Platt
February 4, 1998
Page 3

                                              Very truly yours,
                                              HOWARD, RICE, NEMEROVSKI, CANADY,
                                                     FALK & RABKIN
                                              A Professional Corporation

                                              By:______________________________
                                                      Donald S. Scherer

    [Opinion of Steve Antal, Counsel to First Union Capital Partners, Inc.]

                                                                February 4, 1998


MAYER, BROWN & PLATT
1675 Broadway
New York, New York  10019-5820

Ladies and Gentlemen:

                  We have acted as counsel for First Union Capital Partners, Inc. ("FUCP") in connection with the closing (the "Closing") under the Securities Purchase Agreement, dated as of October 8, 1997 (the "Securities Purchase Agreement"), by and among certain Cash Equity Investors, (including
FUCP), AT&T Wireless PCS Inc., a Delaware corporation ("AT&T PCS"), the Management Stockholders, and Triton PCS, Inc., a Delaware Corporation (the "Company"). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Securities Purchase Agreement.

                  In connection herewith, we have examined executed copies or photocopies of executed copies of the following documents (collectively, the "Transaction Documents"):

                  1.        The Securities Purchase Agreement;

                  2.        The Restated Certificate and Restated Bylaws;

                  3.        The Stockholders' Agreement

                  4.        The Pledge Agreement

                  In giving this opinion, we have examined and relied on the representations as to factual matters contained in or made pursuant to the Transaction Documents, and have also examined and relied upon the originals, or copies certified or otherwise identified to our satisfaction, of such corporate records, documents, certificates and other instruments, and have made such other investigations, as in our judgment are necessary or appropriate to enable use to render the opinions expressed below.

                  In our examinations, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. We have also assumed that each of the parties (other than FUCP) has the full power, authority and legal right to enter into and perform its obligations under each of the Transaction Documents to which it is a party, and that each such agreement or instrument is its valid and binding obligation, enforceable against it in accordance whit its terms. We express no opinion as to the effect on the opinion s expressed herein of (i) the compliance or non-compliance of any party (other than FUCP) to the Transaction Documents with any state, federal or other laws or regulations applicable to them,

Mayer, Brown & Platt
February 4, 1998
Page 2

(ii) the regulatory status or the applicability or effect of any fraudulent transfer or similar law on the Transaction Documents or any transactions contemplated thereby.

                  As used herein, the term "Applicable Laws" means the General Corporation Law of the State of Delaware and the law, rules and regulations of the State of New York and of the United States, subject in each case to exceptions set forth in the penultimate paragraph of this opinion. "Governmental Authorities" means any New York, Delaware or regulatory body. Whenever our opinion herein is indicated intended to signify that, in the course of our preparation of this opinion. "Governmental Authorities" means any New York, Delaware or federal executive, legislative, judicial, administrative or regulatory body. Whenever our opinion herein is indicated to be based upon our knowledge of any matter or issue, it is intended to signify that, in the course of our preparation of this opinion and representation of FUCP in connection with its execution and delivery of the Transaction Documents, without having made any special investigation, none of the attorneys who were involved in the preparation of the opinion, or such representation of FUCP, has acquired actual knowledge of the matter or issue.

                  Based upon the foregoing, subject to the assumption, qualifications and limitations stated herein, and relying as to factual matters solely upon statements of fact contained in the document that we have examined, we are of the opinion that:

                  1. FUCP is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                  FUCP has all requisite corporate power to execute, deliver and perform its obligations under the Transaction Documents to which it is a party, and in each case to engage in the respective Transactions.

                  The execution, delivery and performance by FUCP of each of the Transaction Documents to which it is a party, and the consummation of the Transactions, have been duly authorized by all necessary corporate action on the part of FUCP and no other proceedings on its part or the part of its stockholders is necessary to authorize the Transaction Documents or consummate the Transactions.

                  Each Transaction Document to which FUCP is a party has been duly executed and delivered by FUCP and constitutes the valid and binding obligation of FUCP, enforceable against FUCP in accordance with its terms, subject to the following qualifications:

                           a. enforcement may be limited by applicable
                  bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

                           b. our opinion is subject to limitations on the
                  enforceability of any rights to contribution or indemnification provided for in any of the Transaction

Mayer, Brown & Platt
February 4, 1998
Page 3

                  Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law or regulation); and

                           c. no opinion is expressed as to the enforceability
                  of provisions relating to restrictive covenants, waiver of remedies (or delay or omission of enforcement thereof), disclosures, liability, limitations, with respect to third parties, indemnification, releases of legal or equitable rights or discharges of defenses.

                  5. Except as set forth in the Transaction Documents (including by reference to a schedule or exhibit), neither the execution, delivery and performance by FUCP of the Transaction Documents to which FUCP is a party, nor the consummation by FUCP of the Transactions, will (a) conflict with the organizational documents of the Company; (b) contravene any provision of Applicable Law; or (c) require any Consent on the part of any Governmental Authority, except, in the case of clauses (b) and (c) hereof, where such contravention, or the failure to obtain or give such Consent, would not have a Material Adverse Effect on it or materially adversely affect the Transactions.

                  The foregoing opinions are limited to the law of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America, except that we express no opinion as to
(i) matters arising under or governed by the Communications Act of 1934 or the rules and regulations of the Federal Communications Commission (the "FCC") promulgated thereunder, (ii) the public service or public utilities laws, rules or regulations of any jurisdiction, (iii) the antitrust or similar laws of the United States or any other jurisdiction, (iv) the franchise, blue-sky or similar laws of the United States or any other jurisdiction, or (v) the laws of any municipality or other local agencies within any state. We are members of the bar of the State of New York, and, as such, do not purport to be experts on laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and certain Federal laws of the United States.

                  This opinion is being furnished to you in connection with the Closing occurring today. This opinion is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our prior consent. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur.

                                                     Very truly yours,

Mayer, Brown & Platt
February 4, 1998
Page 4

                                                     Stephen J. Antal

                                                                       EXHIBIT K

                               PLEDGE AGREEMENT
                               ----------------

     PLEDGE AGREEMENT, dated February 4, 1998, made by Steven R. Skinner ("Pledgor"), to Triton PCS, Inc., a Delaware corporation ("Pledgee").
  -------                                                  -------

     WHEREAS, Pledgor has entered into a Securities Purchase Agreement, dated as of October 8, 1997 (the "Purchase Agreement"; capitalized terms defined therein
                         ------------------
and not otherwise defined herein being used herein as therein defined), with the Company, the other Cash Equity Investors, and the other parties named therein, pursuant to which Pledgor has agreed, among other things, to make Cash Equity Investor Contributions to the Company on the terms and subject to the conditions thereof;

     WHEREAS, Pledgor is the owner of 2,500 shares (the "Pledged Shares") of
                                                         --------------
Series C Preferred Stock, par value $0.01 per share, of the Company;

     WHEREAS, the other parties to the Purchase Agreement have required, as a condition to their execution and delivery of the Purchase Agreement and their consummation of the transactions contemplated thereby, that Pledgor make the pledge contemplated by this Agreement in order to secure Pledgor's obligation to make capital contributions to the Company in respect of its Unfunded Commitment in accordance with the terms of Section 2.2 of the Securities Purchase Agreement and Section 3.10 of the Stockholders Agreement (the "Unfunded Commitment
                                                     -------------------
Obligations");
-----------

     NOW, THEREFORE, in consideration of the premises and in order to induce the other Purchasers to make their respective Contributions to the Company, Pledgor hereby agrees with Pledgee as follows:

     SECTION 1.  Pledge.  Pledgor hereby pledges to Pledgee, and grants to
                 ------
Pledgee a security interest in the following, whether now owned or hereafter acquired (the "Collateral"):
               ----------

     (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

     (b) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described above).

     SECTION 2.  Security for Obligations. This Agreement secures the Unfunded
                 ------------------------
Commitment Obligations and all Pledgor's obligations under, in respect of or in connection with this Agreement (all such obligations being referred to hereinafter, together with the Unfunded Commitment Obligations, as the "Obligations").
                                                           -----------
Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by Pledgor to Pledgee under the Purchase Agreement or Stockholders Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Pledgor.

          SECTION 3.  Delivery of Collateral.  All certificates or instruments
                      ----------------------
representing or evidencing the Collateral shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee. Pledgee shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Collateral, subject only to the rights specified in
Section 6(a); provided, that notwithstanding the foregoing, until any transfer
              --------
of beneficial ownership with respect to the Collateral pursuant to any exercise of remedies under Section 11, Pledgor shall continue to be the beneficial owner of the Collateral. In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 4.  Representations and Warranties.  Pledgor represents and
                      ------------------------------
warrants as follows:

          (a) Pledgor is the legal and beneficial owner of the presently existing Collateral free and clear of any Lien except for the security interest created by this Agreement and Liens created by the Stockholders Agreement.

          (b) The pledge of the Pledged Shares pursuant to this Agreement, together with the delivery of the Pledged Shares pursuant to Section 3, creates a valid and perfected first priority security interest in the presently existing Collateral, securing the payment of the Obligations.

          (c) No consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the pledge by Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) for the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except (x) as may be required in connection with any disposition of any portion of the Pledged Shares by laws affecting the offering and sale of securities generally, (y) that the consent, authorization or approval of the FCC may be required if the exercise of rights or remedies by Pledgee hereunder would result in a voluntary or involuntary assignment of or transfer of control of a License and
(z) for the filing of financing statements pursuant to the Code (as defined below) with respect to Collateral).

          SECTION 5.  Further Assurances.  Pledgor agrees that at any time and
                      ------------------
from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including, without limitation, all action specified in Section 13.

          SECTION 6.  Voting Rights; Dividends; Etc. (a) Unless and until
                      -----------------------------
Pledgor shall fail to pay in full within 35 days of the due date any of the Unfunded Commitment Obligations:

          (i) Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Stockholders Agreement.

          (ii) Pledgor shall be entitled to receive and retain any and all dividends and interest, cash, instruments and other property paid in respect of the Collateral, provided that any and all
                                --------

                (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

                (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral,

     shall be, and shall be forthwith delivered to Pledgee to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Pledgee as Collateral in the same form as so received (with any necessary endorsement or assignment).

          (b) In the event that Pledgor shall fail to pay in full within 35 days of the due date any of the Unfunded Commitment Obligations:

          (i) All rights of Pledgor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i), and to receive the dividends, interest, cash, instruments and other property which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii), shall cease, and all such rights shall thereupon become vested in Pledgee who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments.

          (ii) All dividends and interest payments that are received by Pledgor contrary to Section 6(b)(i) shall be received in trust for the benefit of Pledgee, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Pledgee as Collateral in the same form as so received (with any necessary endorsement or assignment).

          (c) Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5(b)(i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to Sections 6(a)(ii) and 6(b)(ii).

          SECTION 7.  Transfer Restriction.  Pledgor shall not Transfer (as such
                      --------------------
term is defined in the Stockholders' Agreement) any Pledged Shares or other Collateral to any Person, unless this Pledge Agreement remains in effect with respect to all of the Collateral (if any) other than the Collateral being Transferred and concurrently with such Transfer the transferee pledges all of the transferred Collateral in favor of the Company pursuant to a pledge agreement in the form of this Pledge Agreement. The Pledgee shall release the security interest created by this Agreement to the extent necessary in order to facilitate any Transfer complying with the terms of this Section 7.

          SECTION 8.  Pledgee Appointed Attorney-in-Fact.  If at any time the
                      ----------------------------------
Pledgor shall fail to pay in full within 35 days of the due date any of its Unfunded Commitment Obligations, Pledgee shall automatically and without further action become Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion to take any action and to execute any instrument which Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of Pledgor under Section 6), including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          SECTION 9.  Pledgee May Perform.  If Pledgor fails to perform any
                      -------------------
agreement contained herein, Pledgee may itself perform, or cause performance of, such agreement, and the expenses of Pledgee incurred in connection therewith shall be payable by Pledgor under Section 12.

          SECTION 10.  Pledgee's Duties.  The powers conferred on Pledgee
                       ----------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the reasonable care in the custody and preservation of any Collateral in its possession and the accounting for monies and other instruments and property actually received by it hereunder, Pledgee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Pledgee accords its own property.

          SECTION 11.  Remedies Upon Default.  In the event that Pledgor shall
                       ---------------------
fail to pay in full within 35 days of the due date any of its Obligations:

          (a) Pledgee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the "Code")
                                                                      ----
(whether or not the Code applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Pledgee may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by Pledgee as Collateral and all cash proceeds received by Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Pledgee, be held by Pledgee as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to Pledgee pursuant to Section 12) in whole or in part by Pledgee against, all or any part of the Obligations then due. Any surplus of such cash or cash proceeds held by Pledgee and remaining after payment in full of all the Obligations shall be paid over to Pledgor.

          SECTION 12.  Interest and Expenses.  In the event that Pledgor shall
                       ---------------------
fail to pay in full within 35 days of the due date any of the Unfunded Commitment Obligations, it will upon demand pay to Pledgee (a) in respect of the period commencing on the date of such payment default and ending on the date its Unfunded Commitment equals zero, interest (computed on the basis of a 360-day year of twelve 30-day months) on the aggregate amount of its Unfunded Commitment at a fluctuating rate per annum equal to the Company's borrowing rate under the Credit Agreement, plus four percent (4%), provided that in no event shall the
                                          --------
Pledgor be obligated to pay interest in excess of the maximum interest rate permitted under applicable law, and (b) the amount of all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Pledgee may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Pledgee hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

          SECTION 13.  Amendments, Etc.  No amendment or waiver of any provision
                       ---------------
of this Agreement, and no consent to any departure by Pledgor here from, shall in any event be effective unless the same shall be in writing and signed by Pledgee and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 14.  Notices.  All notices and other communications provided
                       -------
for hereunder shall be in writing and shall be delivered by hand, by nationally recognized overnight courier or by facsimile transmission, in each case to the address for the recipient specified in the Purchase Agreement. All such notices and other communications shall be effective upon delivery or upon facsimile transmission, when confirmed by return facsimile transmission.

          SECTION 15.  Continuing Security Interest.
                       ----------------------------

          (a) This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the date Pledgor's Unfunded Commitment equals zero, or, if Pledgor shall have failed to pay in full when due any of the Unfunded Commitment Obligations, the later of such date and the date it has paid in full in cash all of the Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Pledgee hereunder, to the benefit of, and be enforceable by, Pledgee and its successors.

          (b) Pledgee agrees to release the Collateral upon deposit by Pledgor into a cash collateral account in favor of Pledgee, the terms of which cash collateral account shall be acceptable to Pledgee in its sole discretion, the aggregate amount of the cash equal to Pledgor's remaining Unfunded Commitment Obligations.

          SECTION 16.  Release and Termination.  Upon the date Pledgor's
                       -----------------------
Unfunded Commitment equals zero, or, if Pledgor shall have failed to pay in full when due any of the Unfunded Commitment Obligations, the later of such date and the date it has paid in full in cash all of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, Pledgee will, at Pledgor's expense, release to Pledgor all Collateral then held by it and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

          SECTION 17.  Governing Law; Terms.  This Agreement shall be governed
                       --------------------
by, and construed in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless other wise defined herein or in the Purchase Agreement, terms defined in Article 9 of the Code are used herein as therein defined.

          IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                             STEVEN R. SKINNER


                                             ________________________________

Agreed and Accepted:

TRITON PCS HOLDINGS, INC.


By_______________________
  Name:
  Title:

                                                                       EXHIBIT L



         AT&T Wireless Services, Inc.
         5000 Carillon Point
         Kirkland, WA 98033

         The Cash Equity Investors party to
         the Securities Purchase Agreement
         referred to below


         Ladies and Gentlemen:

                  We have acted as counsel to Triton PCS Holdings, Inc, a Delaware corporation formerly known as Triton PCS, Inc. (the "Company"), the subsidiaries listed on Exhibit A-1 hereto (the "Subsidiaries") and those stockholders listed on Exhibit A-2 hereto as Type I Management Stockholders (the "Type I Management Stockholders") and Type II Management Stockholders (the "Type II Management Stockholders" and collectively with the Type I Management Stockholders. the "Management Stockholders"), in connection with the closing (the "Closing") under the Securities Purchase Agreement, dated as of October 8, 1997 (together with the documents attached as schedules and exhibits thereto, the "Securities Purchase Agreement"), by and among the Company, Michael E. Kalogris ("Kalogris"), Steven R. Skinner ("Skinner"), AT&T Wireless PCS Inc.. a Delaware corporation ("AT&T PCS"), and the Cash Equity Investors that are parties thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Securities Purchase Agreement. This opinion letter is being delivered to you pursuant to Sections 7.3(d) and 7.4(d) of the Securities Purchase Agreement.

                  In connection herewith, we have examined executed copies or photocopies of executed copies of the following documents (collectively, the "Transaction Documents"):

                  1.       the Securities Purchase Agreement;

                  2.       the Restated Certificate and Restated Bylaws;

                  3.       the Stockholders' Agreement;

                  4.       the Network Membership License Agreement;

                  5.       the Roaming Agreement;

                  6.       the Employment Agreements; and

                  7. the Pledge Agreements executed by Kalogris and Skinner.

                  In rendering this opinion letter, we have examined and relied on the representations as to factual matters contained in or made pursuant to the Transaction Documents, and have also examined and relied upon the originals, or copies certified or otherwise identified to our satisfaction, of such corporate records, documents, certificates (including the certificate attached hereto as Exhibit B) and other
                                                           ---------
instruments, and have made such other investigations as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. With respect to our opinions expressed in paragraph 1 below as to whether the Company and its Subsidiaries are in good standing under the laws of the State of Delaware, we have, with your permission, relied solely on good standing certificates issued prior to the date hereof by the Office of the Secretary of State of the State of Delaware.

                  In our examinations, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or Photostat copies and the authenticity of the originals of such copies. We have also assumed that (i) each of the parties (other than the Company, the Subsidiaries and the Type I Management Stockholders) has the full power. authority and legal right to enter into and perform its obligations under each of the Transaction Documents to which it is a party, (ii) each of the parties (other than the Company, the Subsidiaries and the Type I Management Stockholders) has duly authorized, executed and delivered the same, (iii) each of the parties (other than the Company, the Subsidiaries and the Type I Management Stockholders) has compiled with the terms of the Transaction Documents, and (iv) each Transaction Document (except, with the respect to the Stockholders' Agreement, as to which our opinion is set forth in paragraph 7 below) is the valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms. We express no opinion as to the effect on the opinions expressed herein of (a) the compliance or non-compliance of any party to the Transaction Documents with any state, federal or other laws or regulations applicable to them except for the compliance by the Company. the Subsidiaries and the Management Stockholders with the DGCL and the DLLCA (as each such term is hereinafter defined) as expressly provided in this opinion letter, (b) the regulatory status or the nature of the business of any party to the Transaction Documents or (c) the applicability or effect of any fraudulent transfer or similar law on the Transaction Documents or any transactions contemplated thereby.

                  Whenever any opinion herein is stated to be based upon our knowledge of any matter or issue, it is intended to signify that, in the course of our preparation of this opinion letter and representation of the Company, the Subsidiaries and the Management Stockholders in connection with their execution and delivery of the Transaction Documents, without having made any special investigation, none of the attorneys who were involved in the preparation of this opinion letter or such representation of the Company. the Subsidiaries and the Management Stockholders has acquired actual knowledge of the matter or issue.

                  Based upon the foregoing, subject to the assumptions, qualifications and limitations stated herein, and relying as to factual matters solely upon statements of fact contained in the documents that we have examined, we are of the opinion that:

                  1. The Company and each of its Subsidiaries that is a corporation are corporations duly organized, validly existing and in good standing- under the laws of the State of Delaware. Each of the Subsidiaries that is a limited liability company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware.

                  2. The Company and each of its Subsidiaries have all requisite corporate (or limited liability company, as applicable) power to own, lease and operate their respective properties and to carry on their respective businesses as now being conducted and as proposed to be conducted under the Transaction Documents, and in the case of the Company to execute, deliver and perform its obligations under the Transaction Documents to which it is a party, including the issuance of the Preferred Stock and the Common Stock, and in each case to engage in the respective Transactions.

                  3. The execution, delivery and performance by the Company and the Subsidiaries of each of the Transaction Documents to which it is a party, and the consummation of the Transactions by the Company and the Subsidiaries, have been duly authorized by all necessary corporate, limited liability company or trust action on the part of the Company, the Subsidiaries and the Type I Management Stockholders and no other proceeding on the part of the Company. the Subsidiaries or the Type I Management Stockholders is necessary to authorize the Transaction Documents or to consummate the Transactions. Each Transaction Document to which the Company, any Subsidiary or a Type I Management Stockholder is a party has been duly executed and delivered by the Company, such Subsidiary and such Type I Management Stockholders.

                  4. Except as set forth in the Transaction Documents (including by reference to a schedule or exhibit). neither the execution, delivery and performance by the Company or any Subsidiary of the Transaction Documents to which it is a party, nor the consummation of the Transactions, will (i) conflict with any provisions of (a) with respect to the Company, the Restated Certificate or the Restated Bylaws, (b) with respect to Triton Management Company, Inc., its certificate of incorporation or its bylaws, or (c) with respect to any other Subsidiary, its certificate of formation or limited liability company agreement, or (ii) require any Consent under the DGCL or DLLCA that has not already been obtained. The execution, delivery and performance by the Company and the Management Stockholders of the Stockholders' Agreement will not contravene any provision of the DGCL.

                  5. Before giving effect to the filing of the Restated Certificate, (i) the authorized capital stock of the Company consists of 1,000,000 shares of Common Stock, par value $0.01 per share, 140,505.69 of which shares are issued and outstanding, have been validly issued and fully paid and are nonassessable, and (ii) to our knowledge, based solely on a review of the Company's stock ledger, the record owners of such shares of Common Stock as of the date hereof, before giving effect to the Transactions,. are set forth on Exhibit A-3 hereto.
                                                           -----------
                           To our knowledge, before giving effect to the Transactions, there are no options, wan-ants. calls, subscriptions, or other rights, or other agreements or commitments, obligating the Company to issue, transfer or sell any shares of capital stock of the Company except pursuant to the Securities Purchase Agreement.

                  6. Upon consummation of the Transactions, the shares of Preferred Stock being issued pursuant to the Securities Purchase Agreement will have been duly authorized and validly issued, will be fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders' Agreement and the Restated Certificate. The shares of Common Stock or Preferred Stock issued upon conversion or exchange of the Preferred Stock. when issued p t to the terms of the Preferred Stock and the Restated Certificate, will be validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company. except as set forth in the Stockholders' Agreement and the Restated Certificate.

                  7. The Stockholders' Agreement has been duly executed and delivered by the Company and the Type I Management Stockholders and constitutes the valid and binding obligation of the Company and the Type I Management Stockholders. enforceable against the Company and the Type I Management Stockholders in accordance with its terms. Assuming the due execution and delivery of the Stockholders' Agreement by the Type II Management Stockholders. the Stockholders' Agreement constitutes the valid and binding obligation of the Type II Management Stockholders in accordance with its terms.

                  The Opinions set forth in paragraph 7 above are subject to the following qualifications:

                  (i) (A) enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law) and the discretion of the court before which any proceeding therefor may be brought, (B) courts might award damages rather than specific performance of contractual provisions involving matters other than the payment of money, and (C) to the extent particular remedies are available;

                  (ii) our opinions are subject to limitations on the enforceability of any rights to contribution or indemnification provided for in the Stockholders' Agreement that are violative of the public policy underlying any law, rule or regulation;

                  (iii) no opinion is expressed as to the enforceability of provisions relating to restrictive covenants, waiver of remedies (or the delay or omission of enforcement thereof), disclaimers, liability limitations with respect to third parties. releases of legal or equitable rights, or discharges of defenses-,

                  (iv) any provision requiring the payment of attorneys' fees may be enforceable only to the extent that a court determines such fees to be reasonable;

                  (v) no opinion is expressed as to any agreement by the Company or any Management Stockholder to the jurisdiction of a particular court or to the submission to arbitration; and

                  (vi) no opinion is expressed as to any provision (A) purporting to waive any objection to the laying of venue or any claim that an action or proceeding has been brought in an inconvenient form or (B) that provides that the Stockholders' Agreement may only be amended, modified or waived in writing or stating that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies.

                  The foregoing opinions are limited to the Delaware General Corporation Law (the "DGCL") and the Delaware Limited Liability Company Act (the "DLLCA"). We are members of the bar of the Conunonwealth of Pennsylvania, and, as such, do not purport to be experts on laws other than the laws of the Commonwealth of Pennsylvania, the DGCL and the DLLCA.

                  This opinion letter is being furnished to you in connection with the Closing occurring today. This opinion letter is solely for your benefit and is not to be used circulated. quoted or otherwise referred to for any other purpose without our prior consent. We assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur.



                                           Very truly yours,



                                           KLEINBARD, BELL & BRECKER LLP


                                           By:_________________________________
                                                  Ralph J. Mauro, Partner

                                 Exhibit A- I


                                 SUBSIDIARIES
                                 ------------



Triton Management Company, Inc.

Triton PCS Holdings Company L.L.C.

Triton PCS Operating Company L.L.C.

Triton PCS License Company L.L.C.

Triton PCS Property Company L.L.C.

Triton PCS Equipment Company L.L.C.

                                  Exhibit A-2

                             MANAGEMENT STOCKHOLDERS
                             -----------------------

Type I Management Stockholders

Michael E. Kalogris
Steven R. Skinner
Michael E. Kalogris, as Trustee under Common Stock Trust
         Agreement for Management Employees dated the date hereof



Type II Management Stockholders



Clyde Smith
David D. Clark
Patricia Gallagher
David Standig
Michael Mears

                                  Exhibit A-3

                   STOCKHOLDERS OF TRITON PCS HOLDINGS, INC.
                   ----------------------------------------


                STOCKHOLDER                             NUMBER OF SHARES OWNED

Michael E. Kalogris                                           78,494.80

Steven R. Skinner                                             58,871.10

Clyde Smith                                                    3,139.79
                                                               --------

                Total                                        140,505.69

                                   Exhibit B


                                  CERTIFICATE
                                  -----------


                  Each of the undersigned hereby certifies to Kleinbard, Bell & Brecker LLP as of the date first above written that:

                  1. As to matters set forth herein, I either have personal knowledge or have obtained information from officers and employees of the Company and its subsidiaries in whom I have confidence and whose duties require them to have personal knowledge thereof.

                  2. I have read and am familiar with the Transaction Documents and the opinion letter to be executed by Kleinbard, Bell & Brecker LLP in connection therewith. The undersigned is executing this certificate to induce Kleinbard, Bell & Brecker LLP to render its opinion letter and understands that Kleinbard, Bell & Brecker LLP will rely upon the foregoing. I know of no reason why the opinion letter should not be issued.


                                TRITON PCS HOLDINGS, INC.

                                By:____________________________________________
                                       David D. Clark, Senior Vice President


                                TRITON PCS INC.

                                By:____________________________________________
                                       David D. Clark, Senior Vice President


                                TRITON MANAGEMENT COMPANY, INC.

                                By:____________________________________________
                                       David D. Clark, Senior Vice President

                                    TRITON PCS HOLDINGS COMPANY L.L.C.
                                    TRITON PCS OPERATING COMPANY L.L.C.
                                    TRITON PCS PROPERTY COMPANY L.L.C.
                                    TRITON PCS EQUIPMENT COMPANY L.L.C.
                                    TRITON PCS LICENSE COMPANY L.L.C.

                                    By:  Triton Management Company, Inc.
                                         its manager



                                    By: ________________________________________
                                          David D. Clark, Senior Vice President

                                                                       EXHIBIT M

AT&T Wireless PCS, Inc.
c/o AT&T Wireless Services, Inc.
5000 Carillon Point
Kirkland, WA  98033

         Re: Securities Purchase Agreement dated as of October 8, 1997 (the "Securities Purchase Agreement") by and among Triton PCS. Inc., AT&T Wireless PCS, Inc., Cash Equity Investors (as such term is defined in the Securities Purchase Agreement), and Management Stockholders (as such term is defined in the Securities Purchase Agreement)
                                   ---------------------------------------------

Ladies and Gentlemen:

          We have acted as special communications counsel on Federal Communications Commission ("FCC") matters to Triton PCS Holdings, Inc., Triton PCS, Inc., and their subsidiaries and affiliates (collectively referred to as "Triton PCS") in connection with the negotiation, preparation and execution of the Securities Purchase Agreement and the Stockholders Agreement (collectively referred to as the "Agreements"). This opinion is rendered to you pursuant to
Section 7.3(d) of Securities Purchase Agreement. Capitalized terms defined in the Agreements and used herein without definition shall have the meanings given such terms in the Agreements.

          As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case we have made only the limited inquiry specified below. For purposes of this opinion, we have made such examination of the Communications Act of 1934, as amended (the "Communications Act") and the rules, regulations and written policies of the FCC ("FCC Rules") as we have deemed necessary. We have also examined, among other things, the Agreements. In our examination, we have assumed the genuiness of all signatures, the legal capacity of all natural persons executing documents, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies.

          With respect to factual matters relating to this opinion. we have relied only upon (i) an examination of the public files of the FCC relating to Triton PCS publicly available on January 29. 1998, (ii) pertinent statements and representations of members of the staff of the FCC, (together with the items in section (i) of this paragraph, the "FCC Records"), and (iii) such certificates from officers of Triton PCS as we have deemed necessary. We have not made any independent review or investigation of factual or other matters for purposes of rendering this opinion. We have also assumed the accuracy, completeness and authenticity of the foregoing public information. We have not examined the records of any governmental agency other than the FCC Records.

          We are opining herein as to the effect on the subject transaction of the Communications Act and the FCC Rules and we express no opinion with respect to the applicability thereto, or the effect thereon, of any other laws, statutes, rules, or regulations. Our opinion does not address the effect, if any, of pending legislation or of proceedings before the FCC or the courts to which Triton PCS is not a party.

          Whenever a statement herein is qualified by "to the best of our knowledge" or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the Agreements do not have current actual knowledge of the inaccuracy of such statement. Except as otherwise expressly indicated in this opinion, however, we have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our position as special communications counsel to Triton PCS.

          Subject to the foregoing and the other qualifications set forth herein, it is our opinion that, as of the date hereof:

          1. There is not now pending at the FCC any action, petition or proceeding, nor to the best of our knowledge is any such matter threatened, against Triton PCS that could cause Triton PCS to be ineligible to hold the AT&T PCS Contributed Licenses.

          2. The execution and delivery of the Agreements by Triton PCS and the performance by Triton PCS of its obligations thereunder will not violate the Communications Act or the FCC Rules.

          This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                        Very truly yours,

                                                                       EXHIBIT N

                           INSTRUMENT OF ASSIGNMENT

          INSTRUMENT OF ASSIGNMENT from AT&T WIRELESS PCS INC., a Delaware corporation ("Assignor"), to TRITON PCS, INC., a Delaware corporation (the "Company").

          Assignor, Triton PCS Holdings, Inc., the owner of 100% of the stock of the Company, and the other parties referred to therein have executed and delivered a Securities Purchase Agreement, dated as of October 8, 1997 (the "Purchase Agreement"). Capitalized terms used herein without definition shall have the respective meanings assigned to them in the Purchase Agreement.

          1. Pursuant to Section 2.1 of the Purchase Agreement, for valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby assign, transfer and convey to the Company, its successors and assigns forever, the AT&T PCS Contributed Licenses,

          TO HAVE AND TO HOLD, all and singular, the assets and properties hereby assigned, conveyed, transferred and delivered or intended so to be unto the Company and its successors and assigns to and for its or their use forever.

          2. Nothing contained in this Instrument of Assignment shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expend, enlarge or in any way affect the provisions, including the warranties, covenants, agreements, conditions, representations, or, in general any of the rights and remedies, and any of the obligations and indemnifications of Assignor or Triton PCS Holdings, Inc., set forth in the Purchase Agreement, including without limitation any limits on indemnification specified therein. This Instrument of Assignment is intended only to effect the transfer of a certain interest the transfer of which is contemplated in the Purchase Agreement and shall be governed in accordance with the terms and conditions of the Purchase Agreement.

          3. This Instrument of Assignment is (i) executed pursuant to the Purchase Agreement and may be executed in counterparts, each of which as so executed shall be deemed to be an original, but all of which together shall constitute one instrument and (ii) shall be governed by and in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

          IN WITNESS THEREOF, Assignor has caused this instrument of Assignment to be duly executed and delivered as of this ___ day of __________, 1998.

                                   AT&T WIRELESS PCS INC.

                                   By:__________________________
                                      Name:_____________________
                                      Title:____________________
Accepted:

TRITON PCS, INC.

By:________________________
   Name:___________________
   Title:__________________

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